UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22509

LoCorr Investment Trust
(Exact name of registrant as specified in charter)

687 Excelsior Blvd

Excelsior, MN 55331
(Address of principal executive offices) (Zip code)

CT Corporation System

1300 East Ninth Street

Cleveland, OH 44114
(Name and address of agent for service)

952.767.2920

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report

December 31, 2022

LoCorr Funds

LoCorr Macro Strategies Fund

Class A (LFMAX), Class C (LFMCX), Class I (LFMIX)

LoCorr Long/Short Commodities Strategy Fund

Class A (LCSAX), Class C (LCSCX), Class I (LCSIX)

LoCorr Market Trend Fund

Class A (LOTAX), Class C (LOTCX), Class I (LOTIX)

LoCorr Dynamic Opportunity Fund (formerly LoCorr Dynamic Equity Fund)

Class A (LEQAX), Class C (LEQCX), Class I (LEQIX)

LoCorr Spectrum Income Fund

Class A (LSPAX), Class C (LSPCX), Class I (LSPIX)

Shareholder Letter

Letter to Shareholders

LoCorr Funds seeks to provide investments that, over time, will have low correlation to traditional asset classes such as stocks and bonds. We believe that adding low correlating investments to a portfolio has the potential to significantly reduce overall portfolio risk while enhancing returns. Correlation measures the degree to which the returns of two investments move together over time. LoCorr offers products that provide the potential for positive returns in rising or falling markets and are designed to generate returns independent of traditional stock, bond and commodity investments. In this report, LoCorr Funds is reporting on five mutual funds: LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund (collectively, the “Funds”).

MARKET COMMENTARY

Throughout 2022, market participants focused on soaring inflation and the ensuing actions taken by the Federal Reserve (“Fed”) to combat surging prices. Economic growth decelerated modestly in the first half of 2022 while the Consumer Price Index (“CPI”) reached +9.0% year over year in June, its highest level since 1982. As elevated inflation persisted, investors began to look for the possibility of a Fed pivot. Much to their frustration, the significant slowdown in rate increases or even cuts never came to fruition. A large contributor to elevated inflation was tight labor markets, with the unemployment rate hitting a 54-year low of 3.5%. December marked the 24th month in a row of job gains and capped off a strong year for the U.S. labor market in which 4.5 million jobs were added.

The Fed hiked policy rates by 4.25% during 2022 and its latest economic projections skewed hawkish at year end, signaling the central bank’s expectations for high inflation to continue along with higher policy rates, lower growth, and higher unemployment. The impact of the Fed rapidly raising interest rates was directly felt by the slowing housing market as 30-year mortgage rates jumped to 6.42% at the end of 2022, up from 3.11% at the end of 2021. Outside the U.S., the European Central Bank (“ECB”) also hiked rates aggressively to combat elevated inflation. In addition, the Bank of Japan surprised markets toward the end of the year by relaxing its “yield curve control” policy, allowing long-end Japanese government bond yields to rise incrementally.

Coupled with domestic economic concerns, Russia’s invasion of Ukraine on February 24th would become one of the most dominant themes during the period. This invasion would upend the world order that has generally kept the peace in Europe since World War II and have far-reaching effects on financial markets. Strong condemnation and increasingly strict sanctions by the U.S. and its allies may harm the Russian economy, but given Russia is a key producer of oil, natural gas, and wheat, exacerbated an already difficult inflationary picture by causing many commodities like natural gas in Europe to surge to new heights in 2022, though these prices would later collapse.

Equities

In 2022, stock prices across the globe sank sharply as the MSCI World Index declined -18.14% on a local currency basis while the S&P 500 dropped -18.11%, posting the worst first half since 1970 and its worst calendar year return since the Great Financial Crisis. The CBOE Volatility Index, commonly referred to as the market’s fear gauge, topped out at 36.45 on March 7th, up more than 100% from the beginning of the year. Investors became increasingly skittish in response to growing recessionary risk, geopolitical tensions, and skyrocketing inflation. The continuation of rising interest rates and recessionary concerns would pressure growth and high-valuation stocks while value and more defensive sectors along with commodity stocks would perform better on a relative basis. Despite the difficult year, overall, for equities, market optimism sparked significant rallies in prices, but proved to be short lived as recessionary fears reemerged.

Fixed Income

Global bond yields rose sharply in the period as the Fed and other central banks aggressively raised rates in response to rising prices. The 10-year U.S. Treasury yield topped out at 4.25% in late October, a high for 2022, marking a significant climb from 1.51% at the start of the year. Yields also rose outside the U.S. with the 10-year German Bund climbing out of negative yielding territory. Further, with the increasingly hawkish posture of the Fed forcing the short end of the curve higher while at the same time the risk of recession increased, the 2-year and 10-year yield curve inverted for the first time at the end of March, then briefly returned to upward sloping, before finishing the latter periods of the year deeply inverted. 2022 proved to be the worst year for the Bloomberg U.S. Aggregate Bond Index since its inception in 1980, down -13.01%, causing serious pain for the traditional 60/40 portfolio of stocks and bonds, respectively.

Commodities

The Bloomberg Commodity Index rose +18.44% in the first half of the calendar year as commodity prices continued their recovery from the depths of the pandemic. However, 2022 proved to be a tale of two halves, as during the second half of the year the index would fall, -1.98%. This brought 2022 performance to up +16.09%. This general upward move did not come

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Shareholder Letter

without volatility, as commodity prices fell -18.83% between 6/10/22 and 7/6/22. A lack of investment in commodities over the past decade, coupled with surging demand following the pandemic shutdowns, has contributed to the massive surge in prices that persisted until early 2022, which was exacerbated by the Russian invasion of Ukraine. With Western Europe particularly reliant on Russian oil and natural gas, the largest gains were generally in the energy sector. After finishing 2021 near $79/barrel, Brent crude traded as high as $139 in early March, its highest level since July 2008. European natural gas, Dutch TTF, would rise to all-time highs in the summer of 2022 as concerns surrounding European energy market stability for winter would come into question. However, amid a warmer than expected winter and full storage, the massive run up in price would ultimately reverse course and fall below preinvasion levels. In agricultural markets, wheat prices rocketed higher as the Ukraine and Russia account for approximately a third of global wheat exports. Metal prices also moved higher though generally lagged other commodities with the exception of nickel which moved sharply higher. Metal prices were volatile as market participants balanced supply scarcity and China’s Zero-Covid policy-sparked lockdowns in the country which in turn curbed demand for industrial metals.

Foreign Currencies

In currency markets, the U.S. Dollar (“USD”) appreciated against a basket of major currencies, rising over +7.8% in 2022, with a majority of the gains coming in the first three quarters of the year. We attribute the strength in the USD to be related to high inflation, strong relative economic data, and the Fed’s increasingly aggressive posture along with a general flight to safety. This general upward trend reversed significantly in the 4th quarter, with the USD falling over -7% against the backdrop of widespread increase in risk appetite, improved energy situation and economic outlook in Europe, along with optimism of the Fed reversing its hawkish posture.

LOCORR MACRO STRATEGIES FUND

The LoCorr Macro Strategies Fund (“Macro Strategies Fund” or the “Fund”) seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures Strategy and a Fixed Income Strategy.

The Fund employs four sub-advisers to manage the managed futures portion of the Fund:

●

Millburn Ridgefield (“Millburn”) manages a portfolio for the Fund that is similar to its Millburn Diversified Program which commenced operations in 1977. Millburn invests in a diversified portfolio of global futures contracts by employing a systematic, statistical learning-based, multi-factor approach.

●

Graham Capital Management (“Graham”) manages a portfolio for the Fund that is similar to its Tactical Trend strategy, a systematic medium- to long-term trend following program that commenced trading in 2006.

●

Revolution Capital Management (“Revolution”) manages a strategy for the Fund that is similar to its Alpha Program that has been available in a managed account program since 2007. Revolution employs a short-term pattern recognition strategy.

●

R. G. Niederhoffer Capital Management (“R. G. Niederhoffer”) manages a strategy for the Fund that is similar to its Smart Alpha Program which began trading in 1993 as part of a broader strategy and since 2018 as a stand-alone strategy. R.G. Niederhoffer employs a short-term oriented systematic behavioral bias capture approach.

Fund Performance Summary

For the year ended December 31, 2022, the Fund’s Class I shares gained +15.40% as it capitalized on many of the major market themes. The Fund outperformed the +14.53% increase for the Morningstar Systematic Trend category. Given the sell-off in stocks and bonds during the period, we were pleased with the Fund’s positive absolute returns which provided valuable diversification for investors. Trading in fixed income, energy and currencies was the largest contributor, while metals & equity trading were marginally unprofitable. 10-Year U.S. Treasury Notes, heating oil, and brent crude were the top contributing markets in 2022.

All four managers had positive returns during the period, in varying amounts. The largest contribution was from Graham’s systematic medium- to long-term trend-following strategy. While Millburn’s statistical learning-based, multi-factor strategy lagged traditional trend followers, it produced solid positive absolute returns and beneficial diversification throughout the year. The Fund’s short-term strategies also contributed positively, with R.G. Niederhoffer marginally outperforming Revolution during the period as choppy markets provided ample trading opportunities. Overall, the Fund’s combination of differentiated trading styles and strategies, which tend to generate returns independent of each other over time, contributed to its stronger and less volatile returns than most peers.

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Shareholder Letter

The target allocation to each sub-adviser at the end of the period was as follows:

●    Millburn Ridgefield Corporation: 37.5%

●    Graham Capital Management: 37.5%

●    Revolution Capital Management: 15%

●    R.G. Niederhoffer Capital Management: 10%

Managed Futures Strategy

Fixed Income

Trading in fixed income produced the largest profits for the Fund, concentrated in short- and medium-term instruments. The Fund’s sub-advisers continued to capitalize on the strong downward trend in global fixed income prices and the heighted level of volatility as it provided ample opportunities to take advantage of. The Fund held a consistent short posture throughout the year, outside of early summer when exposure shifted to modestly long. The largest gains from individual markets were from short positions in 2-, 5- and 10-Year U.S. Treasuries and short exposure in European fixed income instruments including the Euro BOBL, Euro Bund, and Eurodollar. Overall, fixed income exposure remained short into the end of the period.

Foreign Currencies

Currency trading was a strong contributor to Fund performance in the period led by short positions in Asia and Europe. The largest gain was from a short position in the Japanese Yen which weakened significantly versus the USD. Positive performance in European currencies was led by short exposure to the British Pound and Euro as inflation, coupled with mounting recessionary fears, boosted the greenback against the Pound. At the end of the period and for the first time in 2022, foreign currency exposure moved to long versus the USD.

Commodities

Persistent long energy exposure throughout the period benefitted from the continued upward move in the price of oil and oil-related commodities. The largest gains in energy trading were from long Brent Crude and heating oil positions. In agricultural markets, the spike in grain prices led to significant gains from long corn and soybeans positions early in the period. Trading in metals was more mixed with gains in base metals, notably aluminum, largely offset by losses in precious metals, primarily gold. As volatility in the commodity markets soared during the year, the Fund’s sub-advisers reduced exposure accordingly. The Fund ended the period with long positions in energy, grains, meats, precious metals, and short positions in softs and base metals.

Equity Indices

Trading in equity indices modestly detracted from performance during the period as gains from the Fund’s short-term trading and systematic macro strategies were offset by losses in the trend strategy. Overall, net equity exposure was generally short in varying sizes throughout the first half of the year before flipping to a consistent long posture in the 4th quarter. While the U.S. and Europe detracted the most from performance, equity indices in Asia and emerging market countries finished the year in positive territory, with the Hang Sang contributing most to Fund performance.

Outlook

As we turn the page on 2022, we believe the outlook for managed futures/macro is compelling and expect robust market opportunities for the Fund. With elevated and potentially sticky inflation, the continuation of the Federal Reserve’s tapering program, and continued expected interest rate hikes, the potential exists for powerful moves across multiple asset classes including currencies, commodities, and fixed income. Given this backdrop, the potential exists for sustained periods of heightened volatility in equities as well. Finally, we expect continued divergence in economic growth and central bank policy around the globe in 2023 which may further contribute to robust opportunities for the Fund.

Since the 2008 Global Financial Crisis (“GFC”), the Fed has injected massive amounts of liquidity into financial markets, by cutting interest rates and buying bonds, whenever signs of trouble emerged. This was called the “Fed put” where it acted as a backstop and propped up risk assets. These loose monetary conditions served to stabilize uneasy markets, boost risk assets, and constrained volatility; conditions which were conducive to long-only stock investing but proved challenging for many macro traders. We believe markets have entered a new regime where the Fed will be challenged as in the post-GFC period. In short, we feel market conditions will remain favorable for macro strategies, like the Fund, in the foreseeable future.

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Shareholder Letter

Fixed Income Strategy

The Fund invests a portion of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate (“IG”) and government agency securities managed by Nuveen Asset Management (“Nuveen”).

The fixed income component of the Fund is managed against the Bloomberg 1-5 Government Credit Index. The return for the fixed income portion of the portfolio was -3.15%, compared to -5.5% for the benchmark in 2022. The duration of the fixed income component of the Fund was managed between 1.5 and 1.8 years during the period compared to about 2.6 years for the benchmark. The short duration and yield curve positioning had a positive impact on performance. The Fund’s allocation was between 22-27% in investment grade corporate bonds and 25-30% in high quality, short duration securitized sectors. The Fund maintained broad corporate bond diversification with an overweight to financials. Given that spreads for non-government securities widened, sector strategy was a detractor to investment returns during the reporting period. During 2022, the Adviser reduced the allocation to Nuveen below its historic norms and increased the Fund’s fixed income exposure to money market funds and bank deposit accounts.

Nuveen continues to expect growth to moderate moving forward, to a below-trend pace, with the heightened risks of a relatively mild recession in the U.S. and Europe. Job growth, which has remained quite resilient in recent months, is likely to decelerate in the coming quarters. Inflation has likely peaked, but will likely remain too high relative to central bank targets through year-end 2023, exerting a drag on consumer spending and prompting further central bank tightening. Nuveen expects the Federal Reserve to return to +25 basis points (“bps”) hikes at its first three meetings of 2023. The ECB is also likely to continue tightening, though the overall level of rates in Europe will remain lower than in the U.S. Given the outlook on the Fed and expectations for incoming economic data, the manager expects to manage the Funds’ duration underweight versus the benchmark.

Tighter global monetary policy and worsening credit fundamentals will likely lead to wider investment grade corporate spreads during the first half of 2023. All eyes will be on corporate earnings, as margins appear vulnerable, and fears of an economic slowdown grow. Despite this downbeat macro environment, investment grade corporate fixed income still offer relatively attractive yields, and issuers tend to be well-positioned to withstand economic headwinds thanks to their more conservative fiscal management. Among sectors, banking is favored, where supply should decrease compared to 2022, and communications, where further deleveraging is likely. The short end of the curve also appears attractive heading into the new year, as high-quality names with lower leverage and abundant free cash flow will remain in demand.

In light of favorable volatility adjusted return potential and diversification benefits, Nuveen will continue to position the portfolio broadly across the securitized sectors. Mortgage credit fundamentals are still strong despite a decline in home sales and higher interest rates. Both existing and new home supply are low, and rents are high, but rising mortgage rates have cooled demand. Valuations on mortgaged backed securities are attractive relative to similarly rated corporate credit.

The manager expects commercial mortgage-backed securities supply to increase if spreads and rates stabilize. If spreads remain elevated, the quality of new issuance is likely to decline, as more levered borrowers will be forced to issue, even into distressed levels, while better-capitalized sponsors will wait for more normalized conditions before borrowing. While still manageable, ABS credit performance is deteriorating in some segments, especially deep subprime consumer credit. However, with a strong labor market and elevated wage gains, expected deterioration may be modest.

LOCORR LONG/SHORT COMMODITIES STRATEGY FUND

The LoCorr Long/Short Commodities Strategy Fund (the “Long/Short Commodities Fund” or the “Fund”) provides investors with access to a commodities futures strategy in a mutual fund structure. Historically, investors have primarily accessed exposure to long-only commodities which rely on rising commodity prices to generate positive returns. Of course, commodity prices do not always appreciate and occasionally experience sharp declines, as was seen in 2020, 2018, 2014/2015 and 2008. The Long/Short Commodities Fund has the potential to profit while commodity prices increase or decrease which differentiates it from most commodity-oriented mutual funds. The Fund’s primary investment objective is capital appreciation in rising and falling commodities markets. The Fund attempts to achieve its investment objective by investing in two primary strategies – a Commodities Strategy and a Fixed Income Strategy. The Fund accesses the returns of:

●

ARCOM Capital (“ARCOM”), which began trading in 2015. ARCOM is led by Alastair Riach, who has over 30 years of experience trading commodities, and manages a discretionary natural gas specialist strategy that trades primarily relative value.

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Shareholder Letter

●

East X was founded in 2017 and manages a strategy that traces its roots back to 2014. East Alpha manages a systematic approach that combines fundamental insights gleaned from discretionary traders with pattern recognition technique in a rigorous systematic framework. The portfolio will hold long/short directional, relative value (inter-market), and structural (calendar spread) positions.

●

Systematica’s Commodities Long/Short strategy (“Systematica”- formerly First Quadrant prior to acquisition), which began trading in 2010. Systematica employs a systematic long/short directional strategy that attempts to capture commercial market participant behavior across 20+ commodity markets.

●

J E Moody & Company Commodity Relative Value Program (“JEM CRV”), which began trading in 2006. JEM CRV employs a market neutral, systematic trading strategy that invests in relative value calendar spread and inter-market positions across 20+ commodity markets.

●

Millburn Ridgefield is the successor firm to an organization that was established in 1971. The firm began trading dedicated long/short commodity programs beginning in 2005. Millburn employs a systematic trading strategy that takes primarily outright long/short and relative value spread positions across 40+ commodity markets.

●

CoreCommodity began trading the current strategy in 2017 but traces its roots back to the firm’s inception in 2003. CoreCommodity manages a discretionary approach based on a microeconomic analysis centered on four dimensions; quantitative, fundamental, market dynamics, and manager discretion. The portfolio will hold long/short directional, relative value (inter-market), and structural (calendar spread) positions.

●

Valent Asset Management was founded in 2019 and manages a dedicated metals strategy that combines discretionary views with the use of sophisticated quantitative tools. The lead portfolio manager has traded metals at other firms since 2007.

Fund Performance Summary

For the year ended December 31, 2022, the Fund’s Class I shares gained +6.06%, versus the +16.09% return for the Bloomberg Commodity Total Return Index and the +1.49% gain for the ICE BAML T-Bill Index. In a year when the S&P 500 Index was down over -18% and the Bloomberg US Aggregate Bond Index was down over -13%, the Fund’s positive return acted as a strong diversifier for traditional 60/40 portfolios. We are pleased with the performance of the Fund in 2022 as it has demonstrated the ability to participate in the strong upward movement of commodity prices. However, due to the Funds long/short philosophy and our desire to limit volatility and potential drawdowns, we wouldn’t expect it to fully keep pace with a long-only commodity index that is surging higher. The Bloomberg Commodity Total Return Index (a long-only strategy) suffered a -18.83% drawdown from June to July, and in this period the Fund was down a modest -0.80%, showing its ability to protect against large selloffs in the index. A majority of the Fund’s underlying managers finished 2022 in positive territory with ARCOM, Millburn, and East X leading the way while Valent finished slightly slower. Trading in energy was the largest driver of the Fund’s positive return, followed by smaller contributions from grains. There were modest losses from trading in metals, softs, and livestock while trading in commodity equities was not a significant performance driver.

Energy

Trading in energy produced the largest gains for the Fund, as long-biased positioning benefited from rising prices attributable to supply constraints including impact from the Russia/Ukraine conflict. Overall, the largest contributors in 2022 were from trading in gasoline RBOB, natural gas, and power markets. Prices surged in these markets, particularly in Europe as the continent struggled to fill inventories with much of their energy being sourced from Russia. In the second half of the year, however, a bearish posture in natural gas which was expressed through a mixture of directional short positions and a number of calendar spread positions was a notable contributor, as near-term contracts fell more precipitously than deferred contracts in both Europe and the United States as mild weather helped bring storage level to full levels moving into winter. The Fund finished 2022 with long exposure in oil, while natural gas and power markets were positioned short.

Agricultural

Trading in agricultural commodities was a modest contributor to Fund performance during the period, with slight gains in grains being partially offset by small losses in softs and livestock. Within grains, most of the positive performance was driven by relative value trading in corn markets, as “bull spread” positions benefited from tighter supply due to drought conditions in South America and the Russia/Ukraine war disrupting shipping routes and growing regions for the crop. The Fund finished 2022 with long exposure in grains, softs, and livestock.

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Shareholder Letter

Metals

Trading in metals was a modest detractor to Fund performance in 2022, with losses in precious metals slightly overshadowing the gains made in industrial metals. Within precious metals, palladium suffered the worst losses for the Fund, followed by gold and silver. The largest gains in industrial metals came from long nickel positioning, as the Fund took advantage of improving market fundamentals early in the year, which happened to set the Fund up to benefit from a short squeeze on the London Metal Exchange in late March. At the end of 2022, the Fund had long exposure to industrial metals and short exposure to precious metals.

Outlook

As we turn the page on 2022, we believe the outlook for the Fund remains highly compelling. We expect robust market opportunities in the commodity markets that the Fund may take advantage of. With elevated and potentially sticky inflation, the continuation of the Federal Reserve’s tapering program, and continued expected interest rate hikes, the potential exists for powerful moves across multiple asset classes including commodities. We expect continued divergence in economic growth and central bank policy around the globe in 2023 which may further contribute to robust opportunities for the Fund.

Overall, we are pleased with the Fund’s performance in 2022, providing welcomed diversification to investors. We believe the Fund may be highly attractive to investors seeking uncorrelated solutions to most investment strategies and asset classes, or for investors seeking alternatives in the commodity market. Commodity markets are generally characterized by high volatility and sizable drawdowns. This volatility may create tremendous opportunities which we believe the Fund can take advantage of. The underlying managers in the Fund can take both long and short directional positions (benefit from commodities moving up or down), as well as relative value positions (calendar, geographic, and inter-market spreads) to capture this diverse and robust set of opportunities over time, making it a potentially ideal solution regardless of the market environment for commodities. Finally, the Fund’s multi-manager approach has the potential to smooth the ride for investors as the underlying managers tend to zig and zag at different times which may help reduce volatility and limit drawdowns. We remain confident in the outlook for the Fund and the underlying managers and strategies.

Fixed Income Strategy

The Fund invests a portion of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate (“IG”) and government agency securities managed by Nuveen Asset Management (“Nuveen”).

The fixed income component of the Fund is managed against the Bloomberg 1-5 Government Credit Index. Returns for the fixed income portion of the portfolio were -3.15% compared to -5.5% for the benchmark in 2022. The duration of the fixed income component of the Fund was managed between 1.5 and 1.8 years during the period compared to about 2.6 years for the benchmark. The short duration and yield curve positioning had a positive impact on performance. The Fund’s allocation was between 22-27% in investment grade corporate bonds and 25-30% in high quality, short duration securitized sectors. The Fund maintained broad corporate bond diversification with an overweight to financials. Given that spreads for non-government securities widened, sector strategy was a detractor to investment returns during the reporting period. During 2022, the Adviser reduced the allocation to Nuveen below its historic norms and increased the Fund’s fixed income exposure to money market funds and bank deposit accounts.

Nuveen continues to expect growth to moderate moving forward, to a below-trend pace, with the heightened risks of a relatively mild recession in the U.S. and Europe. Job growth, which has remained quite resilient in recent months, is likely to decelerate in the coming quarters. Inflation has likely peaked, but will likely remain too high relative to central bank targets through year-end 2023, exerting a drag on consumer spending and prompting further central bank tightening. Nuveen expects the Federal Reserve to return to +25 bps hikes at its first three meetings of 2023. The ECB is also likely to continue tightening, though the overall level of rates in Europe will remain lower than in the U.S. Given the outlook on the Fed and expectations for incoming economic data, the manager expects to manage the Funds’ duration underweight versus the benchmark.

Tighter global monetary policy and worsening credit fundamentals will likely lead to wider investment grade corporate spreads during the first half of 2023. All eyes will be on corporate earnings, as margins appear vulnerable, and fears of an economic slowdown grow. Despite this downbeat macro environment, investment grade corporate fixed income still offer relatively attractive yields, and issuers tend to be well-positioned to withstand economic headwinds thanks to their more conservative fiscal management. Among sectors, banking is favored, where supply should decrease compared to 2022, and communications, where further deleveraging is likely. The short end of the curve also appears attractive heading into the new year, as high-quality names with lower leverage and abundant free cash flow will remain in demand.

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Shareholder Letter

In light of favorable volatility adjusted return potential and diversification benefits, Nuveen will continue to position the portfolio broadly across the securitized sectors. Mortgage credit fundamentals are still strong despite a decline in home sales and higher interest rates. Both existing and new home supply are low, and rents are high, but rising mortgage rates have cooled demand. Valuations on mortgaged backed securities are attractive relative to similarly rated corporate credit.

The manager expects commercial mortgage-backed securities supply to increase if spreads and rates stabilize. If spreads remain elevated, the quality of new issuance is likely to decline, as more levered borrowers will be forced to issue, even into distressed levels, while better-capitalized sponsors will wait for more normalized conditions before borrowing. While still manageable, ABS credit performance is deteriorating in some segments, especially deep subprime consumer credit. However, with a strong labor market and elevated wage gains, expected deterioration may be modest.

LOCORR MARKET TREND FUND

The LoCorr Market Trend Fund (the “Market Trend Fund” or the “Fund”) was created to provide investors with access to a trend following futures strategy managed by one of the leading managers in this space—Graham Capital Management. Graham was founded in 1994 and manages approximately $17.5 billion in assets. The Market Trend Strategy is managed similarly to Graham’s Tactical Trend program, a systematic medium- to long-term trend following strategy that commenced trading in 2006. The Fund seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies – a Market Trend Strategy and a Fixed Income Strategy.

Fund Performance Summary

For the year ended December 31, 2022, the Fund’s Class I shares gained +29.94%, versus +27.35% for the Morningstar Systematic Trend category. Overall, the Fund had a strong performance in the first three quarters of the year, gaining +36.16% but lost ground in the fourth quarter as significant reversals in many of the prominent macro trends reversed. Given the sell-off in stocks and bonds during the period, we were pleased with the Fund’s positive absolute returns which provided valuable diversification for investors. Major indices such as the S&P 500 and Bloomberg US Aggregate bond Index were down -18.11% and -13.01% in 2022, respectively. Trading in fixed income, energy, and foreign currencies was the largest positive contributor to the Fund while equity trading was unprofitable. U.S. 5-Year Notes, British Pound, and Euro BOBL were the top contributing markets in 2022.

Market Trend Strategy

Fixed Income

Trading in fixed income produced the largest profits for the Fund, concentrated in long-term and medium-term instruments. The Fund’s sub-adviser continued to capitalize on the strong downward trend in global fixed income prices. The Fund held a consistent short posture throughout the year. The largest gains from individual markets were from short positions in 2-, 5- and 10-Year U.S. Treasuries and short exposure in European fixed income instruments including the Euro BOBL, Euro Bund, and Euro Schatz. Overall, fixed income exposure remained short into the end of the period.

Foreign Currencies

Currency trading was a strong contributor to Fund performance in the period led by short positions in Asia and Europe. The largest gain was from a short position in the British Pound which weakened significantly versus the USD as inflation, coupled with mounting recessionary fears, boosted the greenback against the Pound. Positive performance in Asian currencies was led by short exposure to the Yen. At the end of the period, foreign currency exposure remained short versus the USD.

Commodities

Persistent long energy exposure through the first half of the year benefitted from the continued upward move in the price of oil and oil-related commodities. The largest gains in energy trading were from long heating oil and gas oil positions. The Fund moderated the long posture after the first quarter and was able to maintain positive performance in the sector despite the retracement in oil and oil related prices. In agricultural markets, the spike in grain prices led to gains from long corn and wheat positions early in the period. Trading in metals was a modest detractor with modest losses in base metals, despite aluminum’s strong positive contribution, and losses in precious metals, primarily gold. As volatility in the commodity markets soared during the year, the Fund’s sub-adviser reduced exposure accordingly. The Fund ended the period with long positions in energy, grains, precious metals, and short positions in softs and base metals.

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Shareholder Letter

Equity Indices

Trading in equity indices detracted from performance during the period. Overall, net equity exposure was generally short in varying sizes throughout the first half of the year before flipping to a consistent long posture beginning in the 3rd quarter. While the U.S. and Europe detracted the most from performance, equity indices in Asia finished the year in positive territory, with the Hang Sang contributing most to Fund performance.

Outlook

As we turn the page on 2022, we believe the outlook for trend following/macro is compelling and expect robust market opportunities the Fund may take advantage of. With elevated and potentially sticky inflation, the continuation of the Federal Reserve’s tapering program, and continued expected interest rate hikes, the potential exists for powerful moves across multiple asset classes including currencies, commodities, and fixed income. Given this backdrop, the potential exists for sustained periods of heightened volatility in equities as well. Finally, we expect continued divergence in economic growth and central bank policy around the globe in 2023 which may further contribute to robust opportunities for the Fund.

Since the 2008 Global Financial Crisis (“GFC”), the Fed has injected massive amounts of liquidity into financial markets, by cutting interest rates and buying bonds, whenever signs of trouble emerged. This was called the “Fed put” where it acted as a backstop and propped up risk assets. These loose monetary conditions served to stabilize uneasy markets, boost risk assets, and constrained volatility; conditions which were conducive to long-only stock investing, but proved challenging for many macro traders. We believe markets have entered a new regime where the Fed will be challenged as in the post-GFC period. In short, we feel market conditions will remain favorable for macro strategies, like the Fund, in the foreseeable future.

Fixed Income Strategy

The Fund invests a portion of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate (“IG”) and government agency securities managed by Nuveen Asset Management (“Nuveen”).

The fixed income component of the Fund is managed against the Bloomberg 1-5 Government Credit Index. Returns for the fixed income portion of the portfolio were -3.15% compared to -5.5% for the benchmark in 2022. The duration of the fixed income component of the Fund was managed between 1.5 and 1.8 years during the period compared to about 2.6 years for the benchmark. The short duration and yield curve positioning had a positive impact on performance. The Fund’s allocation was between 22-27% in investment grade corporate bonds and 25-30% in high quality, short duration securitized sectors. The Fund maintained broad corporate bond diversification with an overweight to financials. Given that spreads for non-government securities widened, sector strategy was a detractor to investment returns during the reporting period. During 2022, the Adviser reduced the allocation to Nuveen below its historic norms and increased the Fund’s fixed income exposure to money market funds and bank deposit accounts.

Nuveen continues to expect growth to moderate moving forward, to a below-trend pace, with the heightened risks of a relatively mild recession in the U.S. and Europe. Job growth, which has remained quite resilient in recent months, is likely to decelerate in the coming quarters. Inflation has likely peaked, but will likely remain too high relative to central bank targets through year-end 2023, exerting a drag on consumer spending and prompting further central bank tightening. Nuveen expects the Federal Reserve to return to +25 bps hikes at its first three meetings of 2023. The ECB is also likely to continue tightening, though the overall level of rates in Europe will remain lower than in the U.S. Given the outlook on the Fed and expectations for incoming economic data, the manager expects to manage the Funds’ duration underweight versus the benchmark.

Tighter global monetary policy and worsening credit fundamentals will likely lead to wider investment grade corporate spreads during the first half of 2023. All eyes will be on corporate earnings, as margins appear vulnerable, and fears of an economic slowdown grow. Despite this downbeat macro environment, investment grade corporate fixed income still offer relatively attractive yields, and issuers tend to be well-positioned to withstand economic headwinds thanks to their more conservative fiscal management. Among sectors, banking is favored, where supply should decrease compared to 2022, and communications, where further deleveraging is likely. The short end of the curve also appears attractive heading into the new year, as high-quality names with lower leverage and abundant free cash flow will remain in demand.

In light of favorable volatility adjusted return potential and diversification benefits, Nuveen will continue to position the portfolio broadly across the securitized sectors. Mortgage credit fundamentals are still strong despite a decline in home sales and higher interest rates. Both existing and new home supply are low, and rents are high, but rising mortgage rates have cooled demand. Valuations on mortgaged backed securities are attractive relative to similarly rated corporate credit.

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Shareholder Letter

The manager expects commercial mortgage-backed securities supply to increase if spreads and rates stabilize. If spreads remain elevated, the quality of new issuance is likely to decline, as more levered borrowers will be forced to issue, even into distressed levels, while better-capitalized sponsors will wait for more normalized conditions before borrowing. While still manageable, ABS credit performance is deteriorating in some segments, especially deep subprime consumer credit. However, with a strong labor market and elevated wage gains, expected deterioration may be modest.

LOCORR DYNAMIC OPPORTUNITY FUND

The LoCorr Dynamic Opportunity Fund (“Dynamic Opportunity Fund” or the “Fund”) seeks long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective. Consistent with the “low correlation” characteristics that our LoCorr Funds family seeks, long/short equity funds have the ability to provide positive returns when equity markets are rising, yet they offer the potential for downside profits when equity prices are falling.

As a result of our ongoing manager monitoring, review, and analysis, a decision was made in the second quarter to add Millrace Asset Group as a sub-adviser. Two managers, First Quadrant and Billings Capital Management, were terminated, and Kettle Hill was retained. This restructuring aims to reduce volatility and improve risk-adjusted returns. We are optimistic about the future of the Fund considering the strength and longevity of the track records of both Kettle Hill and Millrace.

With these changes, the Fund currently employs two sub-advisers to manage Dynamic Opportunity Fund:

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Kettle Hill Capital Management (“Kettle Hill”) seeks to generate alpha by combining a bottom-up, fundamental analysis with a top-down opportunistic overlay. Investing primarily in small cap securities, Kettle Hill targets a conservative net exposure to the market. The sub-portfolio managed by Kettle Hill is similar to a strategy that this manager has executed since its inception in 2003. Kettle Hill has been a sub-adviser to Dynamic Opportunity Fund since September 2015.

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Millrace Asset Group (“Millrace”) employs a bottom-up fundamental investment philosophy. The team focuses on identifying high growth businesses in the relatively inefficient micro- to small-cap segment of the market. The sub-portfolio managed by Millrace is similar to its long/short strategy that they have executed since 2002.

Fund Performance Summary

For the year ended December 31, 2022, the Fund’s Class I shares finished the year in negative territory, down -8.80%, slightly underperforming the Morningstar Long/Short Fund category which was down -8.35%. The Fund’s small cap bias was a headwind during the period as the Russell 2000 Index finished 2022 down -20.44% versus the -18.11% loss for the S&P 500. Only two of the eleven S&P 500 sectors were positive in 2022, led by Energy which was up +64.56%, and Utilities, up +1.57%. Four sectors were down -20% or more on the year, led by Communication Services which fell -37.66%. Valuation for the S&P 500 leveled out in 2022 as the Cyclically Adjusted S&P 500 P/E (price-earnings ratio) closed the year at 28.46 and reached a low of 27.08, a level that hasn’t been seen since April 2020.

We were encouraged by the Fund’s performance following its mid-year manager restructuring, finishing the second half of 2022, up +4.39% versus the +1.49% gain for the Morningstar Long/Short Fund category.

The bulk of the Fund’s losses in 2022 can be attributed to Billings Capital and First Quadrant. These two managers were terminated mid-year when Millrace was added as a sub-adviser to pair with Kettle Hill as noted above. The Fund’s overall net exposure oscillated throughout 2022, ending the year slightly below its typical 40-60% range, at 38% net exposure.

The Fund’s long book was a negative contributor in three out of four quarters in 2022 as market conditions were difficult for much of the period. During the year, the Fund’s strongest performers were from the Healthcare, Technology, and Industrial sectors. Within Healthcare, Neuronetics Inc. (1.29% of the Fund as of 12/31/2022), a healthcare company that develops non-invasive treatments for psychiatric disorders, traded higher in the fourth quarter after reporting strong revenue growth. Within the Technology sector, Smartsheet Inc. (1.88% of the fund as of 12/31/2022), a marketer and developer of work management software, traded higher in the fourth quarter after posting much stronger than expected revenue and earnings in Q3 due to increased existing customer spending as well as growth in high-value customers. Another positive contributor in the Technology sector, Cambium Networks (1.34% of the Fund as of 12/31/2022), a wireless infrastructure provider that offers fixed wireless and Wi-Fi to broadband service providers and enterprises, traded higher in the second half of the year after supply issues that inhibited revenues in 2021 eased, allowing for a recovery in revenue and earnings. In the Industrials sector, Bowman Consulting Group (0.71% of the Fund as of 12/31/2022), a multi-disciplinary consulting firm offering a broad range of real estate, energy, infrastructure, and environmental management solutions to both public and private clients in the US, trended higher with increased forward guidance as well as consistent and strong earnings growth.

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Shareholder Letter

Offsetting these gains were losses in the Communication Services and Financial Services sectors. In the Communication Services sector, a position in Dish Network Corp (0.55% of the Fund as of 12/31/2022), a television service provider, detracted due to higher-than-expected subscriber losses as well as declining revenue in its core TV business. In the Financial Services sector, Credit Acceptance Corp (0.00% of the Fund as of 12/31/2022), a specialized consumer auto finance company, traded lower in the first quarter due to a weakening used-vehicle market.

The Fund’s short book saw positive contributions from the general downward movement in risk assets in 2022. The largest winner was an opportunistic short position that has since been exited in Tesla Inc. (0.00% of the Fund as of 12/31/2022), a designer and manufacturer of electric vehicles, was a positive contributor after the stock sold off in the fourth quarter due to a production shutdown at its Shanghai facility and concerns regarding CEO Elon Musk’s Twitter acquisition. In the Technology sector, a short position in Zscaler Inc. (-0.70% of the Fund as of 12/31/2022), a cloud security company, declined in the fourth quarter with the general move downward in technology-related stocks The fund also benefited from a short position that has since been exited in Proto Labs (0.00% of the Fund as of 12/31/2022), a company that provides rapid manufacturing for prototyping and short-run production, as the stock price fell in the fourth quarter after reporting disappointing revenue.

Outlook

As we enter 2023, investors will likely focus on elevated and potentially sticky inflation, the continuation of the Federal Reserve’s tapering program, and continued expected interest rate hikes as the potential exists for powerful moves across risk assets including equities. Given this backdrop, equity markets could be in for sustained periods of heightened volatility and uncertainty. We also expect continued divergence in economic growth and central bank policy around the globe in 2023 which may further contribute to robust short-selling opportunities for the Fund.

Amid continued uncertainty, a long/short equity strategy may allow for continued participation in rising equity markets while the strategy’s hedged approach and ability to benefit from falling stock prices could mitigate losses if equities were to sell off. With the ongoing conflict between Russia and Ukraine, coupled with potentially sticky inflation and a hawkish Federal Reserve, a turbulent equity market is a strong possibility again in 2023. We remain highly confident in the ability of the Fund to provide positive absolute returns and compelling diversification for investors.

Following the changes made in the second quarter, we are highly confident in the Fund’s outlook. We believe the two sub-advisers, Kettle Hill and Millrace, are exceptional managers that have considerable success over the past approximately twenty years. We are particularly excited about the Fund’s small-cap bias as we believe this segment of the market capitalization offers far more opportunities for alpha creation than large cap stocks.

LOCORR SPECTRUM INCOME FUND

The LoCorr Spectrum Income Fund (“Spectrum Income Fund” or the “Fund”) has an objective of current income with capital appreciation as a secondary objective. The Fund is designed to fit within the “low correlation” of the LoCorr Fund family by seeking to provide relatively high levels of income with low correlation to the bond market. The Fund is sub-advised by Bramshill Investments. Bramshill invests in a portfolio of primarily pass-through securities with an integrated covered call and hedging strategy. Bramshill seeks to generate high current income, much of which the Fund distributes monthly to investors.

Fund Performance Summary

For the year ended December 31, 2022, the Fund’s Class I shares were down -10.99% in 2022, outperforming the -18.11% return for the S&P 500 and the -13.01% return for the Bloomberg U.S. Aggregate Bond Index. The fund saw negative performance from all major sectors except for Master Limited Partnerships (“MLPs”) in 2022. Despite many widely followed market prognosticators calling for strong returns in 2022, global markets had other plans and delivered one of the worst years of performance for a typical 60/40 portfolio on record. With the effects of Covid seemingly in the rearview mirror, the primary driver of market performance in 2022 was inflation, and the Fed’s admission that it wasn’t transitory and therefore had to play catchup to arrest runaway inflation with increasingly large rate hikes. These effects caused bubbles to burst in some of the riskier asset classes resulting in massive capital losses. Fortunately, Bramshill’s strategy is focused on companies that generate sustainable cash flow and we were able to avoid such catastrophic losses.

Given the carnage and elevated volatility in markets, Bramshill’s strategy throughout the year was to allocate to lower beta, defensive companies in which they had confidence in the sustainability of cash flows, such as utilities, consumer staples, and natural gas weighted midstream stocks. Bramshill also actively engaged in hedging throughout the year. The benefit of this hedging activity in 2022 was primarily to dampen volatility and mitigate the drawdown given the weakness in broader equity markets. This materialized in the Fund’s drawdowns during periods where the equity market sold-off and standard deviation of returns which were approximately 40% below the S&P 500 (13.57% in 2022 vs. 23.00% in 2021). During 2022, the manager opportunistically hedged specific factor risk at different points in time. Accordingly, the Fund benefitted from hedging to protect against small-cap equity related risk while untimely hedging of energy risk was unprofitable.

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Shareholder Letter

The Master Limited Partnerships sector was the top contributor to the Fund’s 2022 performance. The sector built upon its strong performance last year and gained +30.92% in 2022, as measured by the Alerian MLP Index. The largest contributor to the Fund within this sector was Crestwood Equity Partners (1.72% of the Fund as of 12/31/22), a midstream MLP, which benefited from a strong energy environment, sold non-core assets, and bought out shares from a non-operating partner, thus removing overhang. Also contributing were the Crestwood preferred shares (1.79% of the Fund as of 12/31/22), where the market seems to be realizing the value of the high and stable nature of distributions in this part of the company’s capital structure. Global Partners (1.06% of the Fund as of 12/31/22), a downstream MLP benefitted from high refined product pricing and continued to raise its distribution.

Business Development companies, which fell -8.56% in 2022, as measured by the MVIS U.S. Business Development Companies Index, were relatively small detractors for the Fund. The Fund reduced exposure to BDCs in the first half of the year due to increased fear that a sharp rise in rates would negatively impact main street companies’ ability to pay back loans. The top-performing BDC holding within the Fund was BlackRock TCP Capital Corp. (0.99% of the Fund as of 12/31/22), an externally managed specialty finance company focused on middle-market lending, which rallied on strong earnings momentum. The largest negative BDC contributor to the Fund was a position that has since been exited in TriplePoint Venture Growth (0.00% of the Fund as of 12/31/22), which fell after a large position in its portfolio filed for bankruptcy.

Equity Real Estate Investment Trusts, as measured by the FTSE Nareit Composite, fell -25.02% during 2022. REITs were hit by higher-than-normal valuations coming into the year and the sharp increase in interest rates. The largest positive REIT contributor to the Fund was Iron Mountain (1.62% of the Fund as of 12/31/22), a global leader in innovative storage, asset lifecycle management and information management services, which was a positive gainer in 2022 after consistently posting sales and earnings growth over the course of the year. The largest negative REIT contributor to the Fund was Hannon Armstrong (0.98% of the Fund as of 12/31/22), which suffered from a dubious bear report from a short selling firm.

In C-Corps Bramshill focused on stocks with defensive characteristics, such as Utilities and Consumer Staples. The manager also maintained exposure to names with macro tailwinds like renewables and precious metal producers. The largest C-Corp detractor to the Fund was Algonquin Power & Utilities (0.00% of the Fund as of 12/31/22), which reported less than stellar 3Q earnings and suffered several sell-side downgrades causing Bramshill to exit the position, fortunately ahead of their 4Q announced dividend cut.

Mortgage REITs (mREITs), as measured by the FTSE Nareit All Mortgage Capped Index, fell -27.00%. Bramshill reduced exposure to mREIT as the year progressed and concentrated its exposure in agency-focused mREITs, which could potentially have a higher margin of safety. Exposure was also increased in certain mREIT preferred securities to move up the capital structure. The largest detracting mREIT in the Fund in 2022 was Annaly Capital Management (1.91% of the Fund as of 12/31/2022). The security was hampered by participating in a secondary offering which was poorly received by investors along with overall poor sentiment toward the sector.

Outlook

With the Fed appearing to curtail the pace of rate hikes, it remains to be seen what the lagged effects of such rapid hikes will have on the economy, which to this point has been stubbornly resilient. Fourth Quarter corporate earnings and more importantly, forward guidance will be in focus in the first quarter of 2023.

The first few months of 2023 will likely be a critical period for the economy with inflation, growth, jobs, earnings, and recession all indicative of how effective Fed policy will be in shaping the economic environment. Apart from economic fundamentals, geopolitical developments in Ukraine, China, or elsewhere could have an unpredictable impact. With all these considerations, Bramshill continues to believe a defensive stance is warranted and will continue to favor investments with sustainable cash flows in industries with a margin of safety, like select midstream companies, and those with definitive macro-tailwinds, such as those involved in the LNG value chain and in the transition to renewable power. Bramshill is anticipating some resolution of the worst of the US economic slowdown by midyear, after which it seems realistic to anticipate a more positive market environment but will be prepared to adjust the portfolio as the macro backdrop unfolds.

Thank you for investing in the LoCorr Funds

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Consumer Price Index measures the variation in prices paid by typical consumers for retail goods and other items. The Barclays U.S. Government/Credit 1-5 Year Index is an index of all investment grade bonds with maturities of more than one year and less than 5 years. MSCI EAFE Index was designed to measure the equity market performance of developed markets outside of the U.S. & Canada. BOBL futures contract is a standardized futures contract based on a basket of medium-term debt issued by the German Federal Government. BOBL is an acronym for a German term, Bundesobligation, which translated to English is federal government bond. Bund is a debt instrument issued by Germany’s federal government to finance outgoing expenditures. Bunds, German for “bonds”, are widely viewed as the German equivalent of U.S. Treasury bonds (T-bonds). VIX - Chicago Board Options Exchange (CBOE), the Volatility Index, or VIX, is a real-time market index that represents the market’s

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Shareholder Letter

expectation of 30-day forward-looking volatility. Derived from the price inputs of the S&P 500 index options, it provides a measure of market risk and investors’ sentiments. It is also known by other names like “Fear Gauge” or “Fear Index.” Investors, research analysts and portfolio managers look to VIX values as a way to measure market risk, fear and stress before they take investment decisions. ICE BofAML 3-M T-Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Morningstar Managed Futures Category is an average monthly return of all funds in the Morningstar Managed Futures Category. These funds typically take long and short positions in futures options, swaps, and foreign exchange contracts, both listed and over the counter, based on market trends or momentum. (A long position is a bet an investment will gain in value, while a short position is a bet that an investment will decline in value.) A majority of these funds follow trend-following, price-momentum strategies. Other strategies included in this category are systematic mean-reversion, discretionary global macro strategies, commodity index tracking, and other futures strategies. More than 60% of these funds’ exposure is invested through derivative securities. TOPIX Index (Tokyo Stock Price Index) is an important stock market index for the Tokyo Stock Exchange (TSE) in Japan, tracking all domestic companies of the exchange’s First Section. Dow Jones EURO STOXX 50 Index is a market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations. Bloomberg Commodity Index is a broadly diversified commodity price index distributed by Bloomberg Indexes. The index was originally launched in 1998 as the Dow Jones-AIG Commodity Index and renamed to Dow Jones-UBS Commodity Index in 2009, when UBS acquired the index from AIG. SG Trend Index is a subset of the SG CTA Index and follows traders of trend following methodologies. The SG CTA Index is equal weighted, calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Morningstar Long/Short Equity Category is an average monthly return of all funds in the Morningstar Long-Short Equity Category. The category contains a universe of funds with similar investment objectives and investment style, as defined by Morningstar. Performance of the indices and Morningstar Category Average is generated on the first business day of the month. Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-back issues rated investment grade or higher. West Texas Intermediate is a crude oil that serves as one of the main global oil benchmarks. It is sourced primarily from Texas and is one of the highest quality oils in the world, which is easy to refine. WTI is the underlying commodity for the NYMEX’s oil futures contract. One cannot invest directly in an index. Reformulated Gasoline Blendstock for Oxygen Blending (RBOB) is the term given to unleaded gas futures.

Please refer to the Schedule of Investments in this report for full holdings information. Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk. Basis Points (bps) - A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. Beta measures the sensitivity of a stock’s return relative to the return of a selected market index. When beta is greater than one, it means a stock will rise or fall more than the market. Cash Flows refers to a company’s free cash flow which is a measure of how much cash a business generates after capital expenditures Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Investment Grade refers to bonds that are rated BBB or higher. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds. Calendar spread is an options or futures spread established by simultaneously entering a long and short position on the same underlying asset at the same strike price but with different delivery months. It is sometimes referred to as an inter-delivery, intra-market, time, or horizontal spread. Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings growth is not representative of the Funds’ future performance.

Past performance is not a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund are diversified funds. The Funds invest in foreign investments and foreign currencies which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investing in commodities may subject the Funds to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Funds may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed, Mortgage-Backed, and Collateralized Mortgage-Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Derivative contracts ordinarily have leverage inherent in their terms which can magnify a Fund’s potential for gains or losses through increased long and short position exposure. A Fund may access derivatives via a swap agreement. A risk of a swap agreement is the risk that the counterparty to the agreement will default on its obligation to pay the Fund.

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Shareholder Letter

A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.

Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. ETF investments are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are subject to specific risks, depending on the nature of the ETF.

A Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and a Fund may be exposed to greater risk and experience higher volatility than would a more economically diversified portfolio. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural, or technological developments. Investments in Limited Partnerships (including master limited partnerships) involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the Limited Partnership, risks related to potential conflicts of interest between the Limited Partnership and the Limited Partnership’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. Underlying Funds are subject to management and other expenses, which will be indirectly paid by a Fund.

The LoCorr Funds are distributed by Quasar Distributors, LLC.

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Fund Performance

LoCorr Macro Strategies Fund

Rate of Return — For the period ended December 31, 2022 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	10 Year	Since Inception
LoCorr Macro Strategies Fund - Class A (without maximum load)	3/22/11	-0.53%	15.01%	5.21%	4.73%	2.85%
LoCorr Macro Strategies Fund - Class A (with maximum load)	3/22/11	-6.22%	8.34%	3.96%	4.10%	2.33%
LoCorr Macro Strategies Fund - Class C	3/24/11	-1.83%	13.17%	4.43%	3.96%	2.09%
LoCorr Macro Strategies Fund - Class I	3/24/11	-0.28%	15.40%	5.49%	5.00%	3.12%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		1.32%	1.47%	1.27%	0.77%	0.66%
Barclay CTA Index		-0.68%	7.41%	3.94%	2.36%	1.54%

$100,000 investment in the
LoCorr Macro Strategies Fund – Class I

For the period ended December 31, 2022 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 2, 2022 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.15%, 2.90% and 1.90% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

LoCorr Long/Short Commodities Strategy Fund

Rate of Return — For the period ended December 31, 2022 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	10 Year	Since Inception
LoCorr Long/Short Commodities Strategy Fund - Class A (without maximum load)	12/31/11	1.43%	5.84%	7.48%	7.27%	4.87%
LoCorr Long/Short Commodities Strategy Fund - Class A (with maximum load)	12/31/11	-4.38%	-0.29%	6.22%	6.63%	4.31%
LoCorr Long/Short Commodities Strategy Fund - Class C	12/31/11	0.20%	4.08%	6.67%	6.45%	4.06%
LoCorr Long/Short Commodities Strategy Fund - Class I	12/31/11	1.60%	6.06%	7.75%	7.54%	5.13%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		1.32%	1.47%	1.27%	0.77%	0.71%
HFRI Macro Commodity Index		3.74%	14.95%	9.05%	4.48%	3.82%

$100,000 investment in the
LoCorr Long/Short Commodities Strategy Fund – Class I

For the period ended December 31, 2022 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 2, 2022 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.47%, 3.22% and 2.22% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The HFRI Macro Commodity Index employs an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across commodity assets classes, frequently with related ancillary exposure in commodity sensitive equities or other derivative instruments.

One cannot invest directly in an index.

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Fund Performance

LoCorr Market Trend Fund

Rate of Return — For the period ended December 31, 2022 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Market Trend Fund - Class A (without maximum load)	6/30/14	-3.23%	29.59%	6.88%	5.96%
LoCorr Market Trend Fund - Class A (with maximum load)	6/30/14	-8.78%	22.10%	5.63%	5.23%
LoCorr Market Trend Fund - Class C	6/30/14	-4.48%	27.67%	6.08%	5.17%
LoCorr Market Trend Fund - Class I	6/30/14	-3.08%	29.94%	7.14%	6.23%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		1.32%	1.47%	1.27%	0.89%
Barclay CTA Index		-0.68%	7.41%	3.94%	2.88%

$100,000 investment in the
LoCorr Market Trend Fund - Class I

For the period ended December 31, 2022 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 2, 2022 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.02%, 2.77% and 1.77% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

LoCorr Dynamic Opportunity Fund

Rate of Return — For the period ended December 31, 2022 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Dynamic Opportunity Fund - Class A (without maximum load)	5/10/13	4.14%	-9.18%	1.26%	2.92%
LoCorr Dynamic Opportunity Fund - Class A (with maximum load)	5/10/13	-1.89%	-14.38%	0.07%	2.29%
LoCorr Dynamic Opportunity Fund - Class C	5/10/13	2.77%	-10.69%	0.51%	2.15%
LoCorr Dynamic Opportunity Fund - Class I	5/10/13	4.39%	-8.80%	1.56%	3.20%
S&P 500 Total Return Index		2.31%	-18.11%	9.42%	11.39%
Morningstar Long/Short Equity Fund Index		1.49%	-8.35%	2.60%	3.44%

$100,000 investment in the
LoCorr Dynamic Opportunity Fund - Class I

For the period ended December 31, 2022 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 2, 2022 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 3.91%, 4.66% and 3.66% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Morningstar Long/Short Equity Index category holds sizeable stakes in both long and short positions in equities and related derivative. At least 75% of the assets are in equity securities or derivatives.

One cannot invest directly in an index.

| 17

Fund Performance

LoCorr Spectrum Income Fund

Rate of Return — For the period ended December 31, 2022 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Spectrum Income Fund - Class A (without maximum load)	12/31/13	-6.94%	-11.31%	2.60%	1.06%
LoCorr Spectrum Income Fund - Class A (with maximum load)	12/31/13	-12.27%	-16.46%	1.39%	0.39%
LoCorr Spectrum Income Fund - Class C	12/31/13	-8.12%	-12.66%	1.86%	0.30%
LoCorr Spectrum Income Fund - Class I	12/31/13	-6.69%	-10.99%	2.87%	1.32%
Bloomberg Barclay U.S. Aggregate Bond Index		-2.97%	-13.01%	0.02%	1.40%
Morningstar Allocation - 85% Equity		1.90%	-19.02%	4.11%	5.76%

$100,000 investment in the
LoCorr Spectrum Income Fund - Class I

For the period ended December 31, 2022 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 2, 2022 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 3.68%, 4.43% and 3.43% for Class A, Class C and Class I shares, respectively.

The Bloomberg Barclay U.S. Aggregate Bond Index is a long term, market capitalization-weighted index used to represent investment grade bonds being traded in the United States.

The Morningstar Allocation - 85% + Equity portfolios seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities.

One cannot invest directly in an index.

18 |

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments

Consolidated Schedule of Investments

December 31, 2022

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 4.57%
321 Henderson Receivables I LLC
Series 2006-1A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	03/15/2041	4.52%	$78,435	$78,236
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	4.67%	41,252	40,635
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	714,850	689,988
AmeriCredit Automobile Receivables Trust, 2021-2 A3	12/18/2026	0.34%	5,010,000	4,877,257
Bank of America Credit Card Trust, 2021-A1 A1	09/15/2026	0.44%	2,120,000	1,998,550
Carmax Auto Owner Trust, 2021-4 A3	09/15/2026	0.56%	3,805,000	3,601,865
Carvana Auto Receivables Trust
Series 2021-P2 A3	03/10/2026	0.49%	5,434,981	5,235,220
Series 2021-P4 A-3	01/10/2027	1.31%	7,270,000	6,901,323
Series 2022-P3, 2022-P3	11/10/2027	4.61%	4,800,000	4,660,374
Citibank Credit Card Issuance Trust, 2018-A3 A3	05/23/2025	3.29%	3,500,000	3,476,798
DB Master Finance LLC, 2021-1A A2I (a)	11/20/2051	2.05%	4,059,000	3,463,362
Diamond Resorts Owner Trust, 2021-1A A (a)	11/21/2033	1.51%	1,187,861	1,095,282
Elara HGV Timeshare Issuer, 2021-A A (a)	08/27/2035	1.36%	1,997,072	1,784,005
Entergy New Orleans Storm Recovery Funding LLC, 2015-1 A	06/01/2027	2.67%	345,059	333,554
Ford Credit Auto Owner Trust, 2018-2 A (a)	01/15/2030	3.47%	1,400,000	1,380,963
Freddie Mac STACR REMIC Trust, 2021-HQA4 M1 (SOFR30A + 0.950%) (a)(c)	12/26/2041	4.88%	5,657,047	5,367,515
GM Financial Consumer Automobile Receivables Trust
Series 2021-1 A3	10/16/2025	0.35%	2,525,917	2,443,661
Series 2021-3 A3	06/16/2026	0.48%	5,370,000	5,124,373
Hilton Grand Vacations Trust, 2019-AA A (a)	07/25/2033	2.34%	1,176,713	1,099,555
Hyundai Auto Receivables Trust, 2020-C A3	05/15/2025	0.38%	3,530,282	3,437,682
Invitation Homes Trust, 2018-SFR4 A (1 Month LIBOR USD + 1.100%) (a)(c)	01/19/2038	5.44%	886,657	880,307
John Deere Owner Trust 2022-C, 2022-C	08/15/2025	4.98%	7,000,000	6,997,139
MVW Owner Trust
Series 2019-1A A (a)	11/20/2036	2.89%	523,092	493,094
Series 2019-2A A (a)	10/20/2038	2.22%	744,795	703,218

The accompanying notes are an integral part of these consolidated financial statements. | 19

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Series 2021-1WA A (a)	01/22/2041	1.14%	$2,016,265	$1,842,059
Navient Student Loan Trust, 2021-A A (a)	05/15/2069	0.84%	2,032,311	1,758,776
PFS Financing Corp.
Series 2020-G A (a)	02/17/2026	0.97%	2,288,000	2,158,741
Series 2021-B A (a)	08/17/2026	0.77%	3,550,000	3,274,217
Planet Fitness Master Issuer LLC, 3.25100 (a)	12/05/2051	3.25%	3,176,000	2,753,731
Santander Drive Auto Receivables Trust 2022-6, A-3	11/16/2026	4.49%	4,500,000	4,432,620
Sierra Receivables Funding LLC, 2018-3A A (a)	09/20/2035	3.69%	523,092	515,045
SoFi Professional Loan Program LLC, 2016-D A2B (a)	04/25/2033	2.34%	165,220	161,790
SoFi Professional Loan Program Trust, 2021-B AFX (a)	02/15/2047	1.14%	1,725,579	1,421,106
Taco Bell Funding LLC, 2021-1A A21 (a)	08/25/2051	1.95%	5,811,300	4,908,607
Tesla Auto Lease Trust, 2021-A B (a)	03/20/2025	1.02%	2,900,000	2,771,238
Toyota Auto Loan Extended Note Trust 2020-1, A (a)	05/25/2033	1.35%	1,950,000	1,785,206
Toyota Auto Receivables 2022-C Owner Trust, A-3	04/15/2027	3.76%	3,000,000	2,928,443
Toyota Lease Owner Trust, 2021-B A3 (a)	10/21/2024	0.42%	6,185,000	6,012,617
Verizon Owner Trust, 2019-C A1A	04/20/2024	1.94%	24,611	24,568
Volkswagen Auto Loan Enhanced Trust, 2021-1 A-3	06/22/2026	1.02%	5,570,000	5,293,799
TOTAL ASSET BACKED SECURITIES (Cost $114,332,432)				108,206,519

CORPORATE BONDS: 8.73%
Aerospace & Defense: 0.08%
Boeing Co.	02/04/2026	2.20%	2,035,000	1,850,932

Auto Manufacturers: 0.29%
General Motors Financial Co., Inc.	10/15/2024	1.20%	970,000	898,427
General Motors Financial Co., Inc.	06/20/2025	2.75%	2,840,000	2,660,620
Mercedes-Benz Finance North America LLC (a)	03/01/2024	0.75%	795,000	755,088
Volkswagen Group of America Finance LLC (a)	11/22/2023	0.88%	1,440,000	1,385,045
Volkswagen Group of America Finance LLC (a)	11/24/2025	1.25%	1,390,000	1,240,296
				6,939,476
Banks: 4.39%
Banco Santander SA (b)	03/24/2025	3.50%	1,175,000	1,132,269
Banco Santander SA (b)	05/28/2025	2.75%	815,000	762,792
Bank of America Corp. (SOFR + 0.690%) (c)	04/22/2025	0.98%	11,640,000	10,916,987
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	6,205,000	5,599,041
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	4,165,000	3,704,531
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	2,215,000	2,109,024
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(c)	11/19/2025	2.82%	2,690,000	2,549,457
Canadian Imperial Bank (b)	04/07/2027	3.45%	1,665,000	1,564,049
Citigroup, Inc. (SOFR + 0.669%) (c)	05/01/2025	0.98%	3,740,000	3,500,651
Citigroup, Inc. (SOFR + 1.372%) (c)	05/24/2025	4.14%	3,505,000	3,436,771
Citigroup, Inc. (SOFR + 0.528%) (c)	11/03/2025	1.28%	2,280,000	2,101,916
Citigroup, Inc. (SOFR + 0.765%) (c)	01/28/2027	1.12%	1,930,000	1,682,710
Credit Suisse AG (b)	05/05/2023	1.00%	2,610,000	2,548,326
Credit Suisse AG (b)	08/09/2023	0.52%	1,805,000	1,717,006
Credit Suisse AG (b)	07/09/2027	5.00%	1,425,000	1,300,294
Deutsche Bank NY (b)	05/28/2024	0.90%	1,115,000	1,042,969
Federation des Caisses Desjardins du Quebec (a)(b)	05/21/2024	0.70%	1,965,000	1,841,380
Goldman Sachs Group, Inc. (SOFR + 0.572%) (c)	03/08/2024	0.67%	4,740,000	4,689,162
Goldman Sachs Group, Inc.	03/15/2024	3.00%	2,325,000	2,267,901
Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.201%) (c)	09/29/2025	3.27%	3,905,000	3,764,719
Goldman Sachs Group, Inc. (SOFR + 0.609%) (c)	02/12/2026	0.86%	1,520,000	1,375,377
Goldman Sachs Group, Inc. (SOFR + 0.789%) (c)	12/09/2026	1.09%	2,500,000	2,208,925
HSBC Holdings PLC (SOFR + 1.538%) (b)(c)	04/18/2026	1.65%	1,105,000	999,375

20 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	$3,510,000	$3,200,383
ING Groep NV (b)	04/09/2024	3.55%	1,955,000	1,912,969
ING Groep NV (SOFR + 1.640%) (b)(c)	03/28/2026	3.87%	1,885,000	1,815,179
JP Morgan Chase & Co. (SOFR + 0.540%) (c)	06/01/2025	0.82%	4,760,000	4,437,637
JP Morgan Chase & Co. (SOFR + 0.800%) (c)	11/19/2026	1.05%	5,725,000	5,042,318
JP Morgan Chase & Co. (TSFR3M + 0.695%) (c)	02/04/2027	1.04%	2,980,000	2,599,160
Mitsubishi UFJ Financial Group, Inc. (b)	02/25/2025	2.19%	1,945,000	1,821,622
Morgan Stanley (SOFR + 0.525%) (c)	05/30/2025	0.79%	2,075,000	1,933,419
Morgan Stanley (SOFR + 1.152%) (c)	07/22/2025	2.72%	1,135,000	1,085,535
Morgan Stanley (SOFR + 0.858%) (c)	07/20/2027	1.51%	4,335,000	3,766,577
NatWest Markets PLC (a)(b)	08/12/2024	0.80%	1,475,000	1,367,148
Royal Bank of Canada (b)	07/26/2024	3.97%	1,835,000	1,807,399
Standard Chartered PLC (3 Month LIBOR USD + 1.080%) (a)(b)(c)	03/15/2024	3.89%	975,000	970,355
Svenska Handelsbanken AB (a)(b)	06/11/2024	0.55%	930,000	872,359
Toronto-Dominion Bank (b)	06/06/2025	3.77%	1,745,000	1,693,274
Toronto-Dominion Bank (b)	09/10/2026	1.25%	2,160,000	1,891,194
UBS AG/London (a)(b)	06/01/2023	0.38%	1,390,000	1,362,192
UBS AG/London (a)(b)	08/09/2024	0.70%	1,880,000	1,752,588
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	750,000	729,374
UBS Group AG (1 Year CMT Rate + 1.550%) (a)(b)(c)	05/12/2026	4.49%	1,100,000	1,075,912
				103,952,226
Chemicals: 0.10%
Nutrien Ltd. (b)	11/07/2025	5.95%	2,265,000	2,312,659

Cosmetics & Personal Care: 0.18%
GSK Consumer Healthcare Capital UK PLC (b)	03/24/2025	3.13%	4,620,000	4,396,767

Diversified Financial Services: 0.70%
AerCap Ireland Capital/Global Aviation Trust (b)	10/29/2023	1.15%	2,375,000	2,285,074
AerCap Ireland Capital/Global Aviation Trust (b)	10/29/2024	1.65%	4,340,000	4,004,758
AerCap Ireland Capital/Global Aviation Trust (b)	01/15/2025	3.50%	3,035,000	2,891,387
AerCap Ireland Capital/Global Aviation Trust (b)	01/30/2026	1.75%	1,465,000	1,290,505
Capital One Financial Corp. (SOFR + 1.370%) (c)	05/09/2025	4.17%	1,840,000	1,797,949
Charles Schwab Corp.	03/03/2027	2.45%	1,475,000	1,346,886
OMERS Finance Trust (a)(b)	05/02/2024	2.50%	1,930,000	1,866,535
Private Export Funding Corp.	06/15/2025	3.25%	1,255,000	1,209,018
				16,692,112
Electric: 0.13%
Eversource Energy	08/15/2025	0.80%	335,000	300,421
Southern California Edison Co.	04/01/2024	1.10%	2,520,000	2,394,213
Southern California Edison Co.	02/01/2026	1.20%	510,000	452,748
				3,147,382
Entertainment: 0.20%
Warnermedia Holdings, Inc. (a)	03/15/2025	3.64%	2,680,000	2,550,497
Warnermedia Holdings, Inc. (a)	03/15/2027	3.76%	2,385,000	2,153,741
				4,704,238
Food: 0.08%
Conagra Brands, Inc.	08/11/2023	0.50%	1,075,000	1,044,437
General Mills, Inc.	11/18/2025	5.24%	855,000	857,377
				1,901,814
Healthcare - Products: 0.42%
Baxter International, Inc.	11/29/2024	1.32%	4,490,000	4,181,234
DH Europe Finance II Sarl (b)	11/15/2024	2.20%	1,810,000	1,723,356

The accompanying notes are an integral part of these consolidated financial statements. | 21

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
PerkinElmer, Inc.	09/15/2024	0.85%	$4,265,000	$3,955,882
				9,860,472
Healthcare - Services: 0.04%
HCA, Inc. (a)	03/15/2027	3.13%	965,000	879,989

Insurance: 0.52%
Equitable Financial Life Global (a)	11/17/2023	0.50%	590,000	565,897
Equitable Financial Life Global (a)	07/07/2025	1.40%	1,780,000	1,615,377
Metropolitan Life Global Funding I (a)	06/07/2024	0.55%	2,420,000	2,266,186
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	1,565,000	1,419,081
Principal Life Global Funding II (a)	04/12/2024	0.75%	2,150,000	2,031,491
Principal Life Global Funding II (a)	01/12/2026	0.88%	2,045,000	1,802,933
Protective Life Global Funding (a)	07/05/2024	0.78%	2,755,000	2,569,427
				12,270,392
Internet: 0.08%
Amazon.com, Inc.	12/01/2025	4.60%	1,790,000	1,788,829

Media: 0.06%
Comcast Corp.	03/01/2026	3.15%	1,410,000	1,343,960

Miscellaneous Manufacturing: 0.04%
Trane Technologies Luxembourg Finance SA (b)	03/21/2026	3.50%	955,000	901,904

Packaging & Containers: 0.18%
Amcor Finance, Inc.	04/28/2026	3.63%	2,870,000	2,718,566
Berry Global, Inc.	02/15/2024	0.95%	1,760,000	1,667,849
				4,386,415
Pharmaceuticals: 0.27%
AbbVie, Inc.	05/14/2026	3.20%	860,000	812,662
Astrazeneca Finance LLC	05/28/2024	0.70%	970,000	914,574
CVS Health Corp.	06/01/2026	2.88%	2,430,000	2,271,178
Takeda Pharmaceutical Co. Ltd. (b)	11/26/2023	4.40%	2,430,000	2,410,355
				6,408,769
Pipelines: 0.23%
Enbridge, Inc. (b)	02/14/2025	2.50%	1,050,000	991,431
Energy Transfer Operating LP	05/15/2025	2.90%	565,000	532,826
MPLX LP	03/01/2026	1.75%	2,030,000	1,812,010
TransCanada PipeLines Ltd. (b)	10/12/2024	1.00%	2,370,000	2,194,021
				5,530,288
Real Estate Investment Trusts: 0.21%
Brixmor Operating Partnership LP	06/15/2026	4.13%	1,335,000	1,266,676
SITE Centers Corp.	02/01/2025	3.63%	1,115,000	1,053,033
SITE Centers Corp.	06/01/2027	4.70%	2,775,000	2,607,158
				4,926,867
Retail: 0.12%
Genuine Parts Co.	02/01/2025	1.75%	585,000	546,574
Walmart, Inc.	09/09/2025	3.90%	2,260,000	2,225,687
				2,772,261
Software: 0.10%
Oracle Corp.	11/10/2025	5.80%	685,000	700,644
VMware, Inc.	08/15/2024	1.00%	1,770,000	1,647,701
				2,348,345

22 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Telecommunications: 0.25%
NBN Co. Ltd. (a)(b)	10/08/2024	0.88%	$1,615,000	$1,489,757
Verizon Communications, Inc.	11/20/2025	0.85%	3,445,000	3,077,354
Verizon Communications, Inc.	03/20/2026	1.45%	1,410,000	1,267,116
				5,834,227
Transportation: 0.06%
Canadian Pacific Railway Co. (b)	12/02/2024	1.35%	1,555,000	1,450,519
TOTAL CORPORATE BONDS (Cost $217,818,510)				206,600,843

MORTGAGE BACKED SECURITIES: 7.86%
ACRE Commercial Mortgage Trust, 2021-FL4 A (1 Month LIBOR USD + 0.830%) (a)(b)(c)	12/18/2037	5.17%	1,061,074	1,050,580
Alen Mortgage Trust, 2021-ACEN A (1 Month LIBOR USD + 1.150%) (a)(c)	04/17/2034	5.47%	3,150,000	2,891,208
Angel Oak Mortgage Trust
Series 2020-1 M1 (a)(d)	12/25/2059	3.16%	1,915,000	1,588,842
Series 2020-5 A3 (a)(d)	05/25/2065	2.04%	133,906	118,690
Barclays Commercial Mortgage Securities LLC, 2015-VFM A1 (a)	03/12/2036	2.47%	813,823	753,629
BHP Trust, 2019-BXHP A (1 Month LIBOR USD + 0.975%) (a)(c)	08/15/2036	5.29%	2,366,383	2,300,786
BIG Commercial Mortgage Trust, 2022-BIG A (TSFR1M + 1.342%) (a)(c)	02/15/2039	5.68%	5,600,000	5,374,359
BSREP Commercial Mortgage Trust, 2021-DC A (1 Month LIBOR USD + 0.950%) (a)(c)	08/16/2038	5.27%	4,330,000	4,064,480
BX Commercial Mortgage Trust
Series 2021-21M A (1 Month LIBOR USD + 0.730%) (a)(c)	10/15/2036	5.05%	1,743,327	1,675,006
Series 2019-XL A (TSFR1M + 1.034%) (a)(c)	10/15/2036	5.37%	2,257,978	2,230,139
Series 2021-XL2 B (1 Month LIBOR USD + 0.998%) (a)(c)	10/15/2038	5.32%	5,096,933	4,854,047
Series 2021-CIP A (1 Month LIBOR USD + 0.921%) (a)(c)	12/15/2038	5.24%	6,050,000	5,837,588
BX Trust 2022-PSB, 2022-PSB (TSFR1M + 2.949%) (a)(c)	08/15/2039	7.28%	1,087,419	1,079,333
Citigroup Commercial Mortgage Trust
Series 2019-PRM B (a)	05/10/2035	3.64%	1,000,000	984,161
Series 2021-PRM2 A (1 Month LIBOR USD + 0.950%) (a)(c)	10/15/2038	5.27%	5,250,000	5,051,415
Comm Mortgage Trust
Series 2015-3BP A (a)	02/12/2035	3.18%	1,030,000	952,520
Series 2013-CR6 A4	03/10/2046	3.10%	297,492	296,537
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	615,000	610,830
Series 2014-UBS2 AM	03/12/2047	4.20%	2,450,000	2,377,287
Series 2014-CR19 A5	08/12/2047	3.80%	1,380,133	1,335,053
Series 2014-LC17 A5	10/11/2047	3.92%	724,000	702,038
Series 2014-CR21 A3	12/10/2047	3.53%	1,602,278	1,542,629
Series 2015-CR27 AM	10/13/2048	3.98%	2,000,000	1,875,191
Connecticut Avenue Securities Trust
Series 2021-R01 1M2 (SOFR30A + 1.550%) (a)(c)	10/25/2041	5.48%	1,820,000	1,773,693
Series 2021-R03 1M1 (SOFR30A + 0.850%) (a)(c)	12/26/2041	4.78%	4,155,642	4,076,032
Series 2022-R01 1M1 (SOFR30A + 1.000%) (a)(c)	12/26/2041	4.93%	1,787,718	1,764,916
Series 2022-R04 (SOFR30A + 2.000%) (a)(c)	03/25/2042	5.93%	1,782,591	1,774,540
Series 2022-R03 1M1 (SOFR30A + 2.100%) (a)(c)	03/25/2042	6.03%	4,187,877	4,161,651
Series 2022-R06 (SOFR30A + 2.750%) (a)(c)	05/25/2042	6.68%	1,185,121	1,199,705
Credit Suisse Mortgage Capital Certificates, 2019-ICE4 A (1 Month LIBOR USD + 0.980%) (a)(c)	05/15/2036	5.30%	3,500,000	3,461,383
ELP Commercial Mortgage Trust, 2021-ELP B (1 Month LIBOR USD + 1.120%) (a)(c)	11/15/2038	5.44%	5,400,000	5,142,692
EQUS Mortgage Trust, 2021-EQAZ A (1 Month LIBOR USD + 0.755%) (a)(c)	10/15/2036	5.07%	5,399,892	5,196,680
Extended Stay America Trust, 2021-ESH A (1 Month LIBOR USD + 1.080%) (a)(c)	07/15/2038	5.40%	1,171,431	1,137,634
Fannie Mae Connecticut Avenue Securities
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	4.84%	661,430	656,928
Series 2021-R02 2M1 (SOFR30A + 0.900%) (a)(c)	11/25/2041	4.83%	2,014,075	1,977,466

The accompanying notes are an integral part of these consolidated financial statements. | 23

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass Through Certificates
Series K059 A1	09/25/2025	2.76%	$1,419,645	$1,367,197
Series KC06 A1	02/25/2026	2.17%	258,912	257,566
Freddie Mac STACR REMIC Trust
Series 2021-DNA5 M2 (SOFR30A + 1.650%) (a)(c)	01/25/2034	5.58%	369,048	363,977
Series 2021-DNA6 M1 (SOFR30A + 0.800%) (a)(c)	10/25/2041	4.73%	5,250,000	5,181,642
Series 2021-DNA6 (SOFR30A + 1.500%) (a)(c)	10/25/2041	5.43%	1,355,927	1,288,089
Series 2022-DNA1 M1A (SOFR30A + 1.000%) (a)(c)	01/27/2042	4.93%	4,877,695	4,752,453
Series 2022-HQA1 M1A (SOFR30A + 2.100%) (a)(c)	03/25/2042	6.03%	4,148,724	4,130,288
Series 2022-DNA3 (SOFR30A + 2.000%) (a)(c)	04/25/2042	5.93%	1,930,777	1,926,500
Freddie Mac STACR Trust, 2018-HRP2 M3AS (1 Month LIBOR USD + 1.000%) (a)(c)	02/25/2047	5.39%	3,663,576	3,552,287
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2021-DNA7 M1 (SOFR30A + 0.850%) (a)(c)	11/25/2041	4.78%	4,769,444	4,687,044
Series 2022-DNA2 M1A (SOFR30A + 1.300%) (a)(c)	02/25/2042	5.23%	4,548,344	4,473,027
Series 2018-HRP2 M3 (1 Month LIBOR USD + 2.400%) (a)(c)	02/25/2047	6.79%	1,787,866	1,738,371
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	548,586	541,740
Series 2016-SB22 A7F (d)	09/25/2023	1.98%	1,538,060	1,511,202
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	710,718	686,018
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	1,385,271	1,322,114
Series 2019-SB69 A5F (d)	10/25/2024	2.25%	4,423,508	4,218,551
Series 2016-SB23 A10F (d)	09/25/2026	2.31%	1,185,323	1,107,877
GCT Commercial Mortgage Trust, 2021-GCT A (1 Month LIBOR USD + 0.800%) (a)(c)	02/15/2038	5.12%	3,850,000	3,572,269
GS Mortgage Securities Corp II, 2021-ARDN A (1 Month LIBOR USD + 1.250%) (a)(c)	11/17/2036	5.57%	5,400,000	5,227,419
GS Mortgage Securities Trust
Series 2017-SLP A (a)	10/12/2032	3.42%	846,279	824,132
Series 2019-600C A (a)	09/12/2034	2.94%	2,065,000	1,872,250
Series 2021-ROSS A (1 Month LIBOR USD + 1.150%) (a)(c)	06/16/2036	5.47%	5,000,000	4,673,582
Series 2013-GC16 B (d)	11/10/2046	5.16%	206,000	200,611
Series 2015-GC28 A5	02/10/2048	3.40%	1,000,000	958,182
Series 2015-GC28 AS	02/12/2048	3.76%	1,985,000	1,881,654
Series 2021-NQM1 A3 (a)(d)	07/25/2061	1.53%	1,366,306	1,085,664
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-BCON A (a)	01/07/2031	3.73%	3,630,000	3,626,749
Series 2021-MHC A (1 Month LIBOR USD + 0.800%) (a)(c)	04/15/2038	5.12%	4,157,546	4,047,912
Series 2013-C15 A-S	11/17/2045	4.42%	3,325,000	3,265,855
Series 2013-C13 A4 (d)	01/18/2046	3.99%	364,022	360,929
Series 2014-C23 ASB	09/17/2047	3.66%	1,093,000	1,069,203
Series 2014-C22 AS	09/17/2047	4.11%	3,650,000	3,498,634
Series 2013-C10 AS	12/17/2047	3.37%	200,000	199,504
Series 2016-JP3 A-5	08/15/2049	2.87%	1,000,000	911,896
Ladder Capital Commercial Mortgage Trust, 2013-GCP A1 (a)	02/15/2036	3.57%	1,829,379	1,689,824
Natixis Commercial Mortgage Securities Trust, 2018-285M A (a)(d)	11/15/2032	3.79%	1,000,000	944,877
New Residential Mortgage Loan Trust
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	695,560	638,645
Series 2017-2A A3 (a)(d)	03/25/2057	4.00%	1,065,563	999,293
OBX Trust, 2018-1 A2 (1 Month LIBOR USD + 0.650%) (a)(c)	06/25/2057	5.04%	616,857	580,136
OPG TRUST, 2021-PORT B (1 Month LIBOR USD + 0.713%) (a)(c)	10/15/2036	5.03%	3,803,826	3,584,401
PKHL Commercial Mortgage Trust, 2021-MF A (1 Month LIBOR USD + 0.880%) (a)(c)	07/15/2038	5.20%	5,750,000	5,323,954
SREIT Trust, 2021-MFP2 A (1 Month LIBOR USD + 0.822%) (a)(c)	11/17/2036	5.14%	5,000,000	4,811,902
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5 B (a)(d)	03/12/2046	3.65%	265,000	264,040

24 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Series 2013-C6 B (a)(d)	04/12/2046	3.88%	$700,000	$687,214
Verus Securitization Trust
Series 2020-1 A1 (a)(c)	01/25/2060	2.42%	432,082	406,956
Series 2020-1 A3 (a)(c)	01/25/2060	2.72%	1,105,694	1,037,859
WFRBS Commercial Mortgage Trust
Series 2013-C13 AS	05/17/2045	3.35%	650,000	643,123
Series 2013-C14 A5	06/15/2046	3.34%	727,218	719,097
Series 2014-C24 A5	11/18/2047	3.61%	1,000,000	962,889
Series 2014-C22 AS (d)	09/17/2057	4.07%	350,000	327,527
TOTAL MORTGAGE BACKED SECURITIES (Cost $194,500,796)				185,873,793

MUNICIPAL BONDS: 0.49%
Forsyth County School District	02/01/2024	0.92%	1,330,000	1,278,007
Miami Dade County Florida Aviation Refunding Taxable Series B	10/01/2023	2.37%	1,350,000	1,326,949
Nebraska Public Power District	01/01/2024	2.22%	1,700,000	1,651,091
Pennsylvania State University	09/01/2023	1.35%	2,945,000	2,889,896
State of Hawaii	08/01/2025	1.03%	4,220,000	3,860,267
Water Works Board of the City of Birmingham	01/01/2024	2.20%	695,000	678,226
TOTAL MUNICIPAL BONDS (Cost $12,241,071)				11,684,436

U.S. GOVERNMENT AGENCY ISSUES: 3.58%
Federal Farm Credit Banks	06/26/2023	1.77%	5,135,000	5,066,454
Federal Farm Credit Banks	07/17/2023	2.88%	10,985,000	10,879,763
Federal Farm Credit Banks	03/06/2024	3.63%	10,000,000	9,862,691
Federal Home Loan Banks	09/08/2023	3.38%	9,000,000	8,909,124
Federal Home Loan Banks	06/14/2024	1.75%	12,435,000	11,915,772
Federal Home Loan Banks	04/14/2025	0.50%	9,350,000	8,599,776
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	2,000,000	1,939,822
Federal National Mortgage Association	07/02/2024	1.75%	5,000,000	4,788,246
Federal National Mortgage Association	04/22/2025	0.63%	15,000,000	13,791,741
Federal National Mortgage Association	12/18/2026	0.88%	10,105,000	8,849,802
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $87,141,833)				84,603,191

U.S. GOVERNMENT NOTES: 12.36%
United States Treasury Note	06/30/2024	1.75%	21,495,000	20,605,812
United States Treasury Note	02/15/2025	7.63%	1,500,000	1,596,328
United States Treasury Note	04/15/2025	2.63%	38,430,000	37,012,894
United States Treasury Note	05/31/2025	0.25%	95,730,000	86,975,941
United States Treasury Note	06/15/2025	2.88%	12,605,000	12,192,383
United States Treasury Note	07/15/2025	3.00%	61,425,000	59,541,460
United States Treasury Note	09/15/2025	3.50%	61,560,000	60,379,298
United States Treasury Note	11/30/2027	3.88%	14,160,000	14,105,794
TOTAL U.S. GOVERNMENT NOTES (Cost $298,182,342)				292,409,910

SHORT TERM INVESTMENTS: 53.28%
CORPORATE BOND: 0.10%
Banks: 0.10%
Banco Santander SA (b)	02/23/2023	3.13%	2,225,000	2,218,477
TOTAL CORPORATE BOND (Cost $2,226,450)				2,218,477

U.S. TREASURY BILLS: 1.94%
United States Treasury Bill (c)	06/15/2023	4.37%	16,110,000	15,785,242

The accompanying notes are an integral part of these consolidated financial statements. | 25

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. TREASURY BILLS: 1.94% (continued)
United States Treasury Bill (c)	10/05/2023	4.38%	$31,275,000	$30,218,317
TOTAL U.S. TREASURY BILLS (Cost $46,018,952)				46,003,559

MONEY MARKET DEPOSIT ACCOUNT: 51.24%
U.S Bank N.A. (e)(f)	N/A	4.23%	1,212,080,962	1,212,080,962
TOTAL MONEY MARKET DEPOSIT ACCOUNT (Cost $1,212,080,962)				1,212,080,962
TOTAL SHORT TERM INVESTMENTS (Cost $1,260,326,364)				1,260,302,998

TOTAL INVESTMENTS (Cost $2,184,543,348): 90.87%				2,149,681,690
Other Assets in Excess of Liabilities: 9.13% (g)				216,026,665
TOTAL NET ASSETS: 100.00%				$2,365,708,355

(a)

Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2022, the value of these securities total $234,017,329 which represents 9.89% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2022.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2022.
(e)	A portion of this deposit account is pledged as collateral for derivative contracts. At December 31, 2022, the value of this collateral totals $12,386.
(f)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2022.

(g)	Includes assets pledged as collateral for derivative contracts. At December 31, 2022, the value of these assets totals $198,458,131.

CMT	Constant Maturity Treasury	SOFR	Secured Overnight Financing Rate
LIBOR	London Interbank Offered Rate	SOFR30A	30 Day Average Secured Overnight Financing Rate
PLC	Public Limited Company	TSFR1M	1 Month Term Secured Overnight Financing Rate

26 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Forward Currency Contracts

LoCorr Macro Strategies Fund
Consolidated Schedule of Open Forward Currency Contracts

December 31, 2022

			Currency to be Received		Currency to be Delivered
Notional Amount	Counterparty Abbreviation	Forward Settlement Date	Currency Abbreviation	U.S. $ Notional Amount at December 31, 2022	Currency Abbreviation	U.S. $ Notional Amount on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
	See key for abbreviation
Purchase Contracts:
$61,154,833	DB	01/18/2023	AUD	$61,872,369	USD	$61,154,833	$717,536	$—
19,307,844	BAML	03/17/2023	AUD	19,553,305	USD	19,307,844	245,461	—
61,673,243	DB	01/18/2023	BRL	61,050,327	USD	61,673,243	—	(622,916)
108,799,884	DB	01/18/2023	CAD	109,463,768	USD	108,799,884	663,884	—
60,402,721	DB	01/18/2023	CHF	60,772,608	USD	60,402,721	369,887	—
24,814,395	BAML	03/17/2023	CHF	24,889,601	USD	24,814,395	75,206	—
2,843,940	DB	01/18/2023	CLP	2,980,756	USD	2,843,940	136,816	—
17,223,646	DB	01/18/2023	EUR	17,547,367	NOK	17,223,646	323,721	—
3,933,128	DB	01/18/2023	EUR	3,976,832	PLN	3,933,128	43,704	—
22,629,701	DB	01/18/2023	EUR	23,014,171	SEK	22,629,701	384,470	—
90,364,354	DB	01/18/2023	EUR	91,777,984	USD	90,364,354	1,413,630	—
84,982,947	BAML	03/17/2023	EUR	85,430,393	USD	84,982,947	447,446	—
116,070,504	DB	01/18/2023	GBP	114,924,339	USD	116,070,504	—	(1,146,165)
125,690	BAML	03/17/2023	GBP	125,972	USD	125,690	282	—
5,685,614	DB	01/18/2023	ILS	5,523,456	USD	5,685,614	—	(162,158)
6,805,193	DB	01/18/2023	INR	6,807,451	USD	6,805,193	2,258	—
1,233,886	DB	01/04/2023	JPY	1,258,094	USD	1,233,886	24,208	—
4,190,161	DB	01/05/2023	JPY	4,186,591	USD	4,190,161	—	(3,570)
86,256,308	DB	01/18/2023	JPY	88,956,954	USD	86,256,308	2,700,646	—
429,706	BAML	03/17/2023	JPY	430,969	USD	429,706	1,263	—
7,952,225	DB	01/18/2023	KRW	8,253,108	USD	7,952,225	300,883	—
62,391,724	DB	01/18/2023	MXN	63,262,598	USD	62,391,724	870,874	—
46,177,852	BAML	03/17/2023	MXN	46,720,925	USD	46,177,852	543,073	—
33,227,955	DB	01/18/2023	NOK	33,518,117	EUR	33,227,955	290,162	—
20,777,659	DB	01/18/2023	NOK	20,855,527	USD	20,777,659	77,868	—
5,734,953	DB	01/04/2023	NZD	5,733,528	USD	5,734,953	—	(1,425)
6,548,842	DB	01/05/2023	NZD	6,559,040	USD	6,548,842	10,198	—
70,269,307	DB	01/18/2023	NZD	70,094,234	USD	70,269,307	—	(175,073)
58,723,466	BAML	03/17/2023	NZD	58,675,834	USD	58,723,466	—	(47,632)
9,369,155	DB	01/18/2023	PLN	9,472,208	EUR	9,369,155	103,053	—
6,077,688	DB	01/18/2023	PLN	6,168,562	USD	6,077,688	90,874	—
23,639,117	DB	01/18/2023	SEK	23,532,997	EUR	23,639,117	—	(106,120)
31,402,130	DB	01/18/2023	SEK	30,978,570	USD	31,402,130	—	(423,560)
13,408,091	DB	01/18/2023	SGD	13,571,185	USD	13,408,091	163,094	—
24,364,277	DB	01/18/2023	ZAR	24,816,034	USD	24,364,277	451,757	—
Total Purchase Contracts				1,206,755,774		1,198,992,139	10,452,254	(2,688,619)

The accompanying notes are an integral part of these consolidated financial statements. | 27

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Forward Currency Contracts (continued)

			Currency to be Received		Currency to be Delivered
Notional Amount	Counterparty Abbreviation	Forward Settlement Date	Currency Abbreviation	U.S. $ Notional Amount at December 31, 2022	Currency Abbreviation	U.S. $ Notional Amount on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
	See key for abbreviation
Sale Contracts:
$79,494,721	DB	01/18/2023	USD	$79,582,311	AUD	$79,494,721	$—	$(87,590)
89,031,229	BAML	03/17/2023	USD	88,380,881	AUD	89,031,229	650,348	—
16,434,088	DB	01/18/2023	USD	16,492,134	BRL	16,434,088	—	(58,046)
84,469,071	DB	01/18/2023	USD	84,261,987	CAD	84,469,071	207,084	—
163,651,506	BAML	03/17/2023	USD	163,782,045	CAD	163,651,506	—	(130,539)
69,712,408	DB	01/18/2023	USD	70,375,699	CHF	69,712,408	—	(663,291)
35,165,140	BAML	03/17/2023	USD	35,110,032	CHF	35,165,140	55,108	—
1,763,978	DB	01/18/2023	USD	1,798,104	CLP	1,763,978	—	(34,126)
33,227,955	DB	01/18/2023	NOK	33,583,324	EUR	33,227,955	—	(355,369)
9,369,155	DB	01/18/2023	PLN	9,422,196	EUR	9,369,155	—	(53,041)
23,639,117	DB	01/18/2023	SEK	23,978,901	EUR	23,639,117	—	(339,784)
40,027,229	DB	01/18/2023	USD	40,347,153	EUR	40,027,229	—	(319,924)
129,513,988	BAML	03/17/2023	USD	130,024,576	EUR	129,513,988	—	(510,588)
62,921,377	DB	01/18/2023	USD	62,197,764	GBP	62,921,377	723,613	—
47,772,479	BAML	03/17/2023	USD	46,974,495	GBP	47,772,479	797,984	—
1,567,872	DB	01/18/2023	USD	1,563,082	ILS	1,567,872	4,790	—
7,164,904	DB	01/18/2023	USD	7,146,972	INR	7,164,904	17,932	—
1,240,154	DB	01/04/2023	USD	1,258,095	JPY	1,240,154	—	(17,941)
4,154,164	DB	01/05/2023	USD	4,186,592	JPY	4,154,164	—	(32,428)
86,585,590	DB	01/18/2023	USD	88,956,955	JPY	86,585,590	—	(2,371,365)
7,511,335	DB	02/15/2023	USD	7,545,620	JPY	7,511,335	—	(34,285)
41,110,945	BAML	03/17/2023	USD	41,873,819	JPY	41,110,945	—	(762,874)
6,194,587	DB	01/18/2023	USD	6,320,367	KRW	6,194,587	—	(125,780)
9,550,231	DB	01/18/2023	USD	9,670,217	MXN	9,550,231	—	(119,986)
17,223,645	DB	01/18/2023	EUR	17,214,138	NOK	17,223,645	9,507	—
20,629,064	DB	01/18/2023	USD	20,800,363	NOK	20,629,064	—	(171,299)
5,711,256	DB	01/04/2023	USD	5,733,527	NZD	5,711,256	—	(22,271)
6,542,146	DB	01/05/2023	USD	6,559,040	NZD	6,542,146	—	(16,894)
70,281,800	DB	01/18/2023	USD	70,094,234	NZD	70,281,800	187,566	—
4,508,341	DB	02/15/2023	USD	4,510,700	NZD	4,508,341	—	(2,359)
3,933,128	DB	01/18/2023	EUR	3,990,230	PLN	3,933,128	—	(57,102)
22,629,702	DB	01/18/2023	EUR	22,406,724	SEK	22,629,702	222,978	—
29,967,882	DB	01/18/2023	USD	29,914,544	SEK	29,967,882	53,338	—
5,073,596	DB	01/18/2023	USD	5,101,332	SGD	5,073,596	—	(27,736)
14,018,124	DB	01/18/2023	USD	14,335,021	ZAR	14,018,124	—	(316,897)
Total Sale Contracts				1,255,493,174		1,251,791,907	2,930,248	(6,631,515)
Net Forward Currency Contracts				$(48,737,400)		$(52,799,768)	$13,382,502	$(9,320,134)
Net Unrealized Appreciation							$4,062,368

Counterparty Abbreviations:

BAML	Bank of America Merrill Lynch
DB	Deutsche Bank

Currency Abbreviations:

AUD	AUSTRALIAN DOLLAR	EUR	EURO	KRW	SOUTH KOREAN WON	SEK	SWEDISH KRONA
BRL	BRAZILIAN REAL	GBP	BRITISH POUND	MXN	MEXICAN PESO	SGD	SINGAPORE DOLLAR
CAD	CANADIAN DOLLAR	ILS	ISRAELI NEW SHEQEL	NOK	NORWEGIAN KRONE	USD	U.S. DOLLAR
CHF	SWISS FRANC	INR	INDIAN RUPEE	NZD	NEW ZEALAND DOLLAR	ZAR	SOUTH AFRICAN RAND
CLP	CHILEAN PESO	JPY	JAPANESE YEN	PLN	POLISH ZLOTY

28 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts

LoCorr Macro Strategies Fund
Consolidated Schedule of Open Futures Contracts

December 31, 2022

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
90 Day Euro	14	Mar-24	$3,346,000	$3,351,435	$—	$(5,435)
90 Day Euro	1	Jun-24	239,925	240,627	—	(702)
90 Day Euro	55	Sep-24	13,233,000	13,280,425	—	(47,425)
90 Day Euro	97	Dec-24	23,377,000	23,463,979	—	(86,979)
90 Day Euro	130	Mar-25	31,357,625	31,467,169	—	(109,544)
Aluminum - 90 Day Settlement (a)	2	Jan-23	118,763	109,963	8,800	—
Aluminum - 90 Day Settlement (a)	1	Jan-23	58,771	56,355	2,416	—
Aluminum - 90 Day Settlement (a)	1	Jan-23	58,713	55,565	3,148	—
Aluminum - 90 Day Settlement (a)	1	Jan-23	58,750	58,267	483	—
Aluminum - 90 Day Settlement (a)	4	Jan-23	235,291	222,822	12,469	—
Aluminum - 90 Day Settlement (a)	1	Feb-23	58,878	58,926	—	(48)
Aluminum - 90 Day Settlement (a)	1	Feb-23	59,013	59,722	—	(709)
Aluminum - 90 Day Settlement (a)	1	Feb-23	59,106	60,309	—	(1,203)
Aluminum - 90 Day Settlement (a)	2	Feb-23	118,333	118,357	—	(24)
Aluminum - 90 Day Settlement (a)	2	Mar-23	118,584	122,325	—	(3,741)
Aluminum - 90 Day Settlement (a)	2	Mar-23	118,875	120,396	—	(1,521)
Aluminum - 90 Day Settlement (a)	1	Mar-23	59,450	60,463	—	(1,013)
Aluminum (a)(b)	150	Mar-23	8,895,038	9,099,702	—	(204,664)
Amsterdam Exchange Index	16	Jan-23	2,362,346	2,395,368	—	(33,022)
Australian Dollar	351	Mar-23	23,968,035	23,808,616	159,419	—
Bovespa Index	85	Feb-23	1,788,675	1,804,444	—	(15,769)
Brent Crude (a)	297	Jan-23	25,515,270	23,985,174	1,530,096	—
Brent Crude (a)	91	Feb-23	7,794,150	7,341,385	452,765	—
Brent Crude (a)	28	Mar-23	2,387,560	2,242,915	144,645	—
Brent Crude (a)	17	Apr-23	1,440,920	1,378,481	62,439	—
Brent Crude (a)	10	May-23	842,000	796,893	45,107	—
Brent Crude (a)	6	Jun-23	501,780	477,138	24,642	—
British Pound	91	Mar-23	6,872,775	6,931,432	—	(58,657)
CAC 40 10 Euro Index	554	Jan-23	38,371,819	39,981,873	—	(1,610,054)
Canadian 10 Yr Bond	1271	Mar-23	115,037,702	118,918,958	—	(3,881,256)
Canadian Dollar	78	Mar-23	5,322,240	5,286,954	35,286	—
Cocoa (ICE) (a)	207	Mar-23	5,160,235	4,766,463	393,772	—
Copper - 90 Day Settlement (a)	1	Jan-23	209,157	195,914	13,243	—
Copper - 90 Day Settlement (a)	1	Feb-23	209,313	202,019	7,294	—
Copper - 90 Day Settlement (a)	2	Feb-23	418,676	399,383	19,293	—
Copper - 90 Day Settlement (a)	1	Feb-23	209,344	202,026	7,318	—
Copper - 90 Day Settlement (a)	1	Feb-23	209,356	212,289	—	(2,933)
Copper - 90 Day Settlement (a)	1	Feb-23	209,388	209,429	—	(41)
Copper - 90 Day Settlement (a)	1	Feb-23	209,363	208,286	1,077	—
Copper - 90 Day Settlement (a)	1	Feb-23	209,424	200,413	9,011	—
Copper - 90 Day Settlement (a)	1	Feb-23	209,488	205,573	3,915	—
Copper - 90 Day Settlement (a)	1	Mar-23	209,488	212,918	—	(3,430)
Copper - 90 Day Settlement (a)	2	Mar-23	418,775	415,575	3,200	—
Copper - 90 Day Settlement (a)	1	Mar-23	209,256	208,539	717	—
Copper (a)(b)	264	Mar-23	55,278,300	55,224,456	53,844	—
Corn (a)	77	Mar-23	2,612,225	2,621,581	—	(9,356)
DAX Index	288	Mar-23	107,808,476	111,799,589	—	(3,991,113)

The accompanying notes are an integral part of these consolidated financial statements. | 29

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts: (continued)
Dollar	185	Mar-23	$19,104,765	$19,143,408	$—	$(38,643)
Dow Jones Industrial Average Mini E-Cbot Index	451	Mar-23	75,057,675	76,660,120	—	(1,602,445)
Euro	412	Mar-23	55,383,100	55,208,515	174,585	—
Euro-Stoxx 50 Index	3153	Mar-23	127,748,155	133,615,461	—	(5,867,306)
FTSE 100 Index	997	Mar-23	89,989,868	89,877,569	112,299	—
FTSE MIB Index	46	Mar-23	5,836,971	5,872,525	—	(35,554)
FTSE/JSE Top 40 Index	29	Mar-23	1,155,818	1,156,071	—	(253)
Gasoline RBOB (a)	80	Jan-23	8,327,088	7,466,972	860,116	—
Gasoline RBOB (a)	64	Feb-23	6,661,670	6,006,733	654,937	—
Gasoline RBOB (a)	19	Mar-23	2,099,458	1,903,117	196,341	—
Gasoline RBOB (a)	10	Apr-23	1,100,820	1,006,086	94,734	—
Gold (a)	7	Feb-23	1,278,340	1,279,536	—	(1,196)
Hang Seng Index	24	Jan-23	3,061,707	3,088,929	—	(27,222)
Hard Red Wheat (a)	58	Mar-23	2,575,200	2,571,206	3,994	—
Heating Oil (a)	172	Jan-23	23,803,080	22,611,700	1,191,380	—
Heating Oil (a)	40	Feb-23	5,341,056	5,127,332	213,724	—
Heating Oil (a)	9	Mar-23	1,156,718	1,114,721	41,997	—
Heating Oil (a)	4	Apr-23	500,690	481,306	19,384	—
H-Shares Index	103	Jan-23	4,460,217	4,467,377	—	(7,160)
Japanese Yen	920	Mar-23	88,630,500	87,570,697	1,059,803	—
Lead (a)(b)	15	Mar-23	866,063	801,082	64,981	—
Lean Hogs (a)	17	Feb-23	596,360	617,200	—	(20,840)
Live Cattle (a)	27	Feb-23	1,705,320	1,708,313	—	(2,993)
Low Sulphur Gasoil (a)	256	Feb-23	23,193,600	22,913,836	279,764	—
Low Sulphur Gasoil (a)	66	Mar-23	5,824,500	5,858,483	—	(33,983)
Low Sulphur Gasoil (a)	17	Apr-23	1,453,500	1,465,596	—	(12,096)
Mexican Peso	138	Mar-23	3,492,780	3,444,174	48,606	—
MSCI Taiwan Index	43	Jan-23	2,135,810	2,164,528	—	(28,718)
New Zealand Dollar	11	Mar-23	697,840	690,538	7,302	—
Nickel - 90 Day Settlement (a)	1	Feb-23	179,640	139,855	39,785	—
Nickel (a)(b)	12	Mar-23	2,163,240	1,869,659	293,581	—
Nikkei 225 Index (OSE)	244	Mar-23	48,487,656	51,776,813	—	(3,289,157)
Platinum - 90 Day Settlement (a)	1	Feb-23	57,841	54,462	3,379	—
Platinum (a)	1	Apr-23	54,145	54,007	138	—
Russell 2000 Mini Index	74	Mar-23	6,552,330	6,786,957	—	(234,627)
S&P 500 E-Mini Index	52	Mar-23	10,038,600	10,521,474	—	(482,874)
SET 50 Index	840	Mar-23	4,885,994	4,800,369	85,625	—
Silver (a)	177	Mar-23	21,275,400	20,696,417	578,983	—
Soybean (a)	738	Mar-23	56,235,600	54,215,889	2,019,711	—
Soybean Meal (a)	434	Mar-23	20,441,400	18,739,308	1,702,092	—
Soybean Oil (a)	278	Mar-23	10,686,876	11,820,054	—	(1,133,178)
SPI 200 Index	51	Mar-23	6,069,651	6,106,352	—	(36,701)
Sugar (a)	749	Feb-23	16,811,155	16,554,170	256,985	—
Swiss Franc	159	Mar-23	21,667,725	21,684,221	—	(16,496)
Swiss Franc	7	Dec-23	2,016,342	2,017,557	—	(1,215)
Swiss Franc	8	Sep-24	2,313,216	2,314,704	—	(1,488)
Swiss Franc	5	Jun-25	1,450,143	1,450,555	—	(412)
Tokyo Price Index	155	Mar-23	22,339,416	22,985,237	—	(645,821)
U.S. Long Bond	60	Mar-23	7,520,625	7,496,144	24,481	—
WTI Crude (a)	190	Jan-23	15,249,400	14,686,872	562,528	—
WTI Crude (a)	33	Feb-23	2,654,850	2,609,085	45,765	—

30 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts: (continued)
WTI Crude (a)	15	Mar-23	$1,207,950	$1,179,299	$28,651	$—
WTI Crude (a)	11	Apr-23	884,950	863,122	21,828	—
WTI Crude (a)	9	May-23	721,800	694,208	27,592	—
WTI Crude (a)	6	Jun-23	478,980	456,902	22,078	—
Zinc - 90 Day Settlement (a)	1	Jan-23	74,990	76,166	—	(1,176)
Zinc - 90 Day Settlement (a)	1	Feb-23	74,488	72,743	1,745	—
Zinc - 90 Day Settlement (a)	2	Feb-23	148,967	149,793	—	(826)
Zinc - 90 Day Settlement (a)	1	Mar-23	74,394	77,353	—	(2,959)
Zinc - 90 Day Settlement (a)	1	Mar-23	74,363	77,005	—	(2,642)
Zinc - 90 Day Settlement (a)	1	Mar-23	74,350	76,429	—	(2,079)
Zinc - 90 Day Settlement (a)	1	Mar-23	74,348	74,410	—	(62)
Zinc (a)(b)	104	Mar-23	7,738,900	8,143,062	—	(404,162)
Total Purchase Contracts					13,733,293	(24,002,923)

Sale Contracts:
10 Yr Mini JGB	(11)	Mar-23	1,219,270	1,241,042	21,772	—
3 Mo Euro Euribor	(94)	Sep-23	24,231,018	24,336,874	105,856	—
3 Mo Euro Euribor	(2,514)	Dec-23	648,521,795	651,363,822	2,842,027	—
3 Mo Euro Euribor	(122)	Mar-24	31,518,964	31,657,496	138,532	—
3 Mo Euro Euribor	(135)	Jun-24	34,931,732	35,087,307	155,575	—
3 Mo Euro Euribor	(154)	Sep-24	39,901,626	40,065,890	164,264	—
3 Mo Euro Euribor	(132)	Dec-24	34,236,719	34,378,606	141,887	—
3 Mo Euro Euribor	(106)	Mar-25	27,507,305	27,558,457	51,152	—
90 Day Euro	(65)	Sep-23	15,425,313	15,422,472	—	(2,841)
90 Day Euro	(128)	Dec-23	30,467,200	30,475,246	8,046	—
90 Day Euro	(293)	Jun-25	70,708,225	70,697,232	—	(10,993)
Aluminum - 90 Day Settlement (a)	(2)	Jan-23	118,763	107,404	—	(11,359)
Aluminum - 90 Day Settlement (a)	(1)	Jan-23	58,771	56,258	—	(2,513)
Aluminum - 90 Day Settlement (a)	(1)	Jan-23	58,713	54,242	—	(4,471)
Aluminum - 90 Day Settlement (a)	(1)	Jan-23	58,750	57,300	—	(1,450)
Aluminum - 90 Day Settlement (a)	(4)	Jan-23	235,291	219,930	—	(15,361)
Aluminum - 90 Day Settlement (a)	(1)	Feb-23	58,878	58,108	—	(770)
Aluminum - 90 Day Settlement (a)	(1)	Feb-23	59,013	60,234	1,221	—
Aluminum - 90 Day Settlement (a)	(1)	Feb-23	59,106	59,922	816	—
Aluminum - 90 Day Settlement (a)	(2)	Feb-23	118,333	117,885	—	(448)
Aluminum - 90 Day Settlement (a)	(2)	Mar-23	118,584	120,764	2,180	—
Aluminum - 90 Day Settlement (a)	(2)	Mar-23	118,875	119,028	153	—
Aluminum - 90 Day Settlement (a)	(1)	Mar-23	59,450	59,423	—	(27)
Aluminum (a)(b)	(337)	Mar-23	19,984,184	20,142,898	158,714	—
Australian 10 Yr Bond	(1,355)	Mar-23	106,722,291	108,042,871	1,320,580	—
Australian 3 Yr Bond	(352)	Mar-23	25,594,846	25,758,238	163,392	—
Australian Dollar	(44)	Mar-23	3,004,540	2,989,224	—	(15,316)
Brent Crude (a)	(59)	Jan-23	5,068,690	4,808,151	—	(260,539)
British Pound	(237)	Mar-23	17,899,425	17,887,846	—	(11,579)
CAC 40 10 Euro Index	(137)	Jan-23	9,489,060	9,577,012	87,952	—
Canadian 10 Yr Bond	(273)	Mar-23	24,709,121	24,907,440	198,319	—
Carbon Emission	(11)	Dec-23	988,739	1,030,853	42,114	—
Cboe Volatility Index (a)	(92)	Jan-23	2,125,025	2,138,182	13,157	—
Cboe Volatility Index (a)	(163)	Feb-23	4,000,884	4,015,821	14,937	—
Cboe Volatility Index (a)	(117)	Mar-23	13,838,906	13,832,246	—	(6,660)
Cboe Volatility Index (a)	(36)	Mar-23	912,618	915,342	2,724	—
Cocoa (ICE) (a)	(2,311)	Mar-23	328,842,342	341,035,770	12,193,428	—

The accompanying notes are an integral part of these consolidated financial statements. | 31

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts: (continued)
Cocoa (NYBOT) (a)	(52)	Mar-23	$1,352,000	$1,323,824	$—	$(28,176)
Coffee (a)	(288)	Mar-23	18,068,400	18,892,728	824,328	—
Copper - 90 Day Settlement (a)	(1)	Jan-23	209,157	190,533	—	(18,624)
Copper - 90 Day Settlement (a)	(1)	Feb-23	209,313	194,070	—	(15,243)
Copper - 90 Day Settlement (a)	(2)	Feb-23	418,676	395,970	—	(22,706)
Copper - 90 Day Settlement (a)	(1)	Feb-23	209,344	198,424	—	(10,920)
Copper - 90 Day Settlement (a)	(1)	Feb-23	209,356	211,315	1,959	—
Copper - 90 Day Settlement (a)	(1)	Feb-23	209,388	209,473	85	—
Copper - 90 Day Settlement (a)	(1)	Feb-23	209,363	207,396	—	(1,967)
Copper - 90 Day Settlement (a)	(1)	Feb-23	209,424	199,799	—	(9,625)
Copper - 90 Day Settlement (a)	(1)	Feb-23	209,488	201,371	—	(8,117)
Copper - 90 Day Settlement (a)	(1)	Mar-23	209,488	212,432	2,944	—
Copper - 90 Day Settlement (a)	(2)	Mar-23	418,775	419,970	1,195	—
Copper - 90 Day Settlement (a)	(1)	Mar-23	209,256	208,987	—	(269)
Copper (a)(b)	(272)	Mar-23	56,953,400	54,793,570	—	(2,159,830)
Copper (COMEX) (a)	(3)	Mar-23	285,788	285,995	207	—
Corn (a)	(185)	Mar-23	6,276,125	6,155,266	—	(120,859)
Cotton No.2 (a)	(213)	Mar-23	8,878,905	9,070,641	191,736	—
DAX Index	(18)	Mar-23	6,738,030	6,746,216	8,186	—
Dow Jones Industrial Average Mini E-Cbot Index	(91)	Mar-23	15,144,675	15,094,047	—	(50,628)
Euro-Bobl	(3,435)	Mar-23	425,610,689	434,419,491	8,808,802	—
Euro-BTP	(634)	Mar-23	73,919,950	74,950,671	1,030,721	—
Euro-Buxl 30 Yr Bond	(188)	Mar-23	27,216,219	30,799,411	3,583,192	—
Euro-OAT	(747)	Mar-23	101,792,032	103,498,463	1,706,431	—
Euro-Schatz	(5,506)	Mar-23	621,332,404	627,095,928	5,763,524	—
FTSE 100 Index	(58)	Mar-23	5,235,118	5,245,813	10,695	—
FTSE China A50 Index	(431)	Jan-23	5,639,204	5,620,603	—	(18,601)
Gasoline RBOB (a)	(7)	Jan-23	728,620	650,340	—	(78,280)
Gold (a)	(3)	Feb-23	547,860	547,034	—	(826)
Hang Seng Index	(185)	Jan-23	23,600,657	23,362,862	—	(237,795)
Hard Red Wheat (a)	(369)	Mar-23	16,383,600	15,683,395	—	(700,205)
IBEX 35 Index	(39)	Jan-23	3,420,907	3,436,391	15,484	—
Japanese 10 Yr Bond	(133)	Mar-23	147,410,698	148,983,015	1,572,317	—
Japanese Yen	(12)	Mar-23	1,156,050	1,145,269	—	(10,781)
KOSPI 200 Index	(266)	Mar-23	15,400,969	15,506,195	105,226	—
Lead (a)(b)	(11)	Mar-23	635,113	585,084	—	(50,029)
Long Gilt	(905)	Mar-23	109,301,103	111,576,769	2,275,666	—
MSCI EAFE Index	(56)	Mar-23	5,458,320	5,470,188	11,868	—
MSCI Emerging Markets Index	(263)	Mar-23	12,616,110	12,627,065	10,955	—
Nasdaq 100 E-Mini Index	(231)	Mar-23	50,922,795	51,030,730	107,935	—
Natural Gas (a)	(191)	Jan-23	8,547,250	11,096,901	2,549,651	—
Natural Gas (a)	(77)	Feb-23	3,160,080	4,058,129	898,049	—
Natural Gas (a)	(37)	Mar-23	1,449,290	1,636,167	186,877	—
Natural Gas (a)	(10)	Apr-23	393,100	439,840	46,740	—
Natural Gas (a)	(4)	May-23	161,880	162,702	822	—
Nickel - 90 Day Settlement (a)	(1)	Feb-23	179,640	136,416	—	(43,224)
Nickel (a)(b)	(9)	Mar-23	1,622,430	1,515,820	—	(106,610)
Nikkei 225 Index (OSE)	(1)	Mar-23	198,720	198,031	—	(689)
Nikkei 225 Index (SGX)	(17)	Mar-23	1,683,614	1,684,054	440	—
Platinum - 90 Day Settlement (a)	(1)	Feb-23	57,841	54,262	—	(3,579)
Russell 2000 Mini Index	(59)	Mar-23	5,224,155	5,215,285	—	(8,870)
S&P 500 E-Mini Index	(121)	Mar-23	23,359,050	23,249,439	—	(109,611)

32 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts: (continued)
S&P MidCap 400 E-Mini Index	(28)	Mar-23	$6,839,280	$6,801,911	$—	$(37,369)
S&P/TSX 60 Index	(17)	Mar-23	2,937,711	2,934,513	—	(3,198)
SGX Nifty 50 Index	(1)	Jan-23	36,446	36,484	38	—
Silver (a)	(8)	Mar-23	961,600	959,159	—	(2,441)
Swiss Franc	(325)	Mar-24	93,684,641	93,869,266	184,625	—
Swiss Franc	(2,911)	Mar-24	694,782,925	695,592,097	809,172	—
Swiss Franc	(24)	Jun-24	6,928,043	6,926,104	—	(1,939)
Swiss Franc	(11)	Dec-24	3,184,994	3,184,320	—	(674)
Swiss Franc	(5)	Mar-25	1,449,085	1,448,718	—	(367)
Tokyo Price Index	(76)	Mar-23	10,953,521	10,945,862	—	(7,659)
U.S. 10 Yr Note	(1,602)	Mar-23	179,899,596	181,102,623	1,203,027	—
U.S. 2 Yr Note	(3,458)	Mar-23	709,160,163	711,117,572	1,957,409	—
U.S. 5 Yr Note	(2,795)	Mar-23	301,663,480	302,932,044	1,268,564	—
U.S. Long Bond	(767)	Mar-23	96,138,656	97,098,807	960,151	—
U.S. Ultra Bond	(268)	Mar-23	35,995,750	36,090,044	94,294	—
Wheat (a)	(559)	Mar-23	22,136,400	22,378,495	242,095	—
WTI Crude (a)	(66)	Jan-23	5,297,160	5,042,637	—	(254,523)
Zinc - 90 Day Settlement (a)	(1)	Jan-23	74,990	74,409	—	(581)
Zinc - 90 Day Settlement (a)	(1)	Feb-23	74,488	72,823	—	(1,665)
Zinc - 90 Day Settlement (a)	(2)	Feb-23	148,967	147,269	—	(1,698)
Zinc - 90 Day Settlement (a)	(1)	Mar-23	74,394	75,868	1,474	—
Zinc - 90 Day Settlement (a)	(1)	Mar-23	74,363	75,917	1,554	—
Zinc - 90 Day Settlement (a)	(1)	Mar-23	74,350	75,043	693	—
Zinc - 90 Day Settlement (a)	(1)	Mar-23	74,348	74,332	—	(16)
Zinc (a)(b)	(167)	Mar-23	12,426,888	12,190,073	—	(236,815)
Total Sale Contracts					54,267,929	(4,709,336)
Total Futures Contracts					$68,001,222	$(28,712,259)
Net Unrealized Appreciation					$39,288,963

(a)

London Metal Exchange (‘’LME’’) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

COMEX	Commodity Exchange, Inc.	NYBOT	New York Board of Trade	SGX	Singapore Exchange Limited
ICE	Intercontinental Exchange	OSE	Osaka Securities Exchange

The accompanying notes are an integral part of these consolidated financial statements. | 33

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments

Consolidated Schedule of Investments

December 31, 2022

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 4.12%
321 Henderson Receivables I LLC, 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	4.67%	$20,476	$20,169
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	274,811	265,253
AmeriCredit Automobile Receivables Trust
Series 2020-3 A-3	06/18/2025	0.53%	899,563	889,065
Series 2021-2 A3	12/18/2026	0.34%	2,010,000	1,956,744
Asset Backed Securities Corp Home Equity Loan Trust, 2002-HE1 M1 (1 Month LIBOR USD + 1.650%) (c)	03/15/2032	5.97%	238,243	234,080
Bank of America Credit Card Trust, 2021-A1 A1	09/15/2026	0.44%	850,000	801,306
Carmax Auto Owner Trust, 2021-4 A3	09/15/2026	0.56%	2,620,000	2,480,128
Carvana Auto Receivables Trust
Series 2021-P2 A3	03/10/2026	0.49%	2,335,621	2,249,776
Series 2021-P4 A-3	01/10/2027	1.31%	3,620,000	3,436,422
Series 2022-P3, 2022-P3	11/10/2027	4.61%	3,825,000	3,713,735
Chase Issuance Trust, 2020-A1 A1	01/15/2025	1.53%	1,050,000	1,048,835
Citibank Credit Card Issuance Trust, 2018-A3 A3	05/23/2025	3.29%	1,085,000	1,077,807
DB Master Finance LLC, 2021-1A A2I (a)	11/20/2051	2.05%	2,029,500	1,731,681
Diamond Resorts Owner Trust, 2021-1A A (a)	11/21/2033	1.51%	479,312	441,956
Discover Card Execution Note Trust, 2018-A2 A2 (1 Month LIBOR USD + 0.330%) (c)	08/15/2025	4.65%	1,225,000	1,224,756
Elara HGV Timeshare Issuer, 2021-A A (a)	08/27/2035	1.36%	1,997,072	1,784,005
Freddie Mac STACR REMIC Trust, 2021-HQA4 M1 (SOFR30A + 0.950%) (a)(c)	12/26/2041	4.88%	3,089,984	2,931,836
GM Financial Automobile Leasing Trust, 2021-2 A4	05/20/2025	0.41%	2,182,000	2,110,725
GM Financial Consumer Automobile Receivables Trust
Series 2021-1 A3	10/16/2025	0.35%	971,507	939,870
Series 2021-3 A3	06/16/2026	0.48%	2,310,000	2,204,339
Series 2021-4 A3	09/16/2026	0.68%	1,736,000	1,640,194
Hilton Grand Vacations Trust, 2019-AA A (a)	07/25/2033	2.34%	1,126,282	1,052,431
Honda Auto Receivables Owner Trust, 2020-3 A3	10/18/2024	0.37%	1,178,712	1,152,958

34 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Hyundai Auto Receivables Trust, 2020-C A3	05/15/2025	0.38%	$1,375,019	$1,338,952
MVW Owner Trust
Series 2018-1A A (a)	01/21/2036	3.45%	522,337	505,933
Series 2019-1A A (a)	11/20/2036	2.89%	244,960	230,912
Series 2019-2A A (a)	10/20/2038	2.22%	310,331	293,008
Series 2021-1WA A (a)	01/22/2041	1.14%	823,545	752,390
Navient Student Loan Trust, 2021-A A (a)	05/15/2069	0.84%	739,022	639,555
OneMain Financial Issuance Trust, 2018-2A A (a)	03/14/2033	3.57%	500,000	490,171
PFS Financing Corp.
Series 2020-G A (a)	02/17/2026	0.97%	900,000	849,155
Series 2021-B A (a)	08/17/2026	0.77%	1,450,000	1,337,356
Planet Fitness Master Issuer LLC, 3.25100 (a)	12/05/2051	3.25%	2,382,000	2,065,299
Santander Drive Auto Receivables Trust, 2021-4 A3	08/15/2025	0.51%	1,197,713	1,192,320
SoFi Professional Loan Program LLC
Series 2016-D A2B (a)	04/25/2033	2.34%	109,366	107,095
Series 2017-B A2FX (a)	05/25/2040	2.74%	51,121	50,477
SoFi Professional Loan Program Trust, 2021-B AFX (a)	02/15/2047	1.14%	1,725,579	1,421,106
Taco Bell Funding LLC, 2021-1A A21 (a)	08/25/2051	1.95%	2,499,750	2,111,454
Tesla Auto Lease Trust, 2021-A B (a)	03/20/2025	1.02%	1,100,000	1,051,159
Toyota Auto Loan Extended Note Trust 2020-1, A (a)	05/25/2033	1.35%	1,050,000	961,265
Toyota Lease Owner Trust, 2021-B A3 (a)	10/21/2024	0.42%	2,640,000	2,566,420
Verizon Owner Trust
Series 2019-C A1A	04/20/2024	1.94%	6,982	6,969
Series 2020-A A1A	07/20/2024	1.85%	270,051	269,039
Volkswagen Auto Loan Enhanced Trust, 2021-1 A-3	06/22/2026	1.02%	2,790,000	2,651,651
TOTAL ASSET BACKED SECURITIES (Cost $59,662,752)				56,279,757

COMMODITY POOL: 14.18%			Shares
Galaxy Commodity - Polaris Fund LLC (h)			N/A	193,715,487
TOTAL COMMODITY POOL (Cost $219,792,410)				193,715,487

			Principal Amount
CORPORATE BONDS: 9.04%
Aerospace & Defense: 0.08%
Boeing Co.	02/04/2026	2.20%	1,220,000	1,109,650

Auto Manufacturers: 0.31%
General Motors Financial Co., Inc.	10/15/2024	1.20%	605,000	560,359
General Motors Financial Co., Inc.	06/20/2025	2.75%	1,735,000	1,625,414
Mercedes-Benz Finance North America LLC (a)	03/01/2024	0.75%	460,000	436,906
Volkswagen Group of America Finance LLC (a)	11/22/2023	0.88%	855,000	822,370
Volkswagen Group of America Finance LLC (a)	11/24/2025	1.25%	850,000	758,455
				4,203,504
Banks: 4.63%
Banco Santander SA (b)	02/23/2023	3.13%	1,200,000	1,196,482
Banco Santander SA (b)	03/24/2025	3.50%	675,000	650,452
Banco Santander SA (b)	05/28/2025	2.75%	465,000	435,213
Bank of America Corp. (SOFR + 0.690%) (c)	04/22/2025	0.98%	6,980,000	6,546,441
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	3,630,000	3,275,507
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	2,415,000	2,148,005
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	1,385,000	1,318,735
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(c)	11/19/2025	2.82%	1,645,000	1,559,055

The accompanying notes are an integral part of these consolidated financial statements. | 35

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Canadian Imperial Bank (b)	04/07/2027	3.45%	$975,000	$915,884
Citigroup, Inc. (SOFR + 0.669%) (c)	05/01/2025	0.98%	2,240,000	2,096,646
Citigroup, Inc. (SOFR + 1.372%) (c)	05/24/2025	4.14%	2,100,000	2,059,121
Citigroup, Inc. (SOFR + 0.528%) (c)	11/03/2025	1.28%	1,375,000	1,267,603
Citigroup, Inc. (SOFR + 0.765%) (c)	01/28/2027	1.12%	1,185,000	1,033,166
Credit Suisse AG (b)	05/05/2023	1.00%	1,100,000	1,074,007
Credit Suisse AG (b)	08/09/2023	0.52%	1,490,000	1,417,362
Credit Suisse AG (b)	07/09/2027	5.00%	850,000	775,614
Deutsche Bank NY (b)	05/28/2024	0.90%	655,000	612,686
Federation des Caisses Desjardins du Quebec (a)(b)	05/21/2024	0.70%	1,180,000	1,105,765
Goldman Sachs Group, Inc. (SOFR + 0.572%) (c)	03/08/2024	0.67%	2,845,000	2,814,486
Goldman Sachs Group, Inc.	03/15/2024	3.00%	1,405,000	1,370,495
Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.201%) (c)	09/29/2025	3.27%	3,400,000	3,277,860
Goldman Sachs Group, Inc. (SOFR + 0.789%) (c)	12/09/2026	1.09%	1,585,000	1,400,459
HSBC Holdings PLC (SOFR + 0.708%) (b)(c)	05/24/2025	0.98%	730,000	676,148
HSBC Holdings PLC (SOFR + 1.538%) (b)(c)	04/18/2026	1.65%	660,000	596,912
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	1,205,000	1,098,707
ING Groep NV (b)	04/09/2024	3.55%	1,175,000	1,149,738
ING Groep NV (SOFR + 1.640%) (b)(c)	03/28/2026	3.87%	1,130,000	1,088,144
JP Morgan Chase & Co. (SOFR + 0.540%) (c)	06/01/2025	0.82%	2,800,000	2,610,375
JP Morgan Chase & Co. (SOFR + 0.800%) (c)	11/19/2026	1.05%	3,545,000	3,122,274
JP Morgan Chase & Co. (TSFR3M + 0.695%) (c)	02/04/2027	1.04%	1,605,000	1,399,883
Mitsubishi UFJ Financial Group, Inc. (b)	02/25/2025	2.19%	1,165,000	1,091,100
Morgan Stanley (SOFR + 0.525%) (c)	05/30/2025	0.79%	425,000	396,002
Morgan Stanley (SOFR + 1.152%) (c)	07/22/2025	2.72%	1,525,000	1,458,538
Morgan Stanley (SOFR + 0.858%) (c)	07/20/2027	1.51%	2,620,000	2,276,455
NatWest Markets PLC (a)(b)	08/12/2024	0.80%	850,000	787,848
Royal Bank of Canada (b)	07/26/2024	3.97%	1,095,000	1,078,530
Standard Chartered PLC (3 Month LIBOR USD + 1.080%) (a)(b)(c)	03/15/2024	3.89%	600,000	597,141
Svenska Handelsbanken AB (a)(b)	06/11/2024	0.55%	420,000	393,969
Toronto-Dominion Bank (b)	06/06/2025	3.77%	1,065,000	1,033,431
Toronto-Dominion Bank (b)	09/10/2026	1.25%	1,305,000	1,142,596
UBS AG/London (a)(b)	06/01/2023	0.38%	770,000	754,596
UBS AG/London (a)(b)	08/09/2024	0.70%	1,120,000	1,044,095
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	525,000	510,562
UBS Group AG (1 Year CMT Rate + 1.550%) (a)(b)(c)	05/12/2026	4.49%	650,000	635,766
				63,293,854
Chemicals: 0.10%
Nutrien Ltd. (b)	11/07/2025	5.95%	1,340,000	1,368,196

Cosmetics & Personal Care: 0.19%
GSK Consumer Healthcare Capital UK PLC (b)	03/24/2025	3.13%	2,765,000	2,631,398

Diversified Financial Services: 0.71%
AerCap Ireland Capital/Global Aviation Trust (b)	10/29/2023	1.15%	1,425,000	1,371,044
AerCap Ireland Capital/Global Aviation Trust (b)	10/29/2024	1.65%	2,645,000	2,440,688
AerCap Ireland Capital/Global Aviation Trust (b)	01/15/2025	3.50%	1,835,000	1,748,170
AerCap Ireland Capital/Global Aviation Trust (b)	01/30/2026	1.75%	860,000	757,566
Capital One Financial Corp. (SOFR + 1.370%) (c)	05/09/2025	4.17%	1,115,000	1,089,518
Charles Schwab Corp.	03/03/2027	2.45%	890,000	812,698
Dragon 2012 LLC	03/12/2024	1.97%	2,954	2,892
Helios Leasing I LLC	05/29/2024	2.02%	3,462	3,381
Helios Leasing I LLC	07/24/2024	1.73%	4,009	3,904

36 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Helios Leasing I LLC	09/28/2024	1.56%	$3,961	$3,754
MSN 41079 and 41084 Ltd. (b)	07/13/2024	1.72%	4,000	3,875
OMERS Finance Trust (a)(b)	05/02/2024	2.50%	920,000	889,747
Phoenix 2012 LLC	07/03/2024	1.61%	3,973	3,855
Private Export Funding Corp.	06/15/2025	3.25%	510,000	491,314
Tagua Leasing LLC (c)	11/16/2024	1.58%	4,528	4,374
				9,626,780
Electric: 0.14%
Eversource Energy	08/15/2025	0.80%	195,000	174,872
Southern California Edison Co.	04/01/2024	1.10%	1,515,000	1,439,378
Southern California Edison Co.	02/01/2026	1.20%	305,000	270,761
				1,885,011
Entertainment: 0.21%
Warnermedia Holdings, Inc. (a)	03/15/2025	3.64%	1,590,000	1,513,168
Warnermedia Holdings, Inc. (a)	03/15/2027	3.76%	1,450,000	1,309,402
				2,822,570
Food: 0.08%
Conagra Brands, Inc.	08/11/2023	0.50%	620,000	602,373
General Mills, Inc.	11/18/2025	5.24%	490,000	491,362
				1,093,735
Healthcare - Products: 0.43%
Baxter International, Inc.	11/29/2024	1.32%	2,695,000	2,509,672
DH Europe Finance II Sarl (b)	11/15/2024	2.20%	1,090,000	1,037,822
PerkinElmer, Inc.	09/15/2024	0.85%	2,555,000	2,369,819
				5,917,313
Healthcare - Services: 0.04%
HCA, Inc. (a)	03/15/2027	3.13%	595,000	542,584

Insurance: 0.53%
Equitable Financial Life Global (a)	11/17/2023	0.50%	370,000	354,884
Equitable Financial Life Global (a)	07/07/2025	1.40%	1,090,000	989,192
Metropolitan Life Global Funding I (a)	06/07/2024	0.55%	1,460,000	1,367,203
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	945,000	856,889
Principal Life Global Funding II (a)	04/12/2024	0.75%	1,295,000	1,223,619
Principal Life Global Funding II (a)	01/12/2026	0.88%	1,090,000	960,977
Protective Life Global Funding (a)	07/05/2024	0.78%	1,650,000	1,538,858
				7,291,622
Internet: 0.08%
Amazon.com, Inc.	12/01/2025	4.60%	1,110,000	1,109,274

Media: 0.06%
Comcast Corp.	03/01/2026	3.15%	850,000	810,189

Miscellaneous Manufacturing: 0.04%
Trane Technologies Luxembourg Finance SA (b)	03/21/2026	3.50%	600,000	566,641

Packaging & Containers: 0.18%
Amcor Finance, Inc.	04/28/2026	3.63%	1,535,000	1,454,006
Berry Global, Inc.	02/15/2024	0.95%	1,050,000	995,024
				2,449,030
Pharmaceuticals: 0.24%
AbbVie, Inc.	05/14/2026	3.20%	525,000	496,102
CVS HEALTH Corp.	06/01/2026	2.88%	1,460,000	1,364,576

The accompanying notes are an integral part of these consolidated financial statements. | 37

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Takeda Pharmaceutical Co. Ltd. (b)	11/26/2023	4.40%	$1,420,000	$1,408,520
				3,269,198
Pipelines: 0.25%
Enbridge, Inc. (b)	02/14/2025	2.50%	640,000	604,301
Energy Transfer Operating LP	05/15/2025	2.90%	355,000	334,785
MPLX LP	03/01/2026	1.75%	1,225,000	1,093,454
TransCanada PipeLines Ltd. (b)	10/12/2024	1.00%	1,425,000	1,319,190
				3,351,730
Real Estate Investment Trusts: 0.20%
Brixmor Operating Partnership LP	06/15/2026	4.13%	810,000	768,545
SITE Centers Corp.	02/01/2025	3.63%	525,000	495,823
SITE Centers Corp.	06/01/2027	4.70%	1,505,000	1,413,972
				2,678,340
Retail: 0.12%
Genuine Parts Co.	02/01/2025	1.75%	355,000	331,682
Walmart, Inc.	09/09/2025	3.90%	1,370,000	1,349,200
				1,680,882
Software: 0.10%
Oracle Corp.	11/10/2025	5.80%	415,000	424,477
VMware, Inc.	08/15/2024	1.00%	1,070,000	996,068
				1,420,545
Telecommunications: 0.26%
NBN Co. Ltd. (a)(b)	10/08/2024	0.88%	950,000	876,327
Verizon Communications, Inc.	11/20/2025	0.85%	2,080,000	1,858,025
Verizon Communications, Inc.	03/20/2026	1.45%	855,000	768,358
				3,502,710
Transportation: 0.06%
Canadian Pacific Railway Co. (b)	12/02/2024	1.35%	945,000	881,505
TOTAL CORPORATE BONDS (Cost $130,705,623)				123,506,261

MORTGAGE BACKED SECURITIES: 7.42%
ACRE Commercial Mortgage Trust, 2021-FL4 A (1 Month LIBOR USD + 0.830%) (a)(b)(c)	12/18/2037	5.17%	368,128	364,487
Alen Mortgage Trust, 2021-ACEN A (1 Month LIBOR USD + 1.150%) (a)(c)	04/17/2034	5.47%	1,250,000	1,147,305
Angel Oak Mortgage Trust
Series 2020-1 M1 (a)(d)	12/25/2059	3.16%	877,000	727,631
Series 2020-5 A3 (a)(d)	05/25/2065	2.04%	55,794	49,454
BAMLL Commercial Mortgage Securities Trust, 2022-DKLX A (TSFR1M + 1.150%) (a)(c)	01/18/2039	5.49%	3,750,000	3,628,498
BHP Trust, 2019-BXHP A (1 Month LIBOR USD + 0.975%) (a)(c)	08/15/2036	5.29%	1,920,766	1,867,521
BSREP Commercial Mortgage Trust, 2021-DC A (1 Month LIBOR USD + 0.950%) (a)(c)	08/16/2038	5.27%	2,000,000	1,877,358
BX Commercial Mortgage Trust
Series 2021-21M A (1 Month LIBOR USD + 0.730%) (a)(c)	10/15/2036	5.05%	856,763	823,187
Series 2021-XL2 B (1 Month LIBOR USD + 0.998%) (a)(c)	10/15/2038	5.32%	3,243,503	3,088,939
Series 2021-CIP A (1 Month LIBOR USD + 0.921%) (a)(c)	12/15/2038	5.24%	2,950,000	2,846,427
Citigroup Commercial Mortgage Trust, 2021-PRM2 A (1 Month LIBOR USD + 0.950%) (a)(c)	10/15/2038	5.27%	3,750,000	3,608,154
Comm Mortgage Trust
Series 2015-3BP A (a)	02/12/2035	3.18%	1,030,000	952,521
Series 2013-CR9 A4 (d)	07/12/2045	4.27%	693,932	689,682
Series 2013-CR6 A4	03/10/2046	3.10%	212,840	212,156
Series 2013-CR6 AM (a)	03/12/2046	3.15%	1,000,000	992,294
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	200,000	198,644

38 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Series 2014-UBS2 A5	03/10/2047	3.96%	$1,150,000	$1,123,921
Series 2014-UBS2 AM	03/12/2047	4.20%	1,150,000	1,115,869
Series 2015-CR27 AM	10/13/2048	3.98%	1,000,000	937,596
Connecticut Avenue Securities Trust
Series 2021-R01 1M2 (SOFR30A + 1.550%) (a)(c)	10/25/2041	5.48%	1,570,000	1,530,054
Series 2021-R03 1M1 (SOFR30A + 0.850%) (a)(c)	12/26/2041	4.78%	2,039,200	2,000,135
Series 2022-R01 1M1 (SOFR30A + 1.000%) (a)(c)	12/26/2041	4.93%	1,430,174	1,411,933
Series 2022-R04 (SOFR30A + 2.000%) (a)(c)	03/25/2042	5.93%	2,183,173	2,173,313
Series 2022-R03 1M1 (SOFR30A + 2.100%) (a)(c)	03/25/2042	6.03%	2,316,357	2,301,851
Series 2022-R06 (SOFR30A + 2.750%) (a)(c)	05/25/2042	6.68%	538,691	545,320
CSMC Trust, 2017-CALI A (a)	11/12/2032	3.43%	1,750,000	1,606,041
ELP Commercial Mortgage Trust, 2021-ELP B (1 Month LIBOR USD + 1.120%) (a)(c)	11/15/2038	5.44%	2,650,000	2,523,728
EQUS Mortgage Trust, 2021-EQAZ A (1 Month LIBOR USD + 0.755%) (a)(c)	10/15/2036	5.07%	2,649,947	2,550,223
Extended Stay America Trust, 2021-ESH A (1 Month LIBOR USD + 1.080%) (a)(c)	07/15/2038	5.40%	1,171,431	1,137,634
Fannie Mae Connecticut Avenue Securities
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	4.84%	146,519	145,522
Series 2021-R02 2M1 (SOFR30A + 0.900%) (a)(c)	11/25/2041	4.83%	1,479,621	1,452,727
FHLMC Multifamily Structured Pass Through Certificates
Series K052 A1	01/25/2025	2.60%	192,925	187,634
Series K050 A1	01/25/2025	2.80%	1,452,323	1,416,152
Series K059 A1	09/25/2025	2.76%	635,460	611,983
Series KC06 A1	02/25/2026	2.17%	95,706	95,208
Freddie Mac STACR REMIC Trust
Series 2021-DNA5 M2 (SOFR30A + 1.650%) (a)(c)	01/25/2034	5.58%	109,498	107,993
Series 2021-DNA6 M1 (SOFR30A + 0.800%) (a)(c)	10/25/2041	4.73%	3,250,000	3,207,683
Series 2021-DNA6, 2021-DNA6 (SOFR30A + 1.500%) (a)(c)	10/25/2041	5.43%	400,000	379,988
Series 2022-DNA1 M1A (SOFR30A + 1.000%) (a)(c)	01/27/2042	4.93%	4,434,268	4,320,411
Series 2022-HQA1 M1A (SOFR30A + 2.100%) (a)(c)	03/25/2042	6.03%	894,823	890,847
Series 2022-DNA3 (SOFR30A + 2.000%) (a)(c)	04/25/2042	5.93%	2,298,544	2,293,453
Freddie Mac STACR Trust, 2018-HRP2 M3AS (1 Month LIBOR USD + 1.000%) (a)(c)	02/25/2047	5.39%	2,166,631	2,100,815
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2021-DNA7 M1 (SOFR30A + 0.850%) (a)(c)	11/25/2041	4.78%	3,472,896	3,412,896
Series 2022-DNA2 M1A (SOFR30A + 1.300%) (a)(c)	02/25/2042	5.23%	2,819,221	2,772,538
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	246,591	243,513
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	284,107	274,233
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	549,300	524,256
Series 2019-SB69 A5F (d)	10/25/2024	2.25%	1,397,680	1,332,921
Series 2016-SB23 A10F (d)	09/25/2026	2.31%	577,238	539,523
GCT Commercial Mortgage Trust, 2021-GCT A (1 Month LIBOR USD + 0.800%) (a)(c)	02/15/2038	5.12%	1,400,000	1,299,007
GS Mortgage Securities Corp II, 2021-ARDN A (1 Month LIBOR USD + 1.250%) (a)(c)	11/17/2036	5.57%	2,650,000	2,565,308
GS Mortgage Securities Trust
Series 2021-ROSS A (1 Month LIBOR USD + 1.150%) (a)(c)	06/16/2036	5.47%	2,000,000	1,869,433
Series 2015-GC28 AS	02/12/2048	3.76%	885,000	838,924
Series 2021-NQM1 A3 (a)(d)	07/25/2061	1.53%	945,904	751,613
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2021-MHC A (1 Month LIBOR USD + 0.800%) (a)(c)	04/15/2038	5.12%	1,653,569	1,609,965
Series 2013-C15 A-S	11/17/2045	4.42%	1,250,000	1,227,765
Series 2014-C23 ASB	09/17/2047	3.66%	492,776	482,047
Series 2014-C22 AS	09/17/2047	4.11%	1,350,000	1,294,016
Series 2013-C10 AS	12/17/2047	3.37%	762,000	760,109
Series 2016-JP3 A-5	08/15/2049	2.87%	1,500,000	1,367,844

The accompanying notes are an integral part of these consolidated financial statements. | 39

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
MHC Commercial Mortgage Trust, 2021-MHC A (1 Month LIBOR USD + 0.801%) (a)(c)	04/15/2038	5.12%	$2,000,000	$1,939,633
New Residential Mortgage Loan Trust
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	111,322	102,213
Series 2018-5A A1 (a)(d)	12/25/2057	4.75%	366,777	353,291
OBX Trust, 2018-1 A2 (1 Month LIBOR USD + 0.650%) (a)(c)	06/25/2057	5.04%	231,321	217,551
OPG TRUST, 2021-PORT B (1 Month LIBOR USD + 0.713%) (a)(c)	10/15/2036	5.03%	1,850,510	1,743,762
PKHL Commercial Mortgage Trust, 2021-MF A (1 Month LIBOR USD + 0.880%) (a)(c)	07/15/2038	5.20%	3,250,000	3,009,191
SMR Mortgage Trust, 2022-IND A (TSFR1M + 1.650%) (a)(c)	02/15/2039	5.99%	3,617,214	3,417,668
SREIT Trust, 2021-MFP2 A (1 Month LIBOR USD + 0.822%) (a)(c)	11/17/2036	5.14%	3,750,000	3,608,926
UBS Commercial Mortgage Trust, 2017-C6 ASB	12/16/2050	3.50%	982,352	939,815
Verus Securitization Trust
Series 2020-1 A1 (a)(c)	01/25/2060	2.42%	172,833	162,783
Series 2020-1 A3 (a)(c)	01/25/2060	2.72%	407,361	382,369
WFRBS Commercial Mortgage Trust
Series 2013-C13 AS	05/17/2045	3.35%	185,000	183,043
Series 2013-UBS1 A4 (d)	03/16/2046	4.08%	689,551	677,471
Series 2013-C14 A5	06/15/2046	3.34%	200,000	197,766
Series 2013-C17 ASB	12/17/2046	3.56%	44,093	43,688
TOTAL MORTGAGE BACKED SECURITIES (Cost $106,033,138)				101,387,373

MUNICIPAL BONDS: 0.31%
County of King WA Sewer Revenue	07/01/2025	0.80%	320,000	292,628
Forsyth County School District	02/01/2024	0.92%	660,000	634,199
Miami Dade County Florida Aviation Refunding Taxable Series B	10/01/2023	2.37%	650,000	638,901
Nebraska Public Power District	01/01/2024	2.22%	675,000	655,580
State of Hawaii	08/01/2025	1.03%	1,955,000	1,788,346
Water Works Board of the City of Birmingham	01/01/2024	2.20%	270,000	263,484
TOTAL MUNICIPAL BONDS (Cost $4,530,516)				4,273,138

U.S. GOVERNMENT AGENCY ISSUES: 4.29%
Federal Farm Credit Banks	06/26/2023	1.77%	2,450,000	2,417,296
Federal Farm Credit Banks	07/17/2023	2.88%	1,600,000	1,584,672
Federal Farm Credit Banks	11/09/2023	0.40%	5,900,000	5,681,426
Federal Home Loan Banks	06/09/2023	3.25%	2,345,000	2,332,407
Federal Home Loan Banks	08/28/2023	0.13%	7,000,000	6,789,540
Federal Home Loan Banks	09/08/2023	3.38%	2,235,000	2,212,433
Federal Home Loan Banks	12/08/2023	3.38%	2,325,000	2,291,694
Federal Home Loan Banks	06/14/2024	1.75%	5,365,000	5,140,982
Federal Home Loan Banks	12/20/2024	1.00%	5,835,000	5,451,123
Federal Home Loan Banks	04/14/2025	0.50%	3,950,000	3,633,060
Federal Home Loan Mortgage Corp.	05/19/2023	0.25%	2,730,000	2,686,700
Federal Home Loan Mortgage Corp.	06/26/2023	0.25%	3,000,000	2,938,065
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	885,000	858,371
Federal Home Loan Mortgage Corp.	11/06/2023	0.25%	4,000,000	3,848,187
Federal National Mortgage Association	01/19/2023	2.38%	220,000	219,813
Federal National Mortgage Association	07/02/2024	1.75%	6,000,000	5,745,896
Federal National Mortgage Association	12/18/2026	0.88%	5,505,000	4,821,193
Small Business Administration Participation Certificates	11/01/2032	2.09%	5,303	4,804
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $60,851,366)				58,657,662

U.S. GOVERNMENT NOTES: 13.48%
United States Treasury Note	04/15/2025	2.63%	29,300,000	28,219,562
United States Treasury Note	05/31/2025	0.25%	72,380,000	65,761,188

40 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT NOTES (continued)
United States Treasury Note	06/15/2025	2.88%	$11,630,000	$11,249,299
United States Treasury Note	07/15/2025	3.00%	38,940,000	37,745,942
United States Treasury Note	09/15/2025	3.50%	33,605,000	32,960,467
United States Treasury Note	11/30/2027	3.88%	8,285,000	8,253,284
TOTAL U.S. GOVERNMENT NOTES (Cost $188,616,020)				184,189,742

SHORT TERM INVESTMENTS: 35.63%
U.S. TREASURY BILLS: 1.43%
United States Treasury Bill (c)	06/15/2023	4.37%	12,680,000	12,424,387
United States Treasury Bill (c)	10/05/2023	4.38%	7,385,000	7,135,485
TOTAL U.S. TREASURY BILLS (Cost $19,550,249)				19,559,872

MONEY MARKET DEPOSIT ACCOUNT: 34.20%
U.S. Bank N.A. (e)(f)	N/A	4.23%	467,341,705	467,341,705
TOTAL MONEY MARKET DEPOSIT ACCOUNT (Cost $467,341,705)				467,341,705
TOTAL SHORT TERM INVESTMENTS (Cost $486,901,576)				486,901,577

TOTAL INVESTMENTS (Cost $1,257,083,779): 88.47%				1,208,910,997
Other Assets in Excess of Liabilities: 11.53% (g)				157,490,176
TOTAL NET ASSETS: 100.00%				$1,366,401,173

(a)

Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2022, the value of these securities total $129,215,536 which represents 9.46% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2022.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2022.
(e)	A portion of this deposit account is held by LCLSCS Fund Limited and pledged as collateral for derivative contracts. At December 31, 2022, the value of this collateral totals $36,568.
(f)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2022.

(g)	Includes assets pledged as collateral for derivative contracts. At December 31, 2022, the value of these assets totals $34,309,280.
(h)

Investment valued using net asset value per share as practical expedient. See Note 2. Galaxy Commodity - Polaris Fund, LLC’s (“Galaxy”) investment objective is to generate diversified investment returns that are uncorrelated with the equity and debt markets by committing its assets to the investment discretion of a select group of experienced sub-managers that pursue various alternative investment strategies. Specifically, Galaxy accesses the sub-managers through an affiliated platform called Galaxy Plus Fund, LLC (the “Platform”). The Platform identifies sub-managers that, in its judgment, are capable of generating attractive investment returns whose correlation to the U.S. equity and fixed-income markets is minimal. In implementing their strategies, the sub-managers selected by the Platform will have the discretion to invest and trade in a broad variety of securities and other financial instruments (including derivatives). Galaxy has no unfunded commitments or redemption lock-up period, as the investment offers daily redemptions. However, the managers of Galaxy may temporarily suspend redemptions in certain limited circumstances.

CMT	Constant Maturity Treasury	SOFR	Secured Overnight Financing Rate
LIBOR	London Interbank Offered Rate	TSFR1M	1 Month Average Secured Overnight Financing Rate
PLC	Public Limited Company

The accompanying notes are an integral part of these consolidated financial statements. | 41

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Swap Contracts

LoCorr Long/Short Commodities Strategy Fund
Consolidated Schedule of Swap Contracts

December 31, 2022

LONG TOTAL RETURN SWAP CONTRACTS

Termination Date	Reference Index	Financing Rate	Payment Frequency	Notional Amount	Unrealized Appreciation	Counterparty
12/17/2027	LoCorr Commodities Index#	0.50%	Quarterly	$ 475,445,098	$ 97,889,641	Deutsche Bank AG

#

Comprised of a proprietary basket of Commodity Trading Advisor’s ‘’CTA’’) Programs investing in various futures contracts, forward currency contracts, foreign currency and other similar investments. See Notes 2 & 3.

The underlying components of the basket as of December 31, 2022 are shown below:#

Description	Expiration Date	Number of Contracts Purchased (Sold)	Notional Amount	Concentration % of Exposure
Futures Contracts:
Purchase Contracts:(1)
WTI Crude (NYMEX)	Jan-23	1,440	$113,789,061	8.36%
Brent Crude (ICE)	Jan-23	1,122	94,604,841	6.95%
WTI Crude	Jul-23	2,167	89,876,325	6.60%
Natural Gas	Aug-23	1,490	61,008,050	4.48%
WTI Crude	Jan-24	744	36,575,040	2.69%
Natural Gas	Feb-23	505	20,599,556	1.51%
Brent Crude	Jan-23	201	20,460,708	1.50%
WTI Crude (NYMEX)	May-23	232	18,346,931	1.35%
Soybean	Mar-23	233	17,774,898	1.31%
Soybean Meal	Mar-23	321	15,066,933	1.11%
White Sugar	Feb-23	479	13,291,763	0.98%
Corn	May-23	389	13,200,009	0.97%
Corn	Mar-23	353	12,015,761	0.88%
Sugar No.11	Feb-23	532	11,956,657	0.88%
Heating Oil	Jan-23	85	11,501,935	0.84%
Copper	Mar-23	248	11,048,547	0.81%
Coffee	May-23	176	10,971,744	0.81%
Endex Dutch TTF Gas Future	Jun-23	172	10,694,182	0.79%
Live Cattle	Feb-23	167	10,606,107	0.78%
Platinum	Apr-23	196	10,564,651	0.78%
Copper (COMEX)	May-23	93	8,897,114	0.65%
Low Sulphur Gasoil	Feb-23	81	7,380,860	0.54%
Soybean Oil	Jul-23	174	6,659,703	0.49%
Milling Wheat	Mar-23	380	6,316,221	0.46%
Natural Gas	Apr-23	159	6,228,113	0.46%
Gasoline RBOB	Mar-23	57	6,144,107	0.45%
WTI Crude	Mar-23	80	5,978,777	0.44%
WTI Crude	Feb-24	96	5,969,152	0.44%
White Sugar Future	Apr-23	208	5,555,425	0.41%
Total Purchase Contracts			663,083,171	48.72%

Sale Contracts:(1)
Natural Gas	Jun-23	(3,657)	$151,564,365	11.14%
WTI Crude	Feb-23	(1,634)	129,368,617	9.51%
Brent Crude (ICE)	Feb-23	(800)	67,253,772	4.94%
Natural Gas	Jan-23	(996)	44,338,162	3.26%
Natural Gas	Dec-23	(744)	37,914,240	2.79%
WTI Crude	May-23	(262)	15,661,508	1.15%

42 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Swap Contracts (continued)

Description	Expiration Date	Number of Contracts Purchased (Sold)	Notional Amount	Concentration % of Exposure
Sale Contracts:(1) (continued)
Gasoline RBOB	Feb-23	(133)	$13,517,556	0.99%
Brent Crude (ICE)	Mar-23	(159)	13,283,712	0.98%
Copper	Apr-23	(182)	11,801,255	0.87%
WTI Crude (NYMEX)	Mar-23	(130)	10,333,096	0.76%
Coffee	Mar-23	(135)	8,426,082	0.62%
Wheat	Mar-23	(199)	7,856,772	0.58%
Cocoa	Mar-23	(296)	7,700,025	0.57%
Cotton No.2	May-23	(167)	6,929,403	0.51%
Endex Dutch TTF Gas Future	Mar-24	(119)	6,767,848	0.50%
Wheat	May-23	(160)	6,363,164	0.47%
Red Spring Wheat	May-23	(138)	6,341,247	0.47%
WTI Crude	Feb-23	(33)	6,095,547	0.45%
Brent Crude Monthly Future	Apr-23	(67)	5,592,405	0.41%
Gold	Apr-23	(30)	5,423,002	0.40%
Total Sale Contracts			562,531,778	41.37%
Other Futures Contracts			108,720,153	7.99%
Total Futures Contracts			1,334,335,102	98.08%

Forward Currency Contracts:			Delivered (in USD)		Received (in USD)
Sales Contracts:(1)
USD/EUR	12/31/2022	U.S. Dollar	$(21,257,403)	Euro	$21,347,575	1.57%
Total Forward Currency Contracts Sold					21,347,575	1.57%
Total Forward Currency Contracts					21,347,575	1.57%

Cash and Foreign Currency:
Total Cash and Foreign Currency					4,785,755	0.35%
Total Underlying Positions					$1,360,468,432	100.00%

#

The investment is not a direct holding of LoCorr Long/Short Commodities Strategy Fund. The top 50 holdings and other futures contracts, other forward currency contracts, and other cash and foreign currency were determined based on the absolute notional amount of the positions within the underlying swap basket.

(1)	Represents the 50 largest components of the basket.

The accompanying notes are an integral part of these consolidated financial statements. | 43

LoCorr Market Trend Fund – Consolidated Schedule of Investments

Consolidated Schedule of Investments

December 31, 2022

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 5.65%
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	$376,687	$363,586
AmeriCredit Automobile Receivables Trust
Series 2021-3 A-3	08/18/2026	0.76%	1,000,000	954,385
Series 2021-2 A3	12/18/2026	0.34%	930,000	905,359
Avis Budget Rental Car Funding AESOP LLC, A (a)	03/20/2026	2.36%	264,000	245,844
Carmax Auto Owner Trust
Series 2021-3	06/15/2026	0.55%	2,650,000	2,517,107
Series 2021-4 A3	09/15/2026	0.56%	595,000	563,235
Carvana Auto Receivables Trust
Series 2021-P2 A3	03/10/2026	0.49%	799,262	769,885
Series 2021-P4 A-3	01/10/2027	1.31%	1,230,000	1,167,624
Series 2022-P3, 2022-P3	11/10/2027	4.61%	1,925,000	1,869,004
DB Master Finance LLC, 2021-1A A2I (a)	11/20/2051	2.05%	643,500	549,070
Freddie Mac STACR REMIC Trust, 2021-HQA4 M1 (SOFR30A + 0.950%) (a)(c)	12/26/2041	4.88%	760,611	721,683
GM Financial Automobile Leasing Trust, 2021-2 A4	05/20/2025	0.41%	1,050,000	1,015,702
GM Financial Consumer Automobile Receivables Trust
Series 2021-1 A3	10/16/2025	0.35%	520,450	503,502
Series 2020-4 A4	02/17/2026	0.50%	1,150,000	1,073,469
Series 2021-3 A3	06/16/2026	0.48%	1,000,000	954,259
Hilton Grand Vacations Trust, 2019-AA A (a)	07/25/2033	2.34%	336,204	314,159
Honda Auto Receivables Owner Trust, 2020-3 A3	10/18/2024	0.37%	702,211	686,868
Hyundai Auto Receivables Trust, 2020-C A3	05/15/2025	0.38%	735,475	716,184
Invitation Homes Trust, 2018-SFR4 A (1 Month LIBOR USD + 1.100%) (a)(c)	01/19/2038	5.44%	664,992	660,230
MVW Owner Trust, 2019-1A A (a)	11/20/2036	2.89%	743,812	701,156
MVW Owner Trust 2017-1, 2017-1 (a)	12/20/2034	2.42%	442,365	432,289
PFS Financing Corp.
Series 2020-G A (a)	02/17/2026	0.97%	500,000	471,753
Series 2022-D (a)	08/16/2027	4.27%	1,200,000	1,171,146

44 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Planet Fitness Master Issuer LLC, 3.25100 (a)	12/05/2051	3.25%	$794,000	$688,433
Santander Drive Auto Receivables Trust
Series 2021-4 A3	08/15/2025	0.51%	418,184	416,301
Series 2022-1 A-3	11/17/2025	1.94%	2,000,000	1,970,113
Series 2022-5, A-3	08/17/2026	4.11%	1,351,000	1,326,044
Series 2022-6, A-3	11/16/2026	4.49%	1,150,000	1,132,781
Taco Bell Funding LLC, 2021-1A A21 (a)	08/25/2051	1.95%	1,014,750	857,125
Toyota Auto Loan Extended Note Trust 2020-1, A (a)	05/25/2033	1.35%	500,000	457,745
Toyota Lease Owner Trust, 2021-B A3 (a)	10/21/2024	0.42%	1,090,000	1,059,620
Verizon Owner Trust, 2020-A A1A	07/20/2024	1.85%	185,808	185,111
Volkswagen Auto Loan Enhanced Trust, 2021-1 A-3	06/22/2026	1.02%	950,000	902,892
VSE VOI Mortgage LLC, 2018-A A (a)	02/20/2036	3.56%	207,227	200,922
TOTAL ASSET BACKED SECURITIES (Cost $29,607,527)				28,524,586

CORPORATE BONDS: 9.52%
Aerospace & Defense: 0.08%
Boeing Co.	02/04/2026	2.20%	465,000	422,940

Auto Manufacturers: 0.32%
General Motors Financial Co., Inc.	10/15/2024	1.20%	235,000	217,660
General Motors Financial Co., Inc.	06/20/2025	2.75%	665,000	622,997
Mercedes-Benz Finance North America LLC (a)	03/01/2024	0.75%	180,000	170,964
Volkswagen Group of America Finance LLC (a)	11/22/2023	0.88%	330,000	317,406
Volkswagen Group of America Finance LLC (a)	11/24/2025	1.25%	325,000	289,997
				1,619,024
Banks: 4.88%
Banco Santander SA (b)	02/23/2023	3.13%	540,000	538,417
Banco Santander SA (b)	03/24/2025	3.50%	275,000	264,999
Banco Santander SA (b)	05/28/2025	2.75%	180,000	168,469
Bank of America Corp. (SOFR + 0.690%) (c)	04/22/2025	0.98%	2,705,000	2,536,980
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	1,430,000	1,290,351
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	1,000,000	889,443
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	425,000	404,666
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(c)	11/19/2025	2.82%	630,000	597,085
Canadian Imperial Bank (b)	04/07/2027	3.45%	380,000	356,960
Citigroup, Inc. (SOFR + 0.669%) (c)	05/01/2025	0.98%	865,000	809,643
Citigroup, Inc. (SOFR + 1.372%) (c)	05/24/2025	4.14%	820,000	804,038
Citigroup, Inc. (SOFR + 0.528%) (c)	11/03/2025	1.28%	530,000	488,603
Citigroup, Inc. (SOFR + 0.765%) (c)	01/28/2027	1.12%	460,000	401,060
Credit Suisse AG (b)	05/05/2023	1.00%	465,000	454,012
Credit Suisse AG (b)	08/09/2023	0.52%	455,000	432,819
Credit Suisse AG (b)	07/09/2027	5.00%	320,000	291,996
Deutsche Bank NY (b)	05/28/2024	0.90%	260,000	243,204
Federation des Caisses Desjardins du Quebec (a)(b)	05/21/2024	0.70%	455,000	426,375
Goldman Sachs Group, Inc. (SOFR + 0.572%) (c)	03/08/2024	0.67%	1,100,000	1,088,202
Goldman Sachs Group, Inc.	03/15/2024	3.00%	545,000	531,616
Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.201%) (c)	09/29/2025	3.27%	905,000	872,489
Goldman Sachs Group, Inc. (SOFR + 0.609%) (c)	02/12/2026	0.86%	350,000	316,699
Goldman Sachs Group, Inc. (SOFR + 0.789%) (c)	12/09/2026	1.09%	580,000	512,471
HSBC Holdings PLC (SOFR + 1.538%) (b)(c)	04/18/2026	1.65%	255,000	230,625
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	820,000	747,668
ING Groep NV (b)	04/09/2024	3.55%	445,000	435,433
ING Groep NV (SOFR + 1.640%) (b)(c)	03/28/2026	3.87%	435,000	418,887

The accompanying notes are an integral part of these consolidated financial statements. | 45

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
JP Morgan Chase & Co. (SOFR + 0.540%) (c)	06/01/2025	0.82%	$1,120,000	$1,044,150
JP Morgan Chase & Co. (SOFR + 0.800%) (c)	11/19/2026	1.05%	1,325,000	1,166,999
JP Morgan Chase & Co. (TSFR3M + 0.695%) (c)	02/04/2027	1.04%	700,000	610,541
Mitsubishi UFJ Financial Group, Inc. (b)	02/25/2025	2.19%	450,000	421,455
Morgan Stanley (SOFR + 0.525%) (c)	05/30/2025	0.79%	475,000	442,590
Morgan Stanley (SOFR + 1.152%) (c)	07/22/2025	2.72%	265,000	253,451
Morgan Stanley (SOFR + 0.858%) (c)	07/20/2027	1.51%	1,015,000	881,909
NatWest Markets PLC (a)(b)	08/12/2024	0.80%	400,000	370,752
Royal Bank of Canada (b)	07/26/2024	3.97%	425,000	418,607
Standard Chartered PLC (3 Month LIBOR USD + 1.080%) (a)(b)(c)	03/15/2024	3.89%	230,000	228,904
Svenska Handelsbanken AB (a)(b)	06/11/2024	0.55%	250,000	234,505
Toronto-Dominion Bank (b)	06/06/2025	3.77%	415,000	402,698
Toronto-Dominion Bank (b)	09/10/2026	1.25%	495,000	433,399
UBS AG/London (a)(b)	06/01/2023	0.38%	240,000	235,199
UBS AG/London (a)(b)	08/09/2024	0.70%	525,000	489,420
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	200,000	194,500
UBS Group AG (1 Year CMT Rate + 1.550%) (a)(b)(c)	05/12/2026	4.49%	250,000	244,525
				24,626,814
Chemicals: 0.11%
Nutrien Ltd. (b)	11/07/2025	5.95%	520,000	530,942

Cosmetics & Personal Care: 0.20%
GSK Consumer Healthcare Capital UK PLC (b)	03/24/2025	3.13%	1,080,000	1,027,816

Diversified Financial Services: 0.67%
AerCap Ireland Capital/Global Aviation Trust (b)	10/29/2023	1.15%	555,000	533,986
AerCap Ireland Capital/Global Aviation Trust (b)	10/29/2024	1.65%	1,015,000	936,596
AerCap Ireland Capital/Global Aviation Trust (b)	01/15/2025	3.50%	705,000	671,640
AerCap Ireland Capital/Global Aviation Trust (b)	01/30/2026	1.75%	330,000	290,694
Capital One Financial Corp. (SOFR + 1.370%) (c)	05/09/2025	4.17%	435,000	425,059
Charles Schwab Corp.	03/03/2027	2.45%	340,000	310,469
Private Export Funding Corp.	06/15/2025	3.25%	200,000	192,672
				3,361,116
Electric: 0.15%
Eversource Energy	08/15/2025	0.80%	80,000	71,742
Southern California Edison Co.	04/01/2024	1.10%	600,000	570,051
Southern California Edison Co.	02/01/2026	1.20%	115,000	102,090
				743,883
Entertainment: 0.22%
Warnermedia Holdings, Inc. (a)	03/15/2025	3.64%	615,000	585,282
Warnermedia Holdings, Inc. (a)	03/15/2027	3.76%	555,000	501,185
				1,086,467
Food: 0.08%
Conagra Brands, Inc.	08/11/2023	0.50%	240,000	233,177
General Mills, Inc.	11/18/2025	5.24%	190,000	190,528
				423,705
Healthcare - Products: 0.46%
Baxter International, Inc.	11/29/2024	1.32%	1,050,000	977,794
DH Europe Finance II Sarl (b)	11/15/2024	2.20%	425,000	404,656
PerkinElmer, Inc.	09/15/2024	0.85%	990,000	918,247
				2,300,697
Healthcare - Services: 0.04%
HCA, Inc. (a)	03/15/2027	3.13%	230,000	209,738

46 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Insurance: 0.56%
Equitable Financial Life Global (a)	11/17/2023	0.50%	$125,000	$119,893
Equitable Financial Life Global (a)	07/07/2025	1.40%	415,000	376,619
Metropolitan Life Global Funding I (a)	06/07/2024	0.55%	595,000	557,182
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	325,000	294,697
Principal Life Global Funding II (a)	04/12/2024	0.75%	490,000	462,991
Principal Life Global Funding II (a)	01/12/2026	0.88%	460,000	405,550
Protective Life Global Funding (a)	07/05/2024	0.78%	640,000	596,891
				2,813,823
Internet: 0.08%
Amazon.com, Inc.	12/01/2025	4.60%	425,000	424,722

Media: 0.06%
Comcast Corp.	03/01/2026	3.15%	330,000	314,544

Miscellaneous Manufacturing: 0.04%
Trane Technologies Luxembourg Finance SA (b)	03/21/2026	3.50%	225,000	212,490

Packaging & Containers: 0.20%
Amcor Finance, Inc.	04/28/2026	3.63%	670,000	634,648
Berry Global, Inc.	02/15/2024	0.95%	400,000	379,056
				1,013,704
Pharmaceuticals: 0.30%
AbbVie, Inc.	05/14/2026	3.20%	200,000	188,991
Astrazeneca Finance LLC	05/28/2024	0.70%	225,000	212,143
CVS Health Corp.	06/01/2026	2.88%	570,000	532,746
Takeda Pharmaceutical Co. Ltd. (b)	11/26/2023	4.40%	565,000	560,433
				1,494,313
Pipelines: 0.25%
Enbridge, Inc. (b)	02/14/2025	2.50%	255,000	240,776
Energy Transfer Operating LP	05/15/2025	2.90%	125,000	117,882
MPLX LP	03/01/2026	1.75%	470,000	419,529
TransCanada PipeLines Ltd. (b)	10/12/2024	1.00%	550,000	509,161
				1,287,348
Real Estate Investment Trusts: 0.24%
Brixmor Operating Partnership LP	06/15/2026	4.13%	305,000	289,390
SITE Centers Corp.	02/01/2025	3.63%	290,000	273,883
SITE Centers Corp.	06/01/2027	4.70%	705,000	662,359
				1,225,632
Retail: 0.13%
Genuine Parts Co.	02/01/2025	1.75%	125,000	116,790
Walmart, Inc.	09/09/2025	3.90%	530,000	521,953
				638,743
Software: 0.11%
Oracle Corp.	11/10/2025	5.80%	165,000	168,768
VMware, Inc.	08/15/2024	1.00%	415,000	386,326
				555,094
Telecommunications: 0.27%
NBN Co. Ltd. (a)(b)	10/08/2024	0.88%	370,000	341,306
Verizon Communications, Inc.	11/20/2025	0.85%	805,000	719,091
Verizon Communications, Inc.	03/20/2026	1.45%	320,000	287,573
				1,347,970

The accompanying notes are an integral part of these consolidated financial statements. | 47

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Transportation: 0.07%
Canadian Pacific Railway Co. (b)	12/02/2024	1.35%	$365,000	$340,475
TOTAL CORPORATE BONDS (Cost $50,349,748)				48,022,000

MORTGAGE BACKED SECURITIES: 8.09%
ACRE Commercial Mortgage Trust, 2021-FL4 A (1 Month LIBOR USD + 0.830%) (a)(b)(c)	12/18/2037	5.17%	216,546	214,404
Alen Mortgage Trust, 2021-ACEN A (1 Month LIBOR USD + 1.150%) (a)(c)	04/17/2034	5.47%	600,000	550,706
Angel Oak Mortgage Trust
Series 2020-1 M1 (a)(d)	12/25/2059	3.16%	418,000	346,807
Series 2020-5 A3 (a)(d)	05/25/2065	2.04%	22,318	19,782
BAMLL Commercial Mortgage Securities Trust, 2022-DKLX A (TSFR1M + 1.150%) (a)(c)	01/18/2039	5.49%	1,250,000	1,209,499
BIG Commercial Mortgage Trust, 2022-BIG A (TSFR1M + 1.342%) (a)(c)	02/15/2039	5.68%	1,400,000	1,343,590
BSREP Commercial Mortgage Trust, 2021-DC A (1 Month LIBOR USD + 0.950%) (a)(c)	08/16/2038	5.27%	335,000	314,457
BX Commercial Mortgage Trust
Series 2021-21M A (1 Month LIBOR USD + 0.730%) (a)(c)	10/15/2036	5.05%	305,455	293,484
Series 2019-XL A (1 Month LIBOR USD + 1.034%) (a)(c)	10/15/2036	5.37%	387,620	382,840
Series 2021-CIP A (1 Month LIBOR USD + 0.921%) (a)(c)	12/15/2038	5.24%	1,000,000	964,891
BX Trust 2022-PSB, 2022-PSB (TSFR1M + 2.451%) (a)(c)	08/15/2039	6.79%	988,563	986,618
Comm Mortgage Trust
Series 2013-CR6 A4	03/10/2046	3.10%	89,489	89,202
Series 2013-CR6 AM (a)	03/12/2046	3.15%	1,000,000	992,294
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	185,000	183,746
Series 2013-CR11 B (d)	08/12/2050	5.11%	575,000	560,891
Connecticut Avenue Securities Trust
Series 2021-R03 1M1 (SOFR30A + 0.850%) (a)(c)	12/26/2041	4.78%	726,079	712,169
Series 2022-R01 1M1 (SOFR30A + 1.000%) (a)(c)	12/26/2041	4.93%	357,544	352,983
Series 2022-R04 (SOFR30A + 2.000%) (a)(c)	03/25/2042	5.93%	1,041,514	1,036,810
Series 2022-R03 1M1 (SOFR30A + 2.100%) (a)(c)	03/25/2042	6.03%	1,110,088	1,103,136
Credit Suisse Mortgage Capital Certificates, 2019-ICE4 A (1 Month LIBOR USD + 0.980%) (a)(c)	05/15/2036	5.30%	1,000,000	988,967
ELP Commercial Mortgage Trust, 2021-ELP B (1 Month LIBOR USD + 1.120%) (a)(c)	11/15/2038	5.44%	950,000	904,733
ELP Commercial Mortgage Trust 2021-ELP, A (1 Month LIBOR USD + 0.701%) (a)(c)	11/15/2038	5.02%	1,244,000	1,194,061
EQUS Mortgage Trust, 2021-EQAZ A (1 Month LIBOR USD + 0.755%) (a)(c)	10/15/2036	5.07%	949,981	914,231
Fannie Mae Aces, 2014-M11 1A (d)	08/25/2024	3.12%	464,482	450,111
Fannie Mae Connecticut Avenue Securities
Series 2014-C04 (1 Month LIBOR USD + 4.900%) (c)	11/25/2024	9.29%	744,750	764,133
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	4.84%	152,228	151,191
Series 2021-R02 2M1 (SOFR30A + 0.900%) (a)(c)	11/25/2041	4.83%	455,470	447,192
Freddie Mac STACR REMIC Trust
Series 2021-DNA5 M2 (SOFR30A + 1.650%) (a)(c)	01/25/2034	5.58%	40,555	39,997
Series 2021-DNA6 (SOFR30A + 1.500%) (a)(c)	10/25/2041	5.43%	150,000	142,495
Series 2022-DNA1 M1A (SOFR30A + 1.000%) (a)(c)	01/27/2042	4.93%	1,330,280	1,296,123
Series 2022-HQA1 M1A (SOFR30A + 2.100%) (a)(c)	03/25/2042	6.03%	1,057,518	1,052,819
Series 2022-DNA3 (SOFR30A + 2.000%) (a)(c)	04/25/2042	5.93%	994,643	992,440
Freddie Mac STACR Trust, 2018-HRP2 M3AS (1 Month LIBOR USD + 1.000%) (a)(c)	02/25/2047	5.39%	472,720	458,360
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2021-DNA7 M1 (SOFR30A + 0.850%) (a)(c)	11/25/2041	4.78%	1,018,716	1,001,116
Series 2022-DNA2 M1A (SOFR30A + 1.300%) (a)(c)	02/25/2042	5.23%	1,052,509	1,035,081
Series 2018-HRP2 M3 (1 Month LIBOR USD + 2.400%) (a)(c)	02/25/2047	6.79%	357,573	347,674
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	219,278	216,542

48 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Series 2017-SB31 A7F (d)	01/25/2024	2.46%	$627,599	$611,686
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	238,108	229,833
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	493,815	471,301
GCT Commercial Mortgage Trust, 2021-GCT A (1 Month LIBOR USD + 0.800%) (a)(c)	02/15/2038	5.12%	750,000	695,897
GS Mortgage Securities Corp II, 2021-ARDN A (1 Month LIBOR USD + 1.250%) (a)(c)	11/17/2036	5.57%	950,000	919,639
GS Mortgage Securities Trust
Series 2015-GC28 A5	02/10/2048	3.40%	1,000,000	958,182
Series 2015-GC32 AS (d)	07/10/2048	4.02%	1,000,000	934,816
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2022-NLP (TSFR1M + 0.597%) (a)(c)	04/15/2037	4.93%	995,367	920,781
Series 2021-MHC A (1 Month LIBOR USD + 0.800%) (a)(c)	04/15/2038	5.12%	803,162	781,983
Series 2013-C13 A4 (d)	01/18/2046	3.99%	364,022	360,928
Series 2014-C22 AS	09/17/2047	4.11%	685,000	656,593
Series 2013-C10 AS	12/17/2047	3.37%	200,000	199,504
MTN Commercial Mortgage Trust, 2022-LPFL A (TSFR1M + 1.397%) (a)(c)	03/15/2039	5.73%	1,500,000	1,459,904
Natixis Commercial Mortgage Securities Trust, 2018-285M A (a)(d)	11/15/2032	3.79%	1,000,000	944,877
OPG TRUST, 2021-PORT B (1 Month LIBOR USD + 0.713%) (a)(c)	10/15/2036	5.03%	514,031	484,378
PKHL Commercial Mortgage Trust, 2021-MF A (1 Month LIBOR USD + 0.880%) (a)(c)	07/15/2038	5.20%	1,000,000	925,905
SMR Mortgage Trust, 2022-IND A (TSFR1M + 1.650%) (a)(c)	02/15/2039	5.99%	1,205,738	1,139,223
SREIT Trust, 2021-MFP2 A (1 Month LIBOR USD + 0.822%) (a)(c)	11/17/2036	5.14%	1,250,000	1,202,975
Verus Securitization Trust
Series 2020-1 A1 (a)(c)	01/25/2060	2.42%	81,333	76,603
Series 2020-1 A3 (a)(c)	01/25/2060	2.72%	232,778	218,497
Wells Fargo Commercial Mortgage Trust, 2015-NXS2 A-4	07/17/2058	3.50%	1,000,000	954,820
WFRBS Commercial Mortgage Trust
Series 2013-C13 AS	05/17/2045	3.35%	165,000	163,255
Series 2013-C14 A5	06/15/2046	3.34%	185,000	182,934
Series 2014-C24 A5	11/18/2047	3.61%	1,000,000	962,889
Series 2013-C12 AS	03/17/2048	3.56%	338,945	337,558
TOTAL MORTGAGE BACKED SECURITIES (Cost $42,456,990)				40,850,536

MUNICIPAL BONDS: 0.46%
City of Sacramento CA Water Revenue	09/01/2023	1.61%	555,000	544,516
Forsyth County School District	02/01/2024	0.92%	230,000	221,009
Pennsylvania State University	09/01/2023	1.35%	940,000	922,411
State of Hawaii	08/01/2025	1.03%	720,000	658,624
TOTAL MUNICIPAL BONDS (Cost $2,445,000)				2,346,560

U.S. GOVERNMENT AGENCY ISSUES: 3.69%
Federal Farm Credit Banks	11/09/2023	0.40%	2,100,000	2,022,203
Federal Farm Credit Banks	12/01/2023	0.50%	3,480,000	3,344,193
Federal Farm Credit Banks	02/14/2025	1.75%	2,680,000	2,546,666
Federal Home Loan Banks	06/14/2024	1.75%	2,200,000	2,108,138
Federal Home Loan Banks	12/20/2024	1.00%	1,980,000	1,849,738
Federal Home Loan Banks	04/14/2025	0.50%	1,700,000	1,563,596
Federal Home Loan Mortgage Corp.	08/24/2023	0.25%	1,700,000	1,650,503
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	535,000	518,902
Federal National Mortgage Association	07/02/2024	1.75%	1,000,000	957,649
Federal National Mortgage Association	12/18/2026	0.88%	2,340,000	2,049,336
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $19,468,717)				18,610,924

The accompanying notes are an integral part of these consolidated financial statements. | 49

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT NOTES: 11.73%
United States Treasury Note	05/15/2024	0.25%	$15,000	$14,124
United States Treasury Note	02/15/2025	7.63%	900,000	957,797
United States Treasury Note	04/15/2025	2.63%	1,925,000	1,854,016
United States Treasury Note	05/31/2025	0.25%	35,545,000	32,294,576
United States Treasury Note	06/15/2025	2.88%	5,245,000	5,073,308
United States Treasury Note	07/15/2025	3.00%	10,470,000	10,148,948
United States Treasury Note	09/15/2025	3.50%	5,970,000	5,855,496
United States Treasury Note	11/30/2027	3.88%	3,020,000	3,008,438
TOTAL U.S. GOVERNMENT NOTES (Cost $60,598,277)				59,206,703

SHORT TERM INVESTMENTS: 44.73%
U.S. TREASURY BILL: 0.48%
United States Treasury Bill (c)	06/15/2023	4.77%	2,455,000	2,405,510
TOTAL U.S. TREASURY BILL (Cost $2,404,078)				2,405,510

MONEY MARKET DEPOSIT ACCOUNT: 44.25%
U.S. Bank N.A. (e)(f)	N/A	4.23%	223,328,730	223,328,730
TOTAL MONEY MARKET DEPOSIT ACCOUNT (Cost $223,328,730)				223,328,730
TOTAL SHORT TERM INVESTMENTS (Cost $225,734,240)				225,734,240

TOTAL INVESTMENTS (Cost $430,659,067): 83.87%				423,295,549
Other Assets in Excess of Liabilities: 16.13% (g)				81,436,062
TOTAL NET ASSETS: 100.00%				$504,731,611

(a)

Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2022, the value of these securities total $48,556,148 which represents 9.62% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2022.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2022.
(e)	A portion of this deposit account is pledged as collateral for derivative contracts. At December 31, 2022, the value of this collateral totals $374,415.
(f)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2022.

(g)	Includes assets pledged as collateral and due to broker for derivative contracts. At December 31, 2022, the net value of these assets and liabilities totals $83,475,581.

CMT	Constant Maturity Treasury	SOFR30	30 Day Average Secured Overnight Financing Rate
LIBOR	London Interbank Offered Rate	TSFR1	1 Month Average Secured Overnight Financing Rate
PLC	Public Limited Company

50 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Open Forward Currency Contracts

LoCorr Market Trend Fund
Consolidated Schedule of Open Forward Currency Contracts(a)

December 31, 2022

			Currency to be Received		Currency to be Delivered
	Notional Amount	Forward Settlement Date	Currency Abbreviation	U.S. $ Notional Amount at December 31, 2022	Currency Abbreviation	U.S. $ Notional Amount on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
	$14,185,479	03/17/2023	AUD	$14,364,634	USD	$14,185,479	$179,155	$—
	17,657,624	03/17/2023	CHF	17,714,250	USD	17,657,624	56,626	—
	60,555,108	03/17/2023	EUR	60,872,276	USD	60,555,108	317,168	—
	89,461	03/17/2023	GBP	89,634	USD	89,461	173	—
	304,242	03/17/2023	JPY	305,138	USD	304,242	896	—
	32,379,508	03/17/2023	MXN	32,765,797	USD	32,379,508	386,289	—
	41,189,412	03/17/2023	NZD	41,149,905	USD	41,189,412	—	(39,507)
Total Purchase Contracts				167,261,634		166,360,834	940,307	(39,507)

Sale Contracts:
	$63,094,453	03/17/2023	USD	$62,633,546	AUD	$63,094,453	$460,907	$—
	114,770,389	03/17/2023	USD	114,861,892	CAD	114,770,389	—	(91,503)
	24,921,021	03/17/2023	USD	24,881,967	CHF	24,921,021	39,054	—
	91,785,410	03/17/2023	USD	92,146,747	EUR	91,785,410	—	(361,337)
	33,508,280	03/17/2023	USD	32,944,285	GBP	33,508,280	563,995	—
	28,832,287	03/17/2023	USD	29,369,343	JPY	28,832,287	—	(537,056)
Total Sale Contracts				356,837,780		356,911,840	1,063,956	(989,896)
Net Forward Currency Contracts				$(189,576,146)		$(190,551,006)	$2,004,263	$(1,029,403)
Net Unrealized Appreciation							$974,860

Currency Abbreviations:

AUD	AUSTRALIAN DOLLAR
CAD	CANADIAN DOLLAR
CHF	SWISS FRANC
EUR	EURO
GBP	BRITISH POUND
JPY	JAPANESE YEN
MXN	MEXICAN PESO
NZD	NEW ZEALAND DOLLAR
USD	U.S. DOLLAR

(a)	Bank of America Merrill Lynch is the counterparty for all open forward currency exchange contracts held by the Fund as of December 31, 2022.

The accompanying notes are an integral part of these consolidated financial statements. | 51

LoCorr Market Trend Fund – Consolidated Schedule of Open Futures Contracts

LoCorr Market Trend Fund
Consolidated Schedule of Open Futures Contracts

December 31, 2022

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
Aluminum (a)	29	Mar-23	$1,719,708	$1,785,753	$—	$(66,045)
CAC 40 10 Euro Index	389	Jan-23	26,943,390	28,079,844	—	(1,136,454)
Canadian 10 Yr Bond	891	Mar-23	80,644,054	83,387,581	—	(2,743,527)
Cocoa	145	Mar-23	3,614,657	3,344,132	270,525	—
Copper (a)	153	Mar-23	32,036,288	32,215,223	—	(178,935)
DAX Index	202	Mar-23	75,615,667	78,429,355	—	(2,813,688)
Dollar	130	Mar-23	13,424,970	13,451,898	—	(26,928)
Dow Jones Industrial Average Mini E-Cbot Index	316	Mar-23	52,590,300	53,705,661	—	(1,115,361)
Euro-Stoxx 50 Index	1,860	Mar-23	75,360,473	79,362,217	—	(4,001,744)
FTSE 100 Index	699	Mar-23	63,092,195	63,009,464	82,731	—
Gold	5	Feb-23	913,100	913,822	—	(722)
Heating Oil	62	Jan-23	8,580,180	8,101,503	478,677	—
Low Sulphur Gasoil	93	Feb-23	8,425,800	8,222,809	202,991	—
Nikkei 225 Index	171	Mar-23	33,981,103	36,290,780	—	(2,309,677)
Russell 2000 Mini Index	52	Mar-23	4,604,340	4,769,214	—	(164,874)
S&P 500 E-Mini Index	36	Mar-23	6,949,800	7,282,597	—	(332,797)
Silver	124	Mar-23	14,904,800	14,474,614	430,186	—
Soybean	368	Mar-23	28,041,600	26,733,397	1,308,203	—
Soybean Meal	207	Mar-23	9,749,700	8,673,191	1,076,509	—
Soybean Oil	181	Mar-23	6,958,002	7,721,665	—	(763,663)
Sugar	430	Feb-23	9,651,264	9,412,129	239,135	—
Tokyo Price Index	109	Mar-23	15,709,654	16,168,025	—	(458,371)
Zinc (a)	63	Mar-23	4,687,988	4,983,369	—	(295,381)
Total Purchase Contracts					4,088,957	(16,408,167)

Sale Contracts:
10 Yr Mini JGB	(14)	Mar-23	$1,551,798	$1,570,254	$18,456	$—
3 Mo Euro Euribor	(1,705)	Dec-23	439,828,822	441,771,051	1,942,229	—
Aluminum (a)	(164)	Mar-23	9,725,241	9,755,003	29,762	—
Australian 10 Yr Bond	(508)	Mar-23	40,011,014	40,680,267	669,253	—
Brent Crude	(41)	Jan-23	3,522,310	3,340,612	—	(181,698)
Coffee	(181)	Mar-23	11,355,487	11,874,464	518,977	—
Copper (a)	(158)	Mar-23	33,083,225	31,651,169	—	(1,432,056)
Corn	(130)	Mar-23	4,410,250	4,324,328	—	(85,922)
Cotton No.2	(130)	Mar-23	5,419,050	5,560,863	141,813	—
Euro-Bobl	(1,513)	Mar-23	187,466,950	192,834,732	5,367,782	—
Euro-Bund	(720)	Mar-23	102,451,964	108,148,710	5,696,746	—
Euro-Schatz	(2,590)	Mar-23	292,272,236	295,922,686	3,650,450	—
Gasoline RBOB	(5)	Jan-23	520,443	465,514	—	(54,929)
Hang Seng Index	(130)	Jan-23	16,584,245	16,417,066	—	(167,179)
Hard Red Wheat	(259)	Mar-23	11,499,600	10,996,186	—	(503,414)
Japanese 10 Yr Bond	(38)	Mar-23	42,117,342	42,846,954	729,612	—
Long Gilt	(337)	Mar-23	40,701,074	41,908,862	1,207,788	—
Nasdaq 100 E-Mini Index	(78)	Mar-23	17,194,710	17,453,746	259,036	—
Natural Gas	(41)	Jan-23	1,834,750	2,360,903	526,153	—
Swiss Franc	(228)	Mar-24	65,723,379	65,854,077	130,698	—
Swiss Franc	(2,041)	Mar-24	487,135,675	487,657,381	521,706	—
U.S. 10 Yr Note	(767)	Mar-23	86,131,703	86,998,543	866,840	—

52 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Open Futures Contracts

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts: (continued)
U.S. 2 Yr Note	(1,497)	Mar-23	$307,001,955	$307,945,636	$943,681	$—
U.S. 5 Yr Note	(819)	Mar-23	88,394,415	88,869,853	475,438	—
U.S. Long Bond	(259)	Mar-23	32,464,031	33,063,522	599,491	—
Wheat	(363)	Mar-23	14,374,800	14,574,457	199,657	—
WTI Crude	(47)	Jan-23	3,772,220	3,593,632	—	(178,588)
Zinc (a)	(110)	Mar-23	8,185,375	7,996,959	—	(188,416)
Total Sale Contracts					24,495,568	(2,792,202)
Total Futures Contracts					$28,584,525	$(19,200,369)
Net Unrealized Appreciation					$9,384,156

(a)

London Metal Exchange (‘’LME’’) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements. | 53

LoCorr Dynamic Opportunity Fund - Schedule of Investments

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS: 62.90%
Aerospace & Defense: 0.21%
Mercury Systems, Inc. (a)	3,763	$168,357

Banks: 1.33%
American National Bankshares, Inc.	7,683	283,733
Morgan Stanley	9,455	803,864
		1,087,597
Biotechnology: 1.40%
2seventy bio, Inc. (a)	1,500	14,055
Adaptimmune Therapeutics PLC - ADR (a)(b)	16,257	23,735
Champions Oncology, Inc. (a)(e)	47,314	213,386
Gilead Sciences, Inc.	6,756	580,002
Iovance Biotherapeutics, Inc. (a)	5,925	37,861
TransMedics Group, Inc. (a)	4,515	278,666
		1,147,705
Commercial Services: 1.69%
Alta Equipment Group, Inc.	60,193	793,946
Rent-A-Center, Inc.	18,134	408,922
Repay Holdings Corp. (a)	23,233	187,026
		1,389,894
Computers: 0.65%
Crowdstrike Holdings, Inc. (a)	3,700	389,573
Stratasys Ltd. - ADR (a)(b)	12,017	142,522
		532,095
Distribution & Wholesale: 0.46%
G-III Apparel Group Ltd. (a)	27,700	379,767

Diversified Financial Services: 4.72%
Alliance Data Systems Corp.	29,991	1,129,461

54 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Opportunity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
Capital One Financial Corp.	6,198	$576,166
Encore Capital Group, Inc. (a)	8,617	413,099
Evercore Partners, Inc.	16,093	1,755,425
		3,874,151
Electric: 0.94%
Consolidated Edison, Inc.	4,012	382,384
FirstEnergy Corp.	9,318	390,797
		773,181
Electronics: 3.34%
Benchmark Electronics, Inc.	29,908	798,244
Enovix Corp. (a)	74,770	930,139
Flex Ltd. - ADR (a)(b)	25,630	550,020
Vontier Corp.	23,955	463,050
		2,741,453
Engineering & Construction: 1.37%
Bowman Consulting Group Ltd. (a)(e)	28,184	615,820
Dycom Industries, Inc. (a)	5,393	504,785
		1,120,605
Entertainment: 2.82%
Everi Holdings, Inc. (a)	27,476	394,281
Vail Resorts, Inc.	8,055	1,919,909
		2,314,190
Food: 2.48%
The Real Good Food Co., Inc. (a)(e)	99,905	662,370
Conagra Brands, Inc.	11,074	428,564
SunOpta, Inc. - ADR (a)(b)	112,273	947,584
		2,038,518
Healthcare - Products: 3.32%
Axonics Modulation Technologies, Inc. (a)	9,634	602,414
Azenta, Inc. (a)	9,631	560,717
Cerus Corp. (a)	48,849	178,299
Masimo Corp. (a)	2,804	414,852
Merit Medical Systems, Inc. (a)	4,644	327,959
Tandem Diabetes Care, Inc. (a)	14,144	635,773
		2,720,014
Healthcare - Services: 3.65%
Charles River Laboratories International, Inc. (a)	7,053	1,536,849
DocGo, Inc. (a)	60,335	426,568
Neuronetics, Inc. (a)	150,516	1,034,045
		2,997,462
Home Furnishings: 0.51%
Lovesac Co. (a)	19,117	420,765

Internet: 5.55%
Cogent Communications Holdings, Inc.	6,501	371,077
Magnite, Inc. (a)	41,456	439,019
Netflix, Inc. (a)	5,905	1,741,266
Robinhood Markets, Inc. (a)	141,617	1,152,762
Yatra Online, Inc. - ADR (a)(b)	352,016	848,359
		4,552,483
Lodging: 1.02%
Full House Resorts, Inc. (a)	27,875	209,620
Wynn Resorts Ltd. (a)	7,570	624,298
		833,918

The accompanying notes are an integral part of these financial statements. | 55

LoCorr Dynamic Opportunity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
Media: 0.55%
DISH Network Corp. (a)	32,135	$451,175

Oil & Gas: 1.52%
Devon Energy Corp.	6,266	385,422
Hess Corp.	698	98,990
Matador Resources Co.	5,780	330,847
Transocean Ltd. - ADR (a)(b)	95,319	434,655
		1,249,914
Pharmaceuticals: 0.47%
PetIQ, Inc. (a)	41,728	384,732

Pipelines: 0.20%
Kinetik Holdings, Inc.	5,000	165,400

Retail: 1.97%
American Eagle Outfitters, Inc.	65,736	917,674
Destination XL Group, Inc. (a)	56,844	383,697
Noodles & Co. (a)	56,885	312,299
		1,613,670
Semiconductors: 5.16%
Axcelis Technologies, Inc. (a)	3,009	238,794
AXT, Inc. (a)	83,486	365,669
Cirrus Logic, Inc. (a)	22,856	1,702,315
MaxLinear, Inc. (a)	12,974	440,467
Qorvo, Inc. (a)	1,982	179,649
Semtech Corp. (a)	6,021	172,742
Silicon Motion Technology Corp. - ADR (b)	8,105	526,744
SiTime Corp. (a)	813	82,617
Synaptics, Inc. (a)	3,611	343,623
Veeco Instruments, Inc. (a)	9,692	180,077
		4,232,697
Software: 13.25%
Absolute Software Corp. - ADR (b)	53,111	554,479
Akamai Technologies, Inc. (a)	12,236	1,031,495
Augmedix, Inc. (a)(e)	206,250	321,750
Coupa Software, Inc. (a)	9,741	771,195
Ebix, Inc.	22,753	454,150
Everbridge, Inc. (a)	63,018	1,864,073
Lightspeed Commerce, Inc. - ADR (a)(b)	22,374	319,948
LivePerson, Inc. (a)	38,473	390,116
New Relic, Inc. (a)	17,834	1,006,729
PROS Holdings, Inc. (a)	539	13,076
Smartsheet, Inc. (a)	39,595	1,558,459
Take-Two Interactive Software, Inc. (a)	18,849	1,962,746
Zeta Global Holdings Corp. (a)	75,694	618,420
		10,866,636
Telecommunications: 4.32%
Calix, Inc. (a)	5,025	343,862
Cambium Networks Corp. - ADR (a)(b)	50,985	1,104,845
DZS, Inc. (a)	37,759	478,784
Extreme Networks, Inc. (a)	29,046	531,832

56 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Opportunity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
Harmonic, Inc. (a)	82,689	$1,083,226
		3,542,549
TOTAL COMMON STOCKS (Cost $49,517,122)		51,598,928

EXCHANGE TRADED FUND: 0.54%
Vanguard Index FDS SML CP GRW	2,212	443,594
TOTAL EXCHANGE TRADED FUND (Cost $453,324)		443,594

REAL ESTATE INVESTMENT TRUSTS: 2.80%
Kimco Realty Corp.	45,294	959,327
Park Hotels & Resorts, Inc.	113,214	1,334,793
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,301,294)		2,294,120

SHORT TERM INVESTMENT: 26.91%	Principal Amount
MONEY MARKET DEPOSIT ACCOUNT: 26.91%
U.S. Bank N.A., 4.23% (c)	$22,077,915	22,077,915
TOTAL MONEY MARKET DEPOSIT ACCOUNT (Cost $22,077,915)		22,077,915
TOTAL SHORT TERM INVESTMENT (Cost $22,077,915)		22,077,915

TOTAL INVESTMENTS (Cost $74,349,655): 93.15%		76,414,557
Other Assets in Excess of Liabilities: 6.85% (d)		5,619,991
TOTAL NET ASSETS: 100.00%		$82,034,548

(a)	Non-dividend income producing security.
(b)	Foreign issued security.
(c)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2022.

(d)	Includes assets pledged as collateral for securities sold short. At December 31, 2022 the value of these assets total $29,495,119.
(e)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities is $1,813,326, which represents 2.21% of total net assets.

ADR	American Depositary Reciept
PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements. | 57

LoCorr Dynamic Opportunity Fund – Schedule of Securities Sold Short

LoCorr Dynamic Opportunity Fund

Schedule of Securities Sold Short

December 31, 2022

	Shares	Value
COMMON STOCKS: (23.20)%
Advertising: (0.68)%
Trade Desk, Inc. (a)	(12,450)	$(558,134)

Aerospace & Defense: (0.43)%
Hexcel Corp.	(6,050)	(356,043)

Agriculture: (0.22)%
Vital Farms, Inc. (a)	(12,146)	(181,218)

Apparel: (0.41)%
Carter’s, Inc.	(4,517)	(337,013)

Auto Manufacturers: (0.17)%
PACCAR, Inc.	(1,402)	(138,756)

Auto Parts & Equipment: (0.24)%
Dorman Products, Inc. (a)	(2,409)	(194,816)

Banks: (0.11)%
Banner Corp.	(1,481)	(93,599)

Biotechnology: (0.01)%
Vivos Therapeutics, Inc. (a)	(12,074)	(4,854)

Building Materials: (1.82)%
Armstrong World Industries, Inc.	(4,104)	(281,493)
Carrier Global Corp.	(18,275)	(753,844)
SPX Technologies, Inc. (a)	(4,215)	(276,715)
Summit Materials, Inc. (a)	(6,503)	(184,612)
		(1,496,664)
Commercial Services: (0.14)%
Avis Budget Group, Inc. (a)	(702)	(115,079)

Computers: (1.80)%
Apple, Inc.	(4,164)	(541,029)
Maximus, Inc.	(2,259)	(165,652)
Zscaler, Inc. (a)	(6,837)	(765,060)
		(1,471,741)
Diversified Financial Services: (0.46)%
BlackRock, Inc.	(278)	(196,999)
Invesco Ltd. - ADR (b)	(10,092)	(181,555)
		(378,554)
Electrical Components & Equipment: (0.44)%
Acuity Brands, Inc.	(2,184)	(361,692)

Electronics: (0.57)%
Plexus Corp. (a)	(1,826)	(187,950)
Vicor Corp. (a)	(5,170)	(277,888)
		(465,838)

58 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Opportunity Fund – Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS (continued)
Energy - Alternate Sources: (0.24)%
Shoals Technologies Group, Inc. (a)	(8,127)	$(200,493)

Engineering & Construction: (0.19)%
Frontdoor, Inc. (a)	(7,392)	(153,754)

Environmental Control: (0.10)%
Clean Harbors, Inc. (a)	(190)	(21,683)
Tetra Tech, Inc.	(417)	(60,544)
		(82,227)
Healthcare - Products: (0.92)%
AtriCure, Inc. (a)	(7,826)	(347,318)
Cutera, Inc. (a)	(4,196)	(185,547)
RxSight, Inc. (a)	(9,076)	(114,993)
STAAR Surgical Co. (a)	(2,121)	(102,953)
		(750,811)
Home Builders: (0.99)%
D R Horton, Inc.	(4,259)	(379,647)
Lennar Corp.	(4,086)	(369,783)
Toll Brothers, Inc.	(1,279)	(63,848)
		(813,278)
Home Furnishings: (0.63)%
Arhaus, Inc. (a)	(22,583)	(220,184)
Sonos, Inc. (a)	(17,457)	(295,023)
		(515,207)
Internet: (0.84)%
Meta Platforms, Inc. (a)	(4,494)	(540,808)
Q2 Holdings, Inc. (a)	(5,615)	(150,875)
		(691,683)
Iron & Steel: (0.24)%
Commercial Metals Co.	(4,052)	(195,712)

Leisure Time: (0.80)%
Carnival Corp. - ADR (a)(b)	(20,056)	(161,651)
Polaris Industries, Inc.	(3,352)	(338,552)
Royal Caribbean Cruises Ltd. - ADR (a)(b)	(3,208)	(158,571)
		(658,774)
Machinery-Diversified: (0.52)%
Toro Co.	(1,152)	(130,406)
Xylem, Inc.	(2,683)	(296,659)
		(427,065)
Media: (0.20)%
World Wrestling Entertainment, Inc.	(2,415)	(165,476)

Miscellaneous Manufacturing: (0.71)%
A.O. Smith Corp.	(9,295)	(532,046)
Eaton Corporation PLC - ADR (b)	(326)	(51,166)
		(583,212)
Retail: (3.67)%
Cheesecake Factory, Inc.	(5,514)	(174,849)
Floor & Decor Holdings, Inc. (a)	(10,868)	(756,739)
Home Depot, Inc.	(2,387)	(753,958)
Lowe’s Cos, Inc.	(3,781)	(753,326)
RH (a)	(1,078)	(288,031)

The accompanying notes are an integral part of these financial statements. | 59

LoCorr Dynamic Opportunity Fund – Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS (continued)
Williams-Sonoma, Inc.	(2,475)	$(284,427)
		(3,011,330)
Savings & Loans: (0.20)%
Axos Financial, Inc. (a)	(4,386)	(167,633)

Semiconductors: (1.38)%
Alpha & Omega Semiconductor Ltd. - ADR (a)(b)	(8,877)	(253,616)
Power Integrations, Inc.	(3,310)	(237,393)
Skyworks Solutions, Inc.	(5,867)	(534,660)
Teradyne, Inc.	(1,198)	(104,645)
		(1,130,314)
Software: (1.91)%
Braze, Inc. (a)	(9,539)	(260,224)
Digimarc Corp. (a)	(12,713)	(235,063)
Fastly, Inc. (a)	(4,065)	(33,292)
Nutanix, Inc. (a)	(1,637)	(42,644)
Roblox Corp. (a)	(3,884)	(110,539)
SAP SE - ADR (b)	(5,915)	(610,369)
Sprout Social, Inc. (a)	(3,371)	(190,327)
Zoom Video Communications, Inc. (a)	(1,207)	(81,762)
		(1,564,220)
Telecommunications: (0.84)%
Arista Networks, Inc. (a)	(1,219)	(147,926)
Cisco Systems, Inc.	(11,350)	(540,714)
		(688,640)
Transportation: (1.34)%
Expeditors International of Washington, Inc.	(6,488)	(674,233)
Knight-Swift Transportation Holdings, Inc.	(3,052)	(159,955)
Schneider National, Inc.	(11,153)	(260,980)
		(1,095,168)
TOTAL COMMON STOCKS (Proceeds $19,487,625)		(19,048,998)

EXCHANGE TRADED FUNDS: (6.26)%
Direxion Daily Small Cap Bull 3X Shares	(6,639)	(210,456)
Industrial Select Sector SPDR Fund	(8,416)	(826,535)
iShares Russell 2000	(5,286)	(921,667)
iShares Russell 2000 Growth ETF	(5,878)	(1,260,949)
iShares Semiconductor ETF	(2,992)	(1,041,156)
ProShares Ultra Financials	(3,610)	(164,652)
SPDR S&P 500 Trust	(1,009)	(385,872)
SPDR S&P Biotech ETF (a)	(3,912)	(324,696)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $5,166,762)		(5,135,983)
TOTAL SECURITIES SOLD SHORT (Proceeds $24,654,387) (29.48)%		$(24,184,981)

Percentages are stated as a percent of net assets.

(a)	Non-dividend expense producing security.
(b)	Foreign issued security.

ADR	American Depositary Reciept
PLC	Public Limited Company

60 | The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Schedule of Investments

Schedule of Investments

December 31, 2022

	Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 3.52%
Ares Capital Corp.	48,688	$899,267
BlackRock TCP Capital Corp.	88,335	1,143,055
FS KKR Capital Corp.	64,782	1,133,685
New Mountain Finance Corp.	74,302	919,116
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $4,239,035)		4,095,123

CLOSED-END INVESTMENT COMPANIES: 6.39%
Aberdeen Global Premier Properties Fund	51,764	201,880
BlackRock Taxable Municipal Bond Trust	115,051	1,937,459
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust	68,107	1,114,230
Nuveen Credit Strategies Income Fund	228,724	1,164,205
Nuveen Taxable Municipal Income Fund	126,521	2,019,275
Oaktree Specialty Lending Corp.	146,557	1,006,846
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $8,557,042)		7,443,895

COMMON STOCKS: 45.67%
Agriculture: 0.79%
Altria Group, Inc.	20,168	921,879

Chemicals: 2.44%
CVR Partners LP	16,873	1,697,086
LyondellBasell Industries NV - ADR (a)	13,704	1,137,843
		2,834,929
Coal: 0.89%
Arch Resources, Inc.	7,271	1,038,226

Computers: 1.51%
International Business Machines Corp.	12,495	1,760,421

The accompanying notes are an integral part of these financial statements. | 61

LoCorr Spectrum Income Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
Electric: 8.84%
American Electric Power Co., Inc.	20,002	$1,899,190
Atlantica Yield PLC - ADR (a)(c)	58,209	1,507,613
Avangrid, Inc.	36,739	1,579,042
Clearway Energy, Inc. (c)	60,401	1,924,980
Dominion Energy, Inc.	24,091	1,477,260
Entergy Corp.	16,907	1,902,038
		10,290,123
Energy - Alternate Sources: 1.08%
NextEra Energy Partners LP (c)	29,868	2,093,448

Entertainment: 0.88%
Vail Resorts, Inc.	4,300	1,024,905

Food: 1.80%
Kraft Heinz Co.	51,540	2,098,194

Insurance: 0.97%
American Financial Group, Inc.	8,198	1,125,422

Machinery - Diversified: 0.85%
AGCO Corp.	7,174	994,962

Mining: 3.24%
Agnico Eagle Mines Ltd. - ADR	23,036	1,197,641
Newmont Corp.	30,354	1,432,709
Sibanye Stillwater Ltd. - ADR (a)	107,604	1,147,059
		3,777,409
Oil & Gas: 7.43%
Chesapeake Energy Corp.	33,312	3,143,654
Petroleo Brasileiro SA - ADR (a)	104,069	1,108,335
Pioneer Natural Resources Co.	4,990	1,139,666
Sabine Royalty Trust	14,067	1,202,025
San Juan Basin Royalty Trust	101,316	1,157,029
Viper Energy Partners LP	28,586	908,749
		8,659,458
Pharmaceuticals: 3.03%
AbbVie, Inc.	8,276	1,337,484
Pfizer, Inc.	42,815	2,193,841
		3,531,325
Pipelines: 6.45%
Antero Midstream Corp.	127,693	1,377,807
Hess Midstream LP	58,191	1,741,075
New Fortress Energy, Inc.	50,281	2,132,920
Williams Cos., Inc.	68,898	2,266,744
		7,518,546
REITS: 0.97%
The Necessity Retail REIT, Inc.	191,366	1,134,800

Telecommunications: 1.82%
AT&T, Inc.	115,047	2,118,015

62 | The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
Transportation: 1.96%
FLEX LNG Ltd. - ADR (a)	69,670	$2,277,512
TOTAL COMMON STOCKS (Cost $53,429,485)		53,199,574

MASTER LIMITED PARTNERSHIPS: 15.65%	Units
Gas: 1.07%
Global Partners LP	35,860	1,246,852

Investment Companies: 2.13%
Icahn Enterprises LP	48,907	2,477,140

Oil & Gas: 2.89%
Black Stone Minerals LP	65,674	1,107,920
Kimbell Royalty Partners LP	71,163	1,188,422
Sunoco LP	24,885	1,072,544
		3,368,886
Oil & Gas Services: 2.09%
CrossAmerica Partners LP	51,338	1,018,033
USA Compression Partners LP	72,368	1,413,347
		2,431,380
Pipelines: 7.47%
Cheniere Energy Partners LP	18,619	1,058,862
Crestwood Equity Partners LP (c)	75,856	1,986,669
Delek Logistics Partners LP	19,643	888,846
Enterprise Products Partners LP	64,000	1,543,680
Magellan Midstream Partners LP	44,138	2,216,169
MPLX LP	30,690	1,007,859
		8,702,085
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $15,140,109)		18,226,343

PREFERRED STOCKS: 3.59%
Pipelines: 3.59%	Shares
Crestwood Equity Partners LP, 9.250%	238,070	2,061,686
Energy Transfer LP	45,210	984,222
NuStar Energy LP, 7.625%	55,789	1,136,980
TOTAL PREFERRED STOCKS (Cost $3,329,445)		4,182,888

PUBLICLY TRADED PARTNERSHIP: 1.24%	Units
Brookfield Renewable Partners LP (a)(b)(c)	56,915	1,442,226
TOTAL PUBLICLY TRADED PARTNERSHIP (Cost $1,602,414)		1,442,226

REAL ESTATE INVESTMENT TRUSTS: 18.98%	Shares
AGNC Investment Corp. (c)	169,464	2,222,268
Annaly Capital Management, Inc.	150,235	3,261,868
Apollo Commercial Real Estate Finance, Inc.	107,080	1,152,181
Chimera Investment Corp.	52,329	1,036,638
Crown Castle, Inc.	8,177	1,109,128
Digital Realty Trust, Inc.	14,695	1,473,468
Gaming and Leisure Properties, Inc.	21,669	1,128,738
Global Net Lease, Inc. (c)	105,603	1,327,430
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (c)	39,807	1,153,607
Iron Mountain, Inc. (c)	37,810	1,884,828

The accompanying notes are an integral part of these financial statements. | 63

LoCorr Spectrum Income Fund – Schedule of Investments (continued)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (continued)
Rithm Capital Corp.	186,243	$2,115,856
Sabra Health Care, Inc.	91,322	1,135,132
Starwood Property Trust, Inc.	53,076	972,883
WP Carey, Inc.	27,292	2,132,870
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $24,496,743)		22,106,895

SHORT TERM INVESTMENT: 6.38%
MONEY MARKET DEPOSIT ACCOUNT: 6.38%	Principal Amount
U.S. Bank N.A., 4.23% (b)	$7,437,268	7,437,268
TOTAL MONEY MARKET DEPOSIT ACCOUNT (Cost $7,437,268)		7,437,268
TOTAL SHORT TERM INVESTMENT (Cost $7,437,268)		7,437,268

TOTAL INVESTMENTS (Cost $118,231,601): 101.42%		118,134,212
Liabilities in Excess of Other Assets: (1.42)% (d)		(1,650,876)
TOTAL NET ASSETS: 100.00%		$116,483,336

(a)	Foreign issued security.
(b)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2022.

(c)	All or a portion of this security is held as collateral for options written. At December 31, 2022, the value of this collateral is $8,744,816.
(d)	Includes assets pledged as collateral and due to broker for derivatives. At December 31, 2022, the net value of these assets and liabilities total $(706,245).

ADR	American Depositary Receipts
PLC	Public Limited Company

64 | The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund Consolidated Statements of Assets & Liabilities

Consolidated Statements of Assets & Liabilities

December 31, 2022

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Market Trend Fund
Assets
Investments, at value (Cost $2,184,543,348, $1,257,083,779 and $430,659,067, respectively)	$2,149,681,690	$1,208,910,997	$423,295,549
Cash held as collateral for forward currency contracts (Note 2)	16,850,000	—	11,800,000
Foreign currency, at value (Cost $3,147,410, $0 and $0, respectively)	1,515,696	—	—
Receivable for variation margin on futures contracts	6,462,944	—	—
Deposits with broker for derivative instruments (Note 2)	181,608,131	34,309,280	72,399,391
Unrealized appreciation on swap contracts (Note 1)	—	97,889,641	—
Unrealized appreciation on forward currency contracts (Note 2)	13,382,502	—	2,004,263
Receivable for Fund shares sold	14,619,675	12,285,033	3,465,970
Interest receivable	8,069,817	3,753,287	1,527,255
Receivable for unsettled open futures contracts	994,643	—	29,762
Advance receipt on swap contracts	—	14,113,147	—
Prepaid expenses and other assets	376,671	99,652	43,582
Total Assets	2,393,561,769	1,371,361,037	514,565,772

Liabilities
Payable for Fund shares redeemed	$10,150,472	$2,450,999	$3,848,503
Foreign currency due to broker, at value (Cost $0, $0 and $723,810, respectively)	—	—	723,810
Unrealized depreciation on forward currency contracts (Note 2)	9,320,134	—	1,029,403
Payable for unsettled open futures contracts	3,633,115	—	2,160,834
Payable for variation margin on futures contracts	—	—	974,532
Accrued management fees (Note 5)	3,291,239	1,630,099	670,719
Accrued Trustees’ fees	31,439	18,831	7,047
Accrued Rule 12b-1 fees	418,304	253,399	126,699
Accrued expenses and other liabilities	1,008,711	606,536	292,614
Total Liabilities	27,853,414	4,959,864	9,834,161

Net Assets	$2,365,708,355	$1,366,401,173	$504,731,611

Net Assets Consist of:
Paid-in capital	$2,495,826,105	$1,329,531,414	$526,849,253
Total distributable earnings/(accumulated loss)	(130,117,750)	36,869,759	(22,117,642)
NET ASSETS	$2,365,708,355	$1,366,401,173	$504,731,611

Class A Shares
Net assets	$79,935,801	$187,552,646	$27,903,075
Shares issued and outstanding (unlimited shares authorized, no par value)	9,808,182	18,572,666	2,222,771
Net asset value, redemption, and minimum offering price per share (a)	$8.15	$10.10	$12.55
Maximum offering price per share ($8.15/0.9425) ($10.1/0.9425) ($12.55/0.9425)(b)	$8.65	$10.71	$13.32

Class C Shares
Net assets	$51,327,410	$13,384,269	$19,569,199
Shares issued and outstanding (unlimited shares authorized, no par value)	6,691,398	1,397,102	1,636,965
Net asset value, redemption, and offering price per share (a)	$7.67	$9.58	$11.95

Class I Shares
Net assets	$2,234,445,144	$1,165,464,258	$457,259,337
Shares issued and outstanding (unlimited shares authorized, no par value)	268,773,630	113,629,725	36,249,598
Net asset value, redemption, and offering price per share	$8.31	$10.26	$12.61

(a)

A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements. | 65

LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund - Statements of Assets & Liabilities

Statements of Assets & Liabilities

December 31, 2022

	LoCorr Dynamic Opportunity Fund	LoCorr Spectrum Income Fund
Assets
Investments, at value (Cost $74,349,655 and $118,231,601, respectively)	$76,414,557	$118,134,212
Cash held as collateral for securities sold short (Note 2)	2,578,000	—
Cash pledged as collateral for options contracts (Note 2)	—	10,174
Deposits with broker for securities sold short (Note 2)	26,917,119	—
Receivable for Fund shares sold	1,416,494	403,637
Receivable for securities sold	10,399,574	192,853
Dividends, interest and other receivables	133,037	494,606
Prepaid expenses and other assets	16,577	40,504
Total Assets	117,875,358	119,275,986

Liabilities
Securities sold short, at value (Proceeds $24,654,387 and $0, respectively)	$24,184,981	$—
Payable for securities purchased	11,232,218	1,403,623
Payable for Fund shares redeemed	48,611	236,726
Payable for distributions	156,168	144,238
Dividends payable	6,055	—
Due to broker for options (Note 2)	—	716,419
Accrued management fees (Note 5)	105,746	124,403
Accrued Trustees’ fees	1,086	1,597
Accrued Rule 12b-1 fees	20,102	68,499
Accrued expenses and other liabilities	85,843	97,145
Total Liabilities	35,840,810	2,792,650

Net Assets	$82,034,548	$116,483,336

Net Assets Consist of:
Paid-in capital	$83,625,739	$153,901,254
Total distributable earnings/(accumulated loss)	(1,591,191)	(37,417,918)
NET ASSETS	$82,034,548	$116,483,336

Class A Shares
Net assets	$3,533,867	$15,696,492
Shares issued and outstanding (unlimited shares authorized, no par value)	315,067	2,724,234
Net asset value, redemption, and minimum offering price per share (a)	$11.22	$5.76	(b)
Maximum offering price per share ($11.22/0.9425), ($5.76/0.9425), respectively(c)	$11.90	$6.11

Class C Shares
Net assets	$3,085,891	$14,616,489
Shares issued and outstanding (unlimited shares authorized, no par value)	298,608	2,508,107
Net asset value, redemption, and offering price per share (a)	$10.33	$5.83	(b)

Class I Shares
Net assets	$75,414,790	$86,170,355
Shares issued and outstanding (unlimited shares authorized, no par value)	6,533,274	15,006,457
Net asset value, redemption, and offering price per share	$11.54	$5.74	(b)

(a)

A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(c)	On investments of $25,000 or more, the offering price is reduced.

66 | The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Consolidated Statements of Operations

Consolidated Statements of Operations

Year Ended December 31, 2022

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Market Trend Fund
Investment Income
Interest income	$39,652,065	$18,456,533	$8,635,034
Broker interest income	1,878,502	—	814,400
Total Investment Income	41,530,567	18,456,533	9,449,434

Expenses
Management fees (Note 5)	33,856,401	17,027,870	7,458,028
Transfer agent fees and expenses	2,703,673	1,768,485	528,902
Fund accounting fees	658,436	422,811	225,223
Fund administration fees	634,857	408,750	210,463
Rule 12b-1 fee - Class A (Note 5)	191,083	201,714	59,275
Rule 12b-1 fee - Class C (Note 5)	451,136	130,949	159,727
Registration expenses	229,624	173,817	103,436
Printing and mailing expenses	199,159	117,342	45,292
Trustees’ fees	112,572	65,793	26,814
Legal and audit fees	93,877	78,870	54,009
Custodian fees	113,012	54,275	29,874
Service fees paid for options	—	772,217	—
Other expenses	59,504	34,285	15,249
Total Expenses	39,303,334	21,257,178	8,916,292
Net Investment Income (Loss)	2,227,233	(2,800,645)	533,142

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts, Forward Currency Contracts, Futures Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	(25,707,080)	89,199,277	(5,908,161)
Forward currency contracts	49,233,833	—	30,324,594
Futures contracts	190,423,685	—	56,211,145
Foreign currency transactions	3,808,371	—	(138,612)
Securities litigation	627	—	—
Net change in unrealized appreciation/depreciation on:
Investments	(34,756,279)	(87,028,425)	(7,064,845)
Swap contracts	—	60,633,580	—
Forward currency contracts	9,604,700	—	3,450,267
Futures contracts	30,120,491	—	4,595,520
Foreign currency translation	(1,420,704)	—	(14)
Net realized and unrealized gain (loss)	221,307,644	62,804,432	81,469,894
Net Increase (Decrease) in Net Assets Resulting From Operations	$223,534,877	$60,003,787	$82,003,036

The accompanying notes are an integral part of these consolidated financial statements. | 67

LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Statements of Operations

Statements of Operations

Year Ended December 31, 2022

	LoCorr Dynamic Opportunity Fund	LoCorr Spectrum Income Fund
Investment Income
Dividend income (a)	$238,857	$4,455,480
Interest income	335,475	144,898
Broker interest income	227,416	—
Total Investment Income	801,748	4,600,378

Expenses
Management fees (Note 5)	692,792	1,286,660
Fund administration fees	71,257	74,336
Fund accounting fees	49,584	54,893
Trustees’ fees	2,761	5,606
Transfer agent fees and expenses	101,664	154,680
Custodian fees	47,418	6,957
Registration expenses	56,937	62,635
Rule 12b-1 fee - Class A (Note 5)	8,754	37,336
Rule 12b-1 fee - Class C (Note 5)	28,522	171,184
Legal and audit fees	31,705	25,562
Printing and mailing expenses	5,610	40,011
Other expenses	4,142	5,665
Total expenses before dividend and interest expense	1,101,146	1,925,525
Dividend expense on securities sold short (Note 2)	123,433	—
Interest expense	—	35,472
Total expenses before fee (waiver from)/recovery to Advisor	1,224,579	1,960,997
Fee waiver from Adviser (Note 5)	(154,575)	(9,125)
Fee recovery to Adviser (Note 5)	9,808	73,649
Net Expenses	1,079,812	2,025,521
Net Investment Income (Loss)	(278,064)	2,574,857

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Futures Contracts, Foreign Currency and Written Options:
Net realized gain (loss) on:
Investments	(4,354,886)	(8,550,985)
Securities sold short	2,401,931	—
Futures contracts	(117,190)	—
Foreign currency transactions	(11,772)	—
Securities litigation	62,788	41,124
Written options	(30,793)	2,717,262
Net change in unrealized appreciation/depreciation on:
Investments	536,177	(8,828,375)
Securities sold short	363,265	—
Foreign currency translation	(111)	—
Written options	—	(436,160)
Net realized and unrealized gain (loss)	(1,150,591)	(15,057,134)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(1,428,655)	$(12,482,277)

(a) Net of issuance fees and/or foreign tax withheld of $7,329 and $23,439, respectively.

68 | The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund – Consolidated Statements of Changes in Net Assets

LoCorr Macro Strategies Fund

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income (loss)	$2,227,233	$(12,384,383)
Net realized gain (loss) on investments, forward currency contracts, futures contracts and foreign currency transactions	217,759,436	56,224,334
Net change in unrealized appreciation/depreciation of investments, forward currency contracts, futures contracts and foreign currency translation	3,548,208	(54,370,707)
Increase (Decrease) in Net Assets Resulting From Operations	223,534,877	(10,530,756)

Distributions From Earnings
Class A	(10,262,910)	(4,127,819)
Class C	(6,747,377)	(1,383,724)
Class I	(280,869,228)	(64,619,838)
Total Distributions From Earnings	(297,879,515)	(70,131,381)

Capital Transactions (Note 6)
Proceeds from shares sold	1,751,928,516	696,943,275
Reinvestment of distributions	280,322,098	60,719,026
Cost of shares redeemed	(1,018,222,686)	(435,141,347)
Increase (Decrease) in Net Assets From Capital Transactions	1,014,027,928	322,520,954

Total Increase (Decrease) in Net Assets	939,683,290	241,858,817

Net Assets
Beginning of year	1,426,025,065	1,184,166,248
End of year	$2,365,708,355	$1,426,025,065

The accompanying notes are an integral part of these consolidated financial statements. | 69

LoCorr Long/Short Commodities Strategy Fund – Consolidated Statements of Changes in Net Assets

LoCorr Long/Short Commodities Strategy Fund

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income (loss)	$(2,800,645)	$(7,452,304)
Net realized gain (loss) on investments and swap contracts	89,199,277	24,366,282
Net change in unrealized appreciation/depreciation of investments and swap contracts	(26,394,845)	77,237,237
Increase (Decrease) in Net Assets Resulting From Operations	60,003,787	94,151,215

Distributions From Earnings
Class A	$(18,366,655)	(2,253,811)
Class C	(1,315,248)	(680,758)
Class I	(117,287,898)	(57,133,795)
Total Distributions From Earnings	(136,969,801)	(60,068,364)

Capital Transactions (Note 6)
Proceeds from shares sold	935,245,962	516,986,498
Reinvestment of distributions	109,970,580	47,195,180
Cost of shares redeemed	(500,208,232)	(177,740,338)
Increase (Decrease) in Net Assets From Capital Transactions	545,008,310	386,441,340

Total Increase (Decrease) in Net Assets	468,042,296	420,524,191

Net Assets
Beginning of year	898,358,877	477,834,686
End of year	$1,366,401,173	$898,358,877

70 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Statements of Changes in Net Assets

LoCorr Market Trend Fund

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income (loss)	$533,142	$(2,460,200)
Net realized gain (loss) on investments, forward currency contracts, futures contracts and foreign currency transactions	80,488,966	24,266,193
Net change in unrealized appreciation/depreciation of investments, forward currency contracts, futures contracts and foreign currency translation	980,928	(20,218,470)
Increase (Decrease) in Net Assets Resulting From Operations	82,003,036	1,587,523

Distributions From Earnings
Class A	(4,313,334)	(502,242)
Class C	(2,917,130)	(279,635)
Class I	(75,091,417)	(8,675,899)
Total Distributions to Shareholders	(82,321,881)	(9,457,776)

Capital Transactions (Note 6)
Proceeds from shares sold	557,137,124	90,011,450
Reinvestment of distributions	79,164,885	9,157,589
Cost of shares redeemed	(397,692,597)	(80,974,775)
Increase (Decrease) in Net Assets From Capital Transactions	238,609,412	18,194,264

Total Increase (Decrease) in Net Assets	238,290,567	10,324,011

Net Assets
Beginning of year	266,441,044	256,117,033
End of year	$504,731,611	$266,441,044

The accompanying notes are an integral part of these consolidated financial statements. | 71

LoCorr Dynamic Opportunity Fund – Statements of Changes in Net Assets

LoCorr Dynamic Opportunity Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income (loss)	$(278,064)	$(370,714)
Net realized gain (loss) on investments, securities sold short, futures contracts and foreign currency transactions	(2,049,922)	3,571,750
Net change in unrealized appreciation/depreciation of investments, securities sold short, futures contracts, foreign currency translation and written options	(899,331)	(650,857)
Increase (Decrease) in Net Assets Resulting From Operations	(1,428,655)	2,550,179

Distributions From Earnings
Class A	(47,218)	(240,081)
Class C	(44,543)	(177,259)
Class I	(961,093)	(1,025,665)
Total Distributions From Earnings	(1,052,854)	(1,443,005)

Capital Transactions (Note 6)
Proceeds from shares sold	67,981,118	10,887,135
Reinvestment of distributions	896,687	1,335,949
Cost of shares redeemed	(8,870,439)	(6,894,102)
Increase (Decrease) in Net Assets From Capital Transactions	60,007,366	5,328,982

Total Increase (Decrease) in Net Assets	57,525,857	6,436,156

Net Assets
Beginning of year	24,508,691	18,072,535
End of year	$82,034,548	$24,508,691

72 | The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Statements of Changes in Net Assets

LoCorr Spectrum Income Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income (loss)	$2,574,857	$715,685
Net realized gain (loss) on investments and written options	(5,792,599)	6,335,816
Net change in unrealized appreciation/depreciation of investments and written options	(9,264,535)	3,380,502
Increase (Decrease) in Net Assets Resulting From Operations	(12,482,277)	10,432,003

Distributions From:
Earnings:
Class A	(393,790)	(581,259)
Class C	(395,976)	(573,863)
Class I	(1,890,981)	(1,362,103)
Return of capital:
Class A	(685,406)	(373,680)
Class C	(689,211)	(368,925)
Class I	(3,291,317)	(875,669)
Total Distributions	(7,346,681)	(4,135,499)

Capital Transactions (Note 6)
Proceeds from shares sold	88,064,098	32,470,780
Reinvestment of distributions	5,849,032	3,075,791
Cost of shares redeemed	(33,428,482)	(14,181,847)
Redemption fees	20,548	515
Increase (Decrease) in Net Assets From Capital Transactions	60,505,196	21,365,239

Total Increase (Decrease) in Net Assets	40,676,238	27,661,743

Net Assets
Beginning of year	75,807,098	48,145,355
End of year	$116,483,336	$75,807,098

The accompanying notes are an integral part of these financial statements. | 73

LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class A

LoCorr Macro Strategies Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of year	$8.13	$8.53	$8.56	$7.95	$8.64

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.01)	(0.10)	(0.04)	0.02	0.00 (c)
Net realized and unrealized gain (loss)(b)	1.21	0.09	0.49	0.98	(0.46)
Total from Investment Operations	1.20	(0.01)	0.45	1.00	(0.46)

Distributions From Earnings:
Net investment income	(0.24)	(0.39)	(0.39)	(0.16)	(0.10)
Net realized gains	(0.94)	—	(0.09)	(0.23)	(0.13)
Total Distributions	(1.18)	(0.39)	(0.48)	(0.39)	(0.23)

Net Asset Value, End of Year	$8.15	$8.13	$8.53	$8.56	$7.95

Total Investment Return(d)	15.01%	(0.15)%	5.41%	12.52%	(5.36)%

Net Assets, End of Year, in Thousands	$79,936	$84,981	$77,035	$53,320	$55,075

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.13%	2.15%	2.17%	2.16%	2.25%
After expense waiver or recovery	2.13%	2.15%	2.18%	2.24%	2.24%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.11)%	(1.10)%	(0.49)%	0.32%	0.03%
After expense waiver or recovery	(0.11)%	(1.10)%	(0.50)%	0.24%	0.04%

Portfolio turnover rate(e)	76%	75%	56%	84%	105%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

74 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class C

LoCorr Macro Strategies Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of year	$7.72	$8.11	$8.15	$7.62	$8.27

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.07)	(0.15)	(0.10)	(0.04)	(0.06)
Net realized and unrealized gain (loss)(b)	1.14	0.08	0.47	0.92	(0.43)
Total from Investment Operations	1.07	(0.07)	0.37	0.88	(0.49)

Distributions From Earnings:
Net investment income	(0.18)	(0.32)	(0.32)	(0.12)	(0.03)
Net realized gains	(0.94)	—	(0.09)	(0.23)	(0.13)
Total Distributions	(1.12)	(0.32)	(0.41)	(0.35)	(0.16)

Net Asset Value, End of Year	$7.67	$7.72	$8.11	$8.15	$7.62

Total Investment Return(c)	14.17%	(0.91)%	4.69%	11.57%	(5.98)%

Net Assets, End of Year, in Thousands	$51,327	$34,789	$43,684	$47,205	$53,148

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.88%	2.90%	2.92%	2.91%	3.00%
After expense waiver or recovery	2.88%	2.90%	2.93%	2.99%	2.99%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.86)%	(1.85)%	(1.24)%	(0.43)%	(0.72)%
After expense waiver or recovery	(0.86)%	(1.85)%	(1.25)%	(0.51)%	(0.71)%

Portfolio turnover rate(d)	76%	75%	56%	84%	105%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Total investment return excludes the effect of applicable sales charges.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements. | 75

LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class I

LoCorr Macro Strategies Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of year	$8.27	$8.67	$8.69	$8.07	$8.77

Income (loss) from investment operations:
Net investment income (loss)(a)	0.01	(0.08)	(0.02)	0.04	0.02
Net realized and unrealized gain (loss)(b)	1.23	0.09	0.50	0.99	(0.47)
Total from Investment Operations	1.24	0.01	0.48	1.03	(0.45)

Distributions From Earnings:
Net investment income	(0.26)	(0.41)	(0.41)	(0.18)	(0.12)
Net realized gains	(0.94)	—	(0.09)	(0.23)	(0.13)
Total Distributions	(1.20)	(0.41)	(0.50)	(0.41)	(0.25)

Net Asset Value, End of Year	$8.31	$8.27	$8.67	$8.69	$8.07

Total Investment Return	15.40%	0.08%	5.70%	12.72%	(5.08)%

Net Assets, End of Year, in Thousands	$2,234,445	$1,306,255	$1,063,447	$726,061	$445,858

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.88%	1.90%	1.92%	1.91%	2.00%
After expense waiver or recovery	1.88%	1.90%	1.93%	1.99%	1.99%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	0.14%	(0.85)%	(0.24)%	0.57%	0.28%
After expense waiver or recovery	0.14%	(0.85)%	(0.25)%	0.49%	0.29%

Portfolio turnover rate(c)	76%	75%	56%	84%	105%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

76 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class A

LoCorr Long/Short Commodities Strategy Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2022		2021		2020		2019	2018
Per Share
Net asset value, beginning of year	$10.58		$9.89		$9.26		$9.90	$9.71

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.05)		(0.14)		(0.07)		0.05	0.02
Net realized and unrealized gain (loss)(b)	0.66		1.57		0.96		(0.67)	1.39
Total from Investment Operations	0.61		1.43		0.89		(0.62)	1.41

Distributions From Earnings:
Net investment income	(1.09)		(0.74)		(0.26)		(0.02)	(1.22)
Net realized gains	—		—		(0.00	)(c)	—	—
Total Distributions	(1.09)		(0.74)		(0.26)		(0.02)	(1.22)

Net Asset Value, End of Year	$10.10		$10.58		$9.89		$9.26	$9.90

Total Investment Return(d)	5.84%		14.55%		9.66%		(6.24)%	15.05%

Net Assets, End of Year, in Thousands	$187,553		$35,149		$26,546		$45,513	$68,719

Ratios/Supplemental Data:(e)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.00	%(f)	2.08	%(f)	2.08	%(f)	2.11%	2.16%
After expense waiver or recovery	2.00	%(f)	2.08	%(f)	2.08	%(f)	2.14%	2.20%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.46	)%(f)	(1.31	)%(f)	(0.65	)%(f)	0.57%	0.22%
After expense waiver or recovery	(0.46	)%(f)	(1.31	)%(f)	(0.65	)%(f)	0.54%	0.18%

Portfolio turnover rate(g)	90%		66%		60%		103%	92%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the CTAs included in the swap nor the commodity pool in which the Fund invests.
(f)	Includes 0.07%, 0.08% and 0.02% service fees paid for options for the years ended December 31, 2022, December 31, 2021 and December 31, 2020, respectively.
(g)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements. | 77

LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class C

LoCorr Long/Short Commodities Strategy Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2022		2021		2020		2019		2018
Per Share
Net asset value, beginning of year	$10.08		$9.47		$8.89		$9.55		$9.41

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.13)		(0.21)		(0.13)		(0.02)		(0.06)
Net realized and unrealized gain (loss)(b)	0.63		1.50		0.91		(0.64)		1.35
Total from Investment Operations	0.50		1.29		0.78		(0.66)		1.29

Distributions From Earnings:
Net investment income	(1.00)		(0.68)		(0.20)		(0.00	)(c)	(1.15)
Net realized gains	–		—		(0.00	)(c)	—		—
Total Distributions	(1.00)		(0.68)		(0.20)		(0.00)		(1.15)

Net Asset Value, End of Year	$9.58		$10.08		$9.47		$8.89		$9.55

Total Investment Return(d)	5.03%		13.66%		8.83%		(6.90)%		14.20%

Net Assets, End of Year, in Thousands	$13,384		$11,058		$7,938		$6,645		$6,503

Ratios/Supplemental Data:(e)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.75	%(f)	2.83	%(f)	2.83	%(f)	2.86%		2.91%
After expense waiver or recovery	2.75	%(f)	2.83	%(f)	2.83	%(f)	2.89%		2.95%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.21	)%(f)	(2.06	)%(f)	(1.40	)%(f)	(0.18)%		(0.53)%
After expense waiver or recovery	(1.21	)%(f)	(2.06	)%(f)	(1.40	)%(f)	(0.21)%		(0.57)%

Portfolio turnover rate(g)	90%		66%		60%		103%		92%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the CTAs included in the swap nor the commodity pool in which the Fund invests.
(f)	Includes 0.07%, 0.08% and 0.02% service fees paid for options for the years ended December 31, 2022, December 31, 2021 and December 31, 2020, respectively.
(g)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

78 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class I

LoCorr Long/Short Commodities Strategy Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2022		2021		2020		2019	2018
Per Share
Net asset value, beginning of year	$10.72		$10.00		$9.38		$10.03	$9.81

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.02)		(0.11)		(0.04)		0.08	0.05
Net realized and unrealized gain (loss)(b)	0.66		1.59		0.95		(0.68)	1.41
Total from Investment Operations	0.64		1.48		0.91		(0.60)	1.46

Distributions From Earnings:
Net investment income	(1.10)		(0.76)		(0.29)		(0.05)	(1.24)
Net realized gains	—		—		(0.00	)(c)	—	—
Total Distributions	(1.10)		(0.76)		(0.29)		(0.05)	(1.24)

Net Asset Value, End of Year	$10.26		$10.72		$10.00		$9.38	$10.03

Total Investment Return	6.06%		14.82%		9.91%		(5.97)%	15.40%

Net Assets, End of Year, in Thousands	$1,165,464		$852,152		$443,351		$203,887	$181,804

Ratios/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.75	%(e)	1.83	%(e)	1.83	%(e)	1.86%	1.91%
After expense waiver or recovery	1.75	%(e)	1.83	%(e)	1.83	%(e)	1.89%	1.95%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.21	)%(e)	(1.06	)%(e)	(0.40	)%(e)	0.82%	0.47%
After expense waiver or recovery	(0.21	)%(e)	(1.06	)%(e)	(0.40	)%(e)	0.79%	0.43%

Portfolio turnover rate(f)	90%		66%		60%		103%	92%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.
(c)	Amount represents less than $0.005 per share.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap nor the commodity pool in which the Fund invests.
(e)	Includes 0.07%, 0.08% and 0.02% service fees paid for options for the years ended December 31, 2022, December 31, 2021 and December 31, 2020, respectively.

(f) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements. | 79

LoCorr Market Trend Fund – Consolidated Financial Highlights – Class A

LoCorr Market Trend Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of year	$11.41	$11.70	$11.19	$9.52	$11.03

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.01)	(0.13)	(0.06)	0.01	(0.03)
Net realized and unrealized gain (loss)(b)	3.34	0.22	0.57	1.74	(1.48)
Total from Investment Operations	3.33	0.09	0.51	1.75	(1.51)

Distributions From Earnings:
Net investment income	(0.53)	(0.38)	—	(0.08)	—
Net realized gains	(1.66)	—	—	—	—
Total Distributions	(2.19)	(0.38)	—	(0.08)	—

Net Asset Value, End of Year	$12.55	$11.41	$11.70	$11.19	$9.52

Total Investment Return(c)	29.59%	0.87%	4.47%	18.33%	(13.69)%

Net Assets, End of Year, in Thousands	$27,903	$15,109	$16,952	$21,966	$32,082

Ratios/Supplemental Data:
Ratio of expenses to average net assets:	2.00%	2.02%	2.04%	2.02%	1.99%

Ratio of net investment income (loss) to average net assets:	(0.10)%	(1.10)%	(0.52)%	0.14%	(0.24)%

Portfolio turnover rate(d)	100%	110%	125%	119%	91%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Total investment return excludes the effect of applicable sales charges.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

80 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Financial Highlights – Class C

LoCorr Market Trend Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of year	$11.02	$11.30	$10.89	$9.28	$10.83

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.12)	(0.22)	(0.13)	(0.06)	(0.10)
Net realized and unrealized gain (loss)(b)	3.23	0.23	0.54	1.67	(1.45)
Total from Investment Operations	3.11	0.01	0.41	1.61	(1.55)

Distributions From Earnings:
Net investment income	(0.52)	(0.29)	—	—	—
Net realized gains	(1.66)	—	—	—	—
Total Distributions	(2.18)	(0.29)	—	—	—

Net Asset Value, End of Year	$11.95	$11.02	$11.30	$10.89	$9.28

Total Investment Return(c)	28.67%	0.05%	3.76%	17.35%	(14.31)%

Net Assets, End of Year, in Thousands	$19,569	$10,825	$13,170	$16,320	$23,417

Ratios/Supplemental Data:
Ratio of expenses to average net assets:	2.75%	2.77%	2.79%	2.77%	2.74%

Ratio of net investment income (loss) to average net assets:	(0.85)%	(1.85)%	(1.27)%	(0.61)%	(0.99)%

Portfolio turnover rate(d)	100%	110%	125%	119%	91%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Total investment return excludes the effect of applicable sales charges.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements. | 81

LoCorr Market Trend Fund - Consolidated Financial Highlights – Class I

LoCorr Market Trend Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of year	$11.45	$11.74	$11.23	$9.60	$11.09

Income (loss) from investment operations:
Net investment income (loss)(a)	0.02	(0.10)	(0.03)	0.04	0.00 (c)
Net realized and unrealized gain (loss)(b)	3.36	0.22	0.57	1.74	(1.49)
Total from Investment Operations	3.38	0.12	0.54	1.78	(1.49)

Distributions From Earnings:
Net investment income	(0.56)	(0.41)	(0.03)	(0.15)	—
Net realized gains	(1.66)	—	—	—	—
Total Distributions	(2.22)	(0.41)	(0.03)	(0.15)	—

Net Asset Value, End of Year	$12.61	$11.45	$11.74	$11.23	$9.60

Total Investment Return	29.94%	1.04%	4.81%	18.53%	(13.44)%

Net Assets, End of Year, in Thousands	$457,260	$240,507	$225,995	$234,919	$287,702

Ratios/Supplemental Data:
Ratio of expenses to average net assets:	1.75%	1.77%	1.79%	1.77%	1.74%

Ratio of net investment income (loss) to average net assets:	0.15%	(0.85)%	(0.27)%	0.39%	0.01%

Portfolio turnover rate(d)	100%	110%	125%	119%	91%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

82 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Opportunity Fund - Financial Highlights – Class A

LoCorr Dynamic Opportunity Fund - Class A

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of year	$12.46	$11.62	$11.20	$9.92	$11.82

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.09)	(0.23)	(0.20)	(0.19)	(0.25)
Net realized and unrealized gain (loss)(b)	(1.00)	1.85	0.62	1.51	(1.26)
Total from Investment Operations	(1.09)	1.62	0.42	1.32	(1.51)

Distributions From Earnings:
Net realized gains	(0.15)	(0.78)	—	(0.04)	(0.39)
Total Distributions	(0.15)	(0.78)	—	(0.04)	(0.39)

Net Asset Value, End of Year	$11.22	$12.46	$11.62	$11.20	$9.92

Total Investment Return(c)	(9.18)%	14.38%	3.75%	13.40%	(12.87)%

Net Assets, End of Year, in Thousands	$3,534	$4,010	$3,828	$6,744	$8,473

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.82%	3.90%	4.51%	3.73%	3.40%
After expense waiver or recovery	2.51%	2.67%	3.15%	3.02%	3.21%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.55%	3.47%	3.60%	2.95%	3.20%
After expense waiver or recovery	2.24%	2.24%	2.24%	2.24%	3.01%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.08)%	(3.02)%	(3.31)%	(2.44)%	(2.39)%
After expense waiver or recovery	(0.77)%	(1.79)%	(1.95)%	(1.73)%	(2.20)%

Portfolio turnover rate(d)	686%	506%	953%	300%	449%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements. | 83

LoCorr Dynamic Opportunity Fund - Financial Highlights – Class C

LoCorr Dynamic Opportunity Fund - Class C

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of year	$11.58	$10.93	$10.62	$9.47	$11.39

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.16)	(0.31)	(0.26)	(0.26)	(0.32)
Net realized and unrealized gain (loss)(b)	(0.94)	1.74	0.57	1.45	(1.21)
Total from Investment Operations	(1.10)	1.43	0.31	1.19	(1.53)

Distributions From Earnings:
Net realized gains	(0.15)	(0.78)	—	(0.04)	(0.39)
Total Distributions	(0.15)	(0.78)	—	(0.04)	(0.39)

Net Asset Value, End of Year	$10.33	$11.58	$10.93	$10.62	$9.47

Total Investment Return(c)	(9.80)%	13.46%	2.92%	12.54%	(13.45)%

Net Assets, End of Year, in Thousands	$3,086	$2,786	$2,436	$4,031	$5,255

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	3.57%	4.65%	5.26%	4.48%	4.15%
After expense waiver or recovery	3.26%	3.42%	3.90%	3.77%	3.96%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.30%	4.22%	4.35%	3.70%	3.95%
After expense waiver or recovery	2.99%	2.99%	2.99%	2.99%	3.76%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.83)%	(3.77)%	(4.06)%	(3.19)%	(3.14)%
After expense waiver or recovery	(1.52)%	(2.54)%	(2.70)%	(2.48)%	(2.95)%

Portfolio turnover rate(d)	686%	506%	953%	300%	449%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Total investment return excludes the effect of applicable sales charges.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

84 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Opportunity Fund - Financial Highlights – Class I

LoCorr Dynamic Opportunity Fund - Class I

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of year	$12.77	$11.86	$11.41	$10.07	$11.96

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.06)	(0.20)	(0.17)	(0.17)	(0.23)
Net realized and unrealized gain (loss)(b)	(1.02)	1.89	0.62	1.55	(1.27)
Total from Investment Operations	(1.08)	1.69	0.45	1.38	(1.50)

Distributions From Earnings:
Net realized gains	(0.15)	(0.78)	—	(0.04)	(0.39)
Total Distributions	(0.15)	(0.78)	—	(0.04)	(0.39)

Net Asset Value, End of Year	$11.54	$12.77	$11.86	$11.41	$10.07

Total Investment Return	(8.80)%	14.58%	4.03%	13.68%	(12.55)%

Net Assets, End of Year, in Thousands	$75,415	$17,713	$11,809	$16,923	$16,545

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.57%	3.65%	4.26%	3.48%	3.15%
After expense waiver or recovery	2.26%	2.42%	2.90%	2.77%	2.96%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.30%	3.22%	3.35%	2.70%	2.95%
After expense waiver or recovery	1.99%	1.99%	1.99%	1.99%	2.76%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.83)%	(2.77)%	(3.06)%	(2.19)%	(2.14)%
After expense waiver or recovery	(0.52)%	(1.54)%	(1.70)%	(1.48)%	(1.95)%

Portfolio turnover rate(c)	686%	506%	953%	300%	449%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements. | 85

LoCorr Spectrum Income Fund – Financial Highlights – Class A

LoCorr Spectrum Income Fund - Class A

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of year	$6.98	$6.15	$6.89	$6.26	$7.39

Income (loss) from investment operations:
Net investment income (loss)(a)	0.17	0.08	0.12	0.13	0.22
Net realized and unrealized gain (loss)(b)	(0.93)	1.21	(0.40)	1.00	(0.78)
Total from Investment Operations	(0.76)	1.29	(0.28)	1.13	(0.56)

Distributions From:
Net investment income	(0.17)	(0.28)	(0.18)	(0.12)	(0.26)
Return of capital	(0.29)	(0.18)	(0.28)	(0.38)	(0.31)
Total Distributions	(0.46)	(0.46)	(0.46)	(0.50)	(0.57)

Redemption Fees (c)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$5.76	$6.98	$6.15	$6.89	$6.26

Total Investment Return(d)	(11.31)%	21.33%	(2.75)%	18.37%	(8.22)%

Net Assets, End of Year, in Thousands	$15,696	$13,838	$13,635	$25,192	$22,610

Ratios/Supplemental Data:(e)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.02%	2.06%	2.19%	2.02%	1.98%
After expense waiver or recovery	2.09%	2.05%	2.06%	2.02%	1.98%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	1.98%	2.06%	2.18%	2.02%	1.98%
After expense waiver or recovery	2.05%	2.05%	2.04%	2.02%	1.98%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	2.63%	1.21%	1.93%	1.94%	3.01%
After expense waiver or recovery	2.56%	1.22%	2.07%	1.94%	3.01%

Portfolio turnover rate(f)	50%	53%	88%	75%	82%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the investment companies in which the Fund invests.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

86 | The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Financial Highlights – Class C

LoCorr Spectrum Income Fund - Class C

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of year	$7.05	$6.21	$6.96	$6.31	$7.42

Income (loss) from investment operations:
Net investment income (loss)(a)	0.12	0.03	0.07	0.08	0.16
Net realized and unrealized gain (loss)(b)	(0.92)	1.23	(0.40)	1.01	(0.77)
Total from Investment Operations	(0.80)	1.26	(0.33)	1.09	(0.61)

Distributions From:
Net investment income	(0.15)	(0.26)	(0.17)	(0.10)	(0.23)
Return of capital	(0.27)	(0.16)	(0.25)	(0.34)	(0.27)
Total Distributions	(0.42)	(0.42)	(0.42)	(0.44)	(0.50)

Redemption Fees (c)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$5.83	$7.05	$6.21	$6.96	$6.31

Total Investment Return(d)	(11.83)%	20.47%	(3.70)%	17.59%	(8.85)%

Net Assets, End of Year, in Thousands	$14,617	$17,777	$13,295	$18,645	$18,092

Ratios/Supplemental Data:(e)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.77%	2.81%	2.94%	2.77%	2.73%
After expense waiver or recovery	2.84%	2.80%	2.81%	2.77%	2.73%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.73%	2.81%	2.93%	2.77%	2.73%
After expense waiver or recovery	2.80%	2.80%	2.79%	2.77%	2.73%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	1.88%	0.46%	1.18%	1.19%	2.26%
After expense waiver or recovery	1.81%	0.47%	1.32%	1.19%	2.26%

Portfolio turnover rate(f)	50%	53%	88%	75%	82%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the investment companies in which the Fund invests.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements. | 87

LoCorr Spectrum Income Fund - Financial Highlights – Class I

LoCorr Spectrum Income Fund - Class I

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share
Net asset value, beginning of year	$6.95	$6.13	$6.88	$6.25	$7.38

Income (loss) from investment operations:
Net investment income (loss)(a)	0.18	0.10	0.13	0.15	0.24
Net realized and unrealized gain (loss)(b)	(0.91)	1.20	(0.40)	1.00	(0.77)
Total from Investment Operations	(0.73)	1.30	(0.27)	1.15	(0.53)

Distributions From:
Net investment income	(0.18)	(0.29)	(0.19)	(0.12)	(0.27)
Return of capital	(0.30)	(0.19)	(0.29)	(0.40)	(0.33)
Total Distributions	(0.48)	(0.48)	(0.48)	(0.52)	(0.60)

Redemption Fees (c)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$5.74	$6.95	$6.13	$6.88	$6.25

Total Investment Return	(10.99)%	21.53%	(2.60)%	18.74%	(7.91)%

Net Assets, End of Year, in Thousands	$86,170	$44,192	$21,215	$30,049	$27,618

Ratios/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.77%	1.81%	1.94%	1.77%	1.73%
After expense waiver or recovery	1.84%	1.80%	1.81%	1.77%	1.73%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	1.73%	1.81%	1.93%	1.77%	1.73%
After expense waiver or recovery	1.80%	1.80%	1.79%	1.77%	1.73%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	2.88%	1.46%	2.18%	2.19%	3.26%
After expense waiver or recovery	2.81%	1.47%	2.32%	2.19%	3.26%

Portfolio turnover rate(e)	50%	53%	88%	75%	82%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Ratios do not include the income and expenses of the investment companies in which the Fund invests.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

88 | The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

LoCorr Investment Trust

Notes

December 31, 2022

1. Organization

LoCorr Investment Trust (the “Trust”), an Ohio business trust, was formed on November 15, 2010 and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services- Investment Companies. The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Opportunity Fund (formerly LoCorr Dynamic Equity Fund, effective December 2, 2022) and the LoCorr Spectrum Income Fund (individually a “Fund” and collectively the “Funds”) are series within the Trust. The Funds are each diversified funds.

The LoCorr Macro Strategies Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Long/Short Commodities Strategy Fund’s primary investment objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective.

The LoCorr Market Trend Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Dynamic Opportunity Fund’s primary investment objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective.

The LoCorr Spectrum Income Fund’s primary investment objective is current income with capital appreciation as a secondary objective.

Wholly-owned and Controlled Subsidiaries

In order to achieve their investment objectives, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each invest up to 25% of their total assets (measured at the time of purchase) in wholly-owned subsidiaries, LCMFS Fund Limited (“LCMFS”), LCLSCS Fund Limited (“LCLSCS”) and LCMT Fund Limited (“LCMT”), respectively; each company is incorporated under the laws of the Cayman Islands. LCMFS, LCLSCS and LCMT act as investment vehicles in order to enter into certain investments for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund, respectively, consistent with their investment objectives and policies specified in the Prospectuses and Statement of Additional Information.

At December 31, 2022 investments in LCMFS, LCLSCS and LCMT represented 1.42%, 24.89% and 1.88% of the total net assets of LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund, respectively. See Note 2.

The consolidated financial statements of the LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each include the investment activity and financial statements of LCMFS, LCLSCS and LCMT, respectively. All intercompany accounts and transactions have been eliminated in consolidation. Because each Fund may invest a substantial portion of its assets in its respective subsidiary, the Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Fund may also encompass its subsidiary. The subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. Each Fund and its subsidiary area “commodity pool” under the U.S. Commodity Exchange Act and LoCorr Fund Management, LLC (the “Adviser” or “Management”) is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC- mandated disclosure, reporting and recordkeeping obligations apply with respect to each Fund and its respective subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

Share Classes

The Funds currently offer three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front end sales load of 5.75% and maximum deferred sales charge of 1.00% and Class C shares have a maximum

| 89

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

deferred sales charge of 1.00%, (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.

All classes with respect to the LoCorr Spectrum Income Fund are subject to a 2.00% redemption fee on redemptions made within 60 days of the original purchase. As of May 1, 2017, none of the other Funds are subject to a redemption fee.

The following table presents the class-specific commencement of operations dates for each of the Funds:

Commencement of Operations
	Class A	Class C	Class I
LoCorr Macro Strategies Fund	March 22, 2011	March 24, 2011	March 24, 2011
LoCorr Long/Short Commodities Strategy Fund	January 1, 2012	January 1, 2012	January 1, 2012
LoCorr Dynamic Opportunity Fund	May 10, 2013	May 10, 2013	May 10, 2013
LoCorr Spectrum Income Fund	January 1, 2014	January 1, 2014	January 1, 2014
LoCorr Market Trend Fund	July 1, 2014	July 1, 2014	July 1, 2014

The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges, except as to class-specific rights and privileges described above.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Investment Valuation

The Funds follow fair valuation accounting standards in accordance with GAAP, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Certain investments such as commodity pools are measured based upon NAV as a practical expedient to determine fair value and are not required to be categorized in the fair value hierarchy.

American Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities

Equity securities, including common stocks, preferred stocks, securities convertible into common stocks such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies (“BDCs”) and royalty trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. MLPs are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Exchange Traded Funds

The Funds may invest in Exchange Traded Funds (“ETFs”). They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, usability for hedging, the ability to go long and short, and (for some ETFs) the provision of periodic distributions. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETF shares may trade at a premium or discount to NAV per share. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Funds held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Fixed Income Securities

Fixed income securities and certificates of deposit with maturities more than 60 days when acquired generally are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are generally categorized in Level 2.

Investment Companies

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Funds generally will purchase shares of closed-end investment companies only in the secondary market. The shares of many closed end investment companies, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined NAV but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their NAV. Closed-end investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Financial Derivative Instruments

Financial derivative instruments, such as forward currency contracts, futures contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker- dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures, forward currency and foreign currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fair Value Pricing

If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used.

In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Fair value determinations are required for the following securities:

●

securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●	securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

●

securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

●

For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

Performing Fair Value Pricing

The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Funds might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies. The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

The following table summarizes LoCorr Macro Strategies Fund’s consolidated investments and other financial instruments as of December 31, 2022:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$108,206,519	$—	$108,206,519
Corporate Bonds	—	206,600,843	—	206,600,843
Mortgage Backed Securities	—	185,873,793	—	185,873,793
Municipal Bonds	—	11,684,436	—	11,684,436
U.S. Government Agency Issues	—	84,603,191	—	84,603,191
U.S. Government Notes	—	292,409,910	—	292,409,910
Short Term Investments	1,212,080,962	48,222,036	—	1,260,302,998
Total Investments	$1,212,080,962	$937,600,728	$—	$2,149,681,690

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Security Classification	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Currency Contracts
Purchase	$—	$7,763,635	$—	$7,763,635
Sale	—	(3,701,267)	—	(3,701,267)
Total Forward Currency Contracts	—	4,062,368	—	4,062,368
Futures Contracts
Long	$(10,269,630)		—	$(10,269,630)
Short	49,558,593		—	49,558,593
Total Futures Contracts	39,288,963	—	—	39,288,963
Total Other Financial Instruments	$39,288,963	$4,062,368	$—	$43,351,331

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at December 31, 2022.

The LoCorr Macro Strategies Fund did not hold any Level 3 assets during the year.

The following table summarizes LoCorr Long/Short Commodities Strategy Fund’s consolidated investments and swap contracts as of December 31, 2022:

Security Classification	Level 1	Level 2	Level 3	NAV as Practical Expedient	Total
Investments
Asset Backed Securities	$—	$56,279,757	$—	$—	$56,279,757
Commodity Pool	—	—	—	193,715,487	193,715,487
Corporate Bonds	—	123,506,261	—	—	123,506,261
Mortgage Backed Securities	—	101,387,373	—	—	101,387,373
Municipal Bonds	—	4,273,138	—	—	4,273,138
U.S. Government Agency Issues	—	58,657,662	—	—	58,657,662
U.S. Government Notes	—	184,189,742	—	—	184,189,742
Short Term Investments	467,341,705	19,559,872	—	—	486,901,577
Total Investments	$467,341,705	$547,853,805	$—	$193,715,487	$1,208,910,997

Swap Contracts*
Long Total Return Swap Contracts	$—	$97,889,641	$—	$—	$97,889,641
Total Swap Contracts	$—	$97,889,641	$—	$—	$97,889,641

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s investment in swap contracts represents the net unrealized appreciation at December 31, 2022.

The LoCorr Long/Short Commodities Strategy Fund did not hold any Level 3 assets during the year.

The following table summarizes LoCorr Market Trend Fund’s consolidated investments and other financial instruments as of December 31, 2022:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$28,524,586	$—	$28,524,586
Corporate Bonds	—	48,022,000	—	48,022,000
Mortgage Backed Securities	—	40,850,536	—	40,850,536
Municipal Bonds	—	2,346,560	—	2,346,560
U.S. Government Agency Issues	—	18,610,924	—	18,610,924
U.S. Government Notes	—	59,206,703	—	59,206,703
Short Term Investments	223,328,730	2,405,510	—	225,734,240
Total Investments	$223,328,730	$199,966,819	$—	$423,295,549

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Security Classification	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Currency Contracts
Purchase	$—	$900,800	$—	$900,800
Sale	—	74,060	—	74,060
Total Forward Currency Contracts	—	974,860	—	974,860
Futures Contracts
Long	$(12,319,210)	$—	$—	$(12,319,210)
Short	21,703,366	—	—	21,703,366
Total Futures Contracts	9,384,156	—	—	9,384,156
Total Other Financial Instruments	$9,384,156	$974,860	$—	$10,359,016

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at December 31, 2022.

The LoCorr Market Trend Fund did not hold any Level 3 assets during the year.

The following table summarizes LoCorr Dynamic Opportunity Fund’s investments and securities sold short as of December 31, 2022:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$51,598,928	$—	$—	$51,598,928
Exchange Traded Fund	443,594	—	—	443,594
Real Estate Investment Trusts	2,294,120	—	—	2,294,120
Short Term Investment	22,077,915	—	—	22,077,915
Total Investments	$76,414,557	$—	$—	$76,414,557

Securities Sold Short
Common Stocks	$(19,048,998)	$—	$—	$(19,048,998)
Exchange Traded Funds	(5,135,983)	—	—	(5,135,983)
Total Securities Sold Short	$(24,184,981)	$—	$—	$(24,184,981)

See the Fund’s schedule of investments and schedule of securities sold short for detail by industry classification.

The LoCorr Dynamic Opportunity Fund did not hold any Level 3 assets during the year.

The following table summarizes LoCorr Spectrum Income Fund’s investments and written options as of December 31, 2022:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$4,095,123	$—	$—	$4,095,123
Closed-End Investment Companies	7,443,895	—	—	7,443,895
Common Stocks	53,199,574	—	—	53,199,574
Master Limited Partnerships	18,226,343	—	—	18,226,343
Preferred Stocks	4,182,888	—	—	4,182,888
Publicly Traded Partnership	1,442,226	—	—	1,442,226
Real Estate Investment Trusts	22,106,895	—	—	22,106,895
Short Term Investment	7,437,268	—	—	7,437,268
Total Investments	$118,134,212	$—	$—	$118,134,212

See the Fund’s schedule of investments for detail by industry classification.

The LoCorr Spectrum Income Fund did not hold any Level 3 assets during the year.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Allocation of Income and Expenses

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative NAV of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses associated with a specific Fund in the Trust are charged to that Fund. Common expenses are typically allocated based upon the relative net assets of each Fund, or by other equitable means.

Deposits with Broker

Forward Currency and Futures Contracts

When trading derivative instruments, such as forward or futures contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk. At December 31, 2022, the LoCorr Macro Strategies Fund and the LoCorr Market Trend Fund pledged cash and cash equivalents, defined as short-term, highly liquid investments that are readily convertible to known amounts of cash at U.S. Bank, N.A. (“U.S. Bank”) to Bank of America Merrill Lynch for each Fund’s investment in forward currency contracts. See the Funds’ consolidated statements of assets and liabilities for these amounts.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund is required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required fora particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At December 31, 2022, the LoCorr Macro Strategies Fund and LCMFS, collectively, had cash and cash equivalents including foreign currency on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMFS pledged a portion of its deposit account as collateral for derivative instruments. See the Fund’s consolidated schedule of investments for the fair value of the deposit account pledged as collateral.

At December 31, 2022, the LoCorr Market Trend Fund and LCMT, collectively, cash and cash equivalents on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMT pledged a portion of its deposit account as collateral for derivative instruments. See the Fund’s consolidated schedule of investments for the fair value of the deposit account pledged as collateral.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The variation margin on LME futures contracts do not settle daily, but rather settle at their respective maturity dates. At period end, the unrealized appreciation and depreciation on LME futures contracts is shown as receivable for unsettled open futures contracts and payable for unsettled open futures contracts, respectively, on the Funds’ consolidated statements of assets and liabilities. The Funds expect to earn interest income on any margin deposits, which is disclosed as broker interest income on the Funds’ consolidated statements of operations.

Securities Sold Short

At December 31, 2022, the LoCorr Dynamic Opportunity Fund pledged cash with U.S. Bank as collateral for securities sold short. See the Fund’s statement of assets and liabilities for amounts.

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Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Swap Contracts

LCLSCS has a substantial portion of its assets on deposit with Deutsche Bank in connection with its trading of its swap contract. Assets deposited with Deutsche Bank in connection with the trading of the swap contract for LCLSCS are partially restricted due to deposit requirements. At December 31, 2022, the LoCorr Long/Short Commodities Strategy Fund had cash and cash equivalents on deposit with Deutsche Bank which is presented on the consolidated statements of assets and liabilities. In addition, at December 31, 2022, LCLSCS pledged a portion of its deposit account as collateral for the swap contract. See the Fund’s consolidated schedule of investments for the fair value of the deposit account pledged as collateral. Risks arise from the possible inability of the counterparty to meet the terms of its contract and may increase if the counterparty’s financial condition worsens.

Options

At December 31, 2022, the LoCorr Spectrum Income Fund had cash and cash due to broker with Pershing, LLC for options contracts which is presented on the Fund’s statement of assets and liabilities. In addition, the LoCorr Spectrum Income Fund pledged securities as collateral for options. See the Fund’s consolidated schedule of investments for the fair value of securities pledged as collateral.

Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent; reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. See Note 7.

Distributions from Earnings

Shareholder transactions are recorded on trade date. Dividends from net investment income are declared and paid at least annually by the Funds. Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the difference in the recognition of income, expense and gain items for financial statement and tax purposes.

During the year ended December 31, 2022, dividends for the LoCorr Spectrum Income Fund were distributed monthly. The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions of the Fund’s investments in MLP and certain investments in REITs and royalty trusts will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period is not determined until after the end of the fiscal year.

The tax character of distributions paid during the periods was as follows:

	Year Ended December 31, 2022
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Macro Strategies Fund	$172,644,237	$125,235,278	$—
LoCorr Long/Short Commodities Strategy Fund	136,969,801	—	—
LoCorr Market Trend Fund	55,179,207	27,142,674	—
LoCorr Dynamic Opportunity Fund	716,754	336,100	—
LoCorr Spectrum Income Fund	2,680,748	—	4,665,933

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

	Year Ended December 31, 2021
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Macro Strategies Fund	$70,131,381	$—	$—
LoCorr Long/Short Commodities Strategy Fund	60,068,364	—	—
LoCorr Market Trend Fund	9,457,776	—	—
LoCorr Dynamic Opportunity Fund	431,821	1,011,184	—
LoCorr Spectrum Income Fund	2,517,225	—	1,618,274

Federal Income Taxes

The Funds intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds intend to distribute substantially all of their investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2022, the Funds did not have any tax positions that did not meet the “more- likely-than-not” threshold of being sustained by applicable tax authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as interest or other expense in the statements of operations. During the year ended December 31, 2022, the Funds did not incur any interest or penalties.

For tax purposes, LCMFS, LCLSCS and LCMT are exempted Cayman Islands investment companies. LCMFS, LCLSCS and LCMT have each received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LCMFS, LCLSCS and LCMT are controlled foreign corporations (“CFCs”) and as such are not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of each CFC, to the extent of its earnings and profits, will be included each year in the respective Funds’ investment company taxable income.

Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Forward Currency Contracts

Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statements of operations.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract.

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Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Gains or losses are realized when contracts are liquidated. Closing out an open futures contract purchase or sale is affected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract. Any change in net unrealized gain or loss is reported in the statements of operations.

Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Market and Credit Risks

The Funds may engage in the speculative trading of U.S. and foreign futures, forward currency and swap contracts (collectively, “derivatives”). The Funds are exposed to both market risk, which is the risk arising from changes in the fair value of the contracts and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Purchase and sale of futures contracts requires margin deposits with the broker. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. government securities) deposited with a broker are considered commingled with all other customer funds subject to the broker’s segregation requirements. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Funds are exposed to a market risk equal to the notional contract value of swap, futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

The Funds also engage in investing its assets in U.S. government securities. Risks arise from investments in U.S. government securities due to possible market illiquidity. U.S. government securities are also sensitive to changes in interest rates and economic conditions.

The Funds have established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that they will, in fact, succeed in doing so.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

New Accounting Pronouncements and/or SEC Regulatory Updates

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04

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and ASU 2021-01 on the Funds’ investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The compliance date for Rule 18f-4 was August 19, 2022. Management has adopted Rule 18f-4 for the Funds.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds were required to comply with the rules by September 8, 2022.

Options on Securities

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Security Transactions and Investment Income

Security transactions are recorded on trade date. Generally, realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities.

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Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

In accordance with the investment restrictions outlined within the Funds’ prospectus, each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities may include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private investments or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Under guidelines adopted by the Trust’s Board, the Adviser of the Funds may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. At December 31, 2022, the Adviser deemed all of the 144A securities held in the LoCorr Macro Strategies Fund, the LoCorr Long/ Short Commodities Strategy Fund and the LoCorr Market Trend Fund to be liquid. At December 31, 2022, there were illiquid securities with a value of $1,813,326, which represented 2.21% of total net assets in the LoCorr Dynamic Opportunity Fund. At December 31, 2022, there were no illiquid or restricted securities in the LoCorr Spectrum Income Fund.

Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions received from the investments in MLP interests, REITs, private investments, closed end funds, business development companies and royalty trusts generally are comprised of ordinary income, capital gains and return of capital. Distributions from commodity pools are recorded on the effective date, based on the character determined by the underlying commodity pool. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP, REIT, private investment, closed end fund, business development company or royalty trust and other industry sources. These estimates may subsequently be revised based on information received from the MLP, REIT, private investment, closed end fund, business development company or royalty trust after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from the MLP, REIT, private investment, closed-end fund, business development company and royalty trust securities that have been classified as income and capital gains are included in investment income and net realized gain (loss) on investments, respectively, on the statements of operations. The distributions received that are classified as return of capital reduce the cost of investments on the statements of assets and liabilities.

Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method.

Short Sales

The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Gains or losses from closed positions of securities sold short are presented as net realized gain or loss on securities sold short on the statements of operations.

In addition, the Funds are required to pay the lender any dividends declared on short positions. Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. A Fund may receive rebate income or be charged a fee for borrowed securities. Such income or fee is calculated on a daily basis based upon the value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these broker charges on a net basis as broker interest income or interest expense on the Funds’ statements of operations.

To the extent the Funds sell securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current fair value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Funds contemporaneously own or have the

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Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

right to obtain at no added cost, securities identical to those sold short. Short sales are collateralized by cash deposits with the counterparty broker and pledged securities held at the custodian, U.S. Bank. The collateral required is determined daily by reference to the fair value of the short positions.

Total Return Swap Contracts

The Funds may enter into total return swap agreements. A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying portfolios of futures contracts, forward currency contracts and foreign currencies (considered the “index” within each total return swap contract) between counterparties. The “notional amount” of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the consolidated statements of operations based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures contracts, forward currency contracts and foreign currencies is traded. A Fund’s obligation under total return swap agreement, including any related fees, offset against amounts owed to the Fund in the case of positive performance, will be covered by designating liquid assets on the Fund’s books and records (see the consolidated statement of assets and liabilities for deposits with broker for derivative instruments). Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Changes in notional value and any cash holding adjustments, which represent voluntary realizations by a Fund of swap value at any point in time, are also presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Further, any cash holding adjustments realized by a Fund are subject to interest charges, which are recorded as part of unrealized gain/loss on the consolidated statements of operations. A corresponding asset or liability for “advance receipt on swap contracts” or “advance payment on swap contracts,” respectively, is recorded on the consolidated statements of assets and liabilities for the gain or loss realized on changes in notional value. Total return swaps outstanding at period end, if any, are listed after the Funds’ consolidated schedules of investments.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

3. Derivative and Other Financial Instruments

The Funds may invest in derivatives such as futures, forward currency and swap contracts, in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities, as well as for speculative purposes to gain exposure to such market movements.

The Funds’ market risk related to their derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, exchange rates, weather, supply and demand of commodities, the market value of futures and forward currency contracts, the diversification effects among the Funds’ open positions and the liquidity of the markets in which they trade.

The following are the primary trading risk exposures by market sector of the Funds as encompassed in the total return swap contracts:

Agricultural. (grains, livestock and softs). The Funds’ primary exposure is to agricultural price movements which are often directly affected by severe or unexpected weather conditions.

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Currencies. Exchange rate risk is a principal market exposure of the Funds. The Funds’ currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. The fluctuations are influenced by interest rate changes as well as political and general economic conditions. The Funds trade in a large number of currencies including cross-rates– e.g., positions between two currencies other than the U.S. dollar.

Energy. The Funds’ primary energy market exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide. Energy prices are volatile and substantial profits and losses have been and are expected to continue to be experienced in this market.

Interest Rates. Interest rate movements directly affect the price of the sovereign bond futures positions held by the Funds and indirectly the value of its stock index currency positions. Interest rate movements in one country as well as relative interest rate movements between countries may materially impact the Funds’ profitability. The Funds’ primary interest rate exposure is to interest rate fluctuations in countries or regions including Australia, Canada, Japan, Switzerland, the United Kingdom, the United States and the Eurozone. However, the Funds also may take positions in futures contracts on the government debt of other nations. The Funds anticipate that interest rates in these industrialized countries or areas, both long-term and short-term, will remain a primary market exposure of the Funds for the foreseeable future.

Metals. The Funds’ metals market exposure is to fluctuations in the price of aluminum, copper, gold, lead, nickel, palladium, tin, silver and zinc.

Stock Index. The Funds’ equity exposure, through stock index futures, is to equity price risk in the major industrialized countries as well as other countries.

The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

At December 31, 2022, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund held derivative and other financial instruments which are not subject to a master netting arrangement. As the tables below illustrate, no positions are netted in these consolidated financial statements.

LoCorr Macro Strategies Fund - December 31, 2022
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$13,382,502	$—	$13,382,502	$—	$—	$13,382,502
Futures contracts (a)	7,457,587	—	7,457,587	—	—	7,457,587
Total	$20,840,089	$—	$20,840,089	$—	$—	$20,840,089

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$9,320,134	$—	$9,320,134	$—	$(9,320,134)	$—
Futures contracts (a)	3,633,115	—	3,633,115	—	(3,633,115)	—
Total	$12,953,249	$—	$12,953,249	$—	$(12,953,249)	$—

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Long/Short Commodities Strategy Fund - December 31, 2022
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Swap Contracts*	$112,002,788	$—	$112,002,788	$—	$—	$112,002,788
Total	$112,002,788	$—	$112,002,788	$—	$—	$112,002,788

*	Includes $14,113,147 of advance receipt on swap contracts.

LoCorr Market Trend Fund - December 31, 2022
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$2,004,263	$—	$2,004,263	$—	$—	$2,004,263
Futures contracts (a)	29,762	—	29,762	—	—	29,762
Total	$2,034,025	$—	$2,034,025	$—	$—	$2,034,025

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$1,029,403	$—	$1,029,403	$—	$(1,029,403)	$—
Futures contracts (a)	3,135,366	—	3,135,366	—	(3,135,366)	—
Total	$4,164,769	$—	$4,164,769	$—	$(4,164,769)	$—

(a)	Reflects the current day variation margin and unsettled open futures contracts as separately reported within the Fund’s consolidated statement of assets and liabilities.

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ consolidated statements of assets and liabilities and consolidated statements of operations. Fair value of swap contracts are recorded in the consolidated statements of assets and liabilities as net unrealized appreciation on swap contracts or net unrealized depreciation on swap contracts.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the consolidated statements of operations.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The following table presents the fair value of consolidated derivative instruments for the LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund as of December 31, 2022 as presented on each Fund’s consolidated statements of assets and liabilities:

	Fair Value		Net Unrealized Gain (Loss) on
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Open Positions
LoCorr Macro Strategies Fund
Forward Currency Contracts(a)
Long	$10,452,254	$2,688,619	$7,763,635
Short	2,930,248	6,631,515	(3,701,267)
Total Forward Currency Contracts	13,382,502	9,320,134	4,062,368

Futures Contracts(b)
Long Contracts
Commodity	12,025,887	1,846,875	10,179,012
Equity	197,924	17,907,796	(17,709,872)
Foreign exchange	1,485,001	113,796	1,371,205
Interest rate	24,481	4,134,456	(4,109,975)
Total Long Contracts	13,733,293	24,002,923	(10,269,630)

Short Contracts
Commodity	5,155,607	4,173,766	981,841
Equity	389,597	474,420	(84,823)
Foreign exchange	—	37,676	(37,676)
Interest rate	48,722,725	23,474	48,699,251
Total Short Contracts	54,267,929	4,709,336	49,558,593
Total Futures Contracts	68,001,222	28,712,259	39,288,963
Total Forward Currency Contracts and Futures Contracts	$81,383,724	$38,032,393	$43,351,331

LoCorr Long/Short Commodities Strategy Fund
Long Total Return Swap Contracts
LoCorr Commodities Index	$97,889,641	$—	$97,889,641

LoCorr Market Trend Fund
Forward Currency Contracts(a)
Long	$940,307	$39,507	$900,800
Short	1,063,956	989,896	74,060
Total Forward Currency Contracts	2,004,263	1,029,403	974,860

Futures Contracts(b)
Long Contracts
Commodity	4,006,226	1,304,746	2,701,480
Equity	82,731	12,332,966	(12,250,235)
Foreign exchange	—	26,928	(26,928)
Interest rate	—	2,743,527	(2,743,527)
Total Long Contracts	4,088,957	16,408,167	(12,319,210)

Short Contracts
Commodity	1,416,362	2,625,023	(1,208,661)
Equity	259,036	167,179	91,857
Interest rate	22,820,170	—	22,820,170
Total Short Contracts	24,495,568	2,792,202	21,703,366
Total Futures Contracts	28,584,525	19,200,369	9,384,156
Total Forward Currency Contracts and Futures Contracts	$30,588,788	$20,229,772	$10,359,016

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(a)

Unrealized appreciation on forward currency contracts is a receivable and unrealized depreciation on forward currency contracts is a payable on the Fund’s consolidated statement of assets and liabilities.

(b)

Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s consolidated schedule of open futures contracts. Only the current day variation margin and unsettled open futures contracts is separately reported within the Fund’s consolidated statement of assets and liabilities.

The following table presents the results of the derivative trading and information related to volume for the year ended December 31, 2022. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in each Fund’s consolidated and non-consolidated statement of operations.

	Gain (Loss) from Trading
Fund and Type of Derivative Instrument	Net Realized	Net Change in Unrealized
LoCorr Macro Strategies Fund
Forward Currency Contracts	$49,233,833	$9,604,700
Futures Contracts
Commodity	27,723,132	5,424,551
Equity	9,112,010	(20,616,175)
Foreign exchange	(8,421,642)	1,479,822
Interest rate	162,010,185	43,832,293
Total Futures Contracts	190,423,685	30,120,491
Total Forward Currency Contracts and Futures Contracts	$239,657,518	$39,725,191

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$—	$60,633,580
Purchased Call Options (d)	$102,386,399	$(40,602,719)

LoCorr Market Trend Fund
Forward Currency Contracts	$30,324,594	$3,450,267
Futures Contracts
Commodity	3,152,217	(667,138)
Equity	(20,064,407)	(13,535,319)
Foreign exchange	1,627,026	60,321
Interest rate	71,496,309	18,737,656
Total Futures Contracts	56,211,145	4,595,520
Total Forward Currency Contracts and Futures Contracts	$86,535,739	$8,045,787

LoCorr Dynamic Opportunity Fund
Futures Contract
Equity	$(117,190)	$—
Total Futures Contract	$(117,190)	$—
Options
Written Options	(30,793)	—
Total Options	$(30,793)	$—

LoCorr Spectrum Income Fund
Options
Purchased Options(d)	(5,966,290)	567,279
Written Options	2,717,262	(436,160)
Total Options	$(3,249,028)	$131,119

(d)	Purchased options are included within net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.

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The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the year ended December 31, 2022 were:

	Average Notional Amount
	Long Contracts	Short Contracts
LoCorr Macro Strategies Fund
Forward Currency Contracts	$1,252,939,157	$1,855,573,111
Futures Contracts	1,580,530,916	3,680,973,353

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$452,214,329	$—
Options	136,724,988	—

LoCorr Market Trend Fund
Forward Currency Contracts	$345,602,922	$639,950,184
Futures Contracts	641,341,596	1,307,359,213

LoCorr Dynamic Opportunity Fund
Futures Contracts	$859,913	$—
Options	—	105,650

LoCorr Spectrum Income Fund
Options	$72,004,160	$44,519,836

The swap contracts and the commodity-related futures contracts reported in the tables in Note 3 represent balances and activity of each Fund’s respective wholly-owned and controlled subsidiary. See Note 2.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

4. Investment Transactions

The cost of security purchases and proceeds from security sales, excluding short-term investments, derivative instruments, short sales and purchases to cover short sales, for the year ended December 31, 2022 were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
LoCorr Macro Strategies Fund	$537,397,234	$550,151,889	$264,660,633	$589,516,552
LoCorr Long/Short Commodities Strategy Fund	289,395,353	276,726,986	389,870,998	393,988,521
LoCorr Market Trend Fund	155,560,486	149,009,883	84,689,393	90,996,944
LoCorr Dynamic Opportunity Fund	—	—	235,115,605	195,935,769
LoCorr Spectrum Income Fund	—	—	102,868,719	45,879,939

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5. Management Fees and Other Transactions with Affiliates

Management Agreement

The Trust has a Management Agreement with the Adviser, with whom certain officers and Trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee as follows:

Fund	Annual Advisory Fee as a Percentage of the Average Daily Net Assets of the Fund
LoCorr Macro Strategies Fund	1.65%
LoCorr Market Trend Fund	1.50%
LoCorr Dynamic Opportunity Fund	1.50%
LoCorr Spectrum Income Fund	1.30%

Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee, in accordance with the Incremental Advisory Fee schedule below based on the LoCorr Long/Short Commodities Strategy Fund’s average daily net assets.

Net Assets for the LoCorr Long/Short Commodities Strategy Fund	Incremental Advisory Fee*
$0.0 - $0.5 billion	1.50%
$0.5 - $1.0 billion	1.40%
$1.0 - $1.5 billion	1.30%
$1.5 - $2.0 billion	1.20%
$2.0 - $2.5 billion	1.10%
Over $2.5 billion	1.00%

*

Incremental advisory fee represents the fees paid on net assets at the related net asset level. For example, with $3 billion in net assets in the Fund, the Adviser would earn 1.50% on the first $500 million, plus 1.40% on the next $500 million, plus 1.30% on the next $500 million, plus 1.20% on the next $500 million, plus 1.10% on the next $500 million, plus 1.00% on the final $500 million.

As of and for the year ended December 31, 2022, the Funds reported the following in regards to management fees:

Fund	Management Fees For the Year Ended December 31, 2022	Accrued Net Management Fees as of December 31, 2022
LoCorr Macro Strategies Fund	$33,856,401	$3,291,239
LoCorr Long/Short Commodities Strategy Fund	17,027,870	1,630,099
LoCorr Market Trend Fund	7,458,028	670,719
LoCorr Dynamic Opportunity Fund	692,792	105,746
LoCorr Spectrum Income Fund	1,286,660	124,403

Sub-Advisory Agreements

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub- advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of each Fund’s average daily net assets which they have been allocated to manage.

LoCorr Macro Strategies Fund:	LoCorr Dynamic Opportunity Fund:
Graham Capital Management, L.P.	Kettle Hill Capital Management, LLC
Millburn Ridgefield Corporation	Millrace Asset Group, Inc.
Nuveen Asset Management, LLC
Revolution Capital Management LLC
R.G. Niederhoffer Capital Management

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LoCorr Long/Short Commodities Strategy Fund:	LoCorr Spectrum Income Fund:
Nuveen Asset Management, LLC	Bramshill Investments, LLC

LoCorr Market Trend Fund:
Graham Capital Management, L.P.
Nuveen Asset Management, LLC

The Adviser is solely responsible for the payment of the sub-adviser’s fees, and the sub-adviser agrees not to seek payment of its fees from the Trust or the Funds.

Expense Limitation Agreement

The Funds’ Adviser has contractually agreed to waive management fees and/or reimburse the Funds for expenses they incur, but only to the extent necessary to maintain the Funds’ total annual operating expenses after fee waiver and/or reimbursement (excluding any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) at the percentages listed below:

Fund	Expense Limit as a Percentage of the Average Daily Net Assets of the Fund	Effective Period Through
LoCorr Macro Strategies Fund	1.99%	April 30, 2023
LoCorr Long/Short Commodities Strategy Fund	1.95%	April 30, 2023
LoCorr Market Trend Fund	1.95%	April 30, 2023
LoCorr Dynamic Opportunity Fund	1.99%	April 30, 2023
LoCorr Spectrum Income Fund	1.80%	April 30, 2023

Any waiver or reimbursement is subject to repayment by the respective Fund within the three fiscal years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board.

The total amounts of management fees waived and/or expenses reimbursed which are subject to recovery, and their related expiration date are as follows:

LoCorr Dynamic Opportunity Fund
	Management Fees	Recovery to Adviser		Subject to Recovery on or Before
Period	(Waived) by Adviser Subject to Recovery	Year Ended December 31, 2022	Remaining Available Subject to Recovery	Fiscal Year Ending December 31,
Year Ended December 31, 2022	$(154,575)	$—	$(154,575)	2025
Year Ended December 31, 2021	(263,217)	—	(263,217)	2024
Year Ended December 31, 2020	(278,103)	—	(278,103)	2023
Year Ended December 31, 2019	(192,060)	9,808	—	2022
Total	$(887,955)	$9,808	$(695,895)

LoCorr Spectrum Income Fund
	Management Fees	Recovery to Adviser		Subject to Recovery on or Before
Period	(Waived) by Adviser Subject to Recovery	Year Ended December 31, 2022	Remaining Available Subject to Recovery	Fiscal Year Ending December 31,
Year Ended December 31, 2022	$(9,125)	$—	$(9,125)	2025
Year Ended December 31, 2021	(17,766)	15,122	(2,644)	2024
Year Ended December 31, 2020	(58,527)	58,527	—	2023
Total	$(85,418)	$73,649	$(11,769)

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For the year ended December 31, 2019, fees waived by the Adviser for the LoCorr Dynamic Opportunity Fund totaling $182,252, expired on December 31, 2022 and are no longer eligible for recovery by the Adviser.

At December 31, 2022, there were no fees subject to recovery for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund or the LoCorr Market Trend Fund.

Rule 12b-1 Distribution Agreement

The Funds have entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay distribution expenses to Quasar at the annual rate not to exceed 0.25% of the Fund’s average daily net assets. Class C shareholders pay to Quasar an annual rate not to exceed 1.00%, which is comprised of 0.75% in distribution expenses and 0.25% in service fees, of the Fund’s average daily net assets. Class I shareholders pay no 12b-1 fees.

Sales Charges

Contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceed of sales of Fund shares from redemption proceeds prior to remittance. The CDSC retained by the Distributor on the redemption of shares is shown in the following table for the year ended December 31, 2022.

Fund	Class A CDSC Retained by Distributor	Class C CDSC Retained by Distributor
LoCorr Macro Strategies Fund	$5,000	$9,176
LoCorr Long/Short Commodities Strategy Fund	5,000	5,305
LoCorr Market Trend Fund	—	5,778
LoCorr Dynamic Opportunity Fund	2,543	—
LoCorr Spectrum Income Fund	—	3,440

6. Fund Shares

At December 31, 2022 there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Funds:

LoCorr Macro Strategies Fund - Class A
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	3,718,727	$33,874,831	3,801,615	$33,278,684
Reinvestment of Distributions	1,242,991	9,894,206	486,441	3,979,091
Shares Redeemed	(5,605,764)	(47,818,163)	(2,866,304)	(24,670,429)
	(644,046)	$(4,049,126)	1,421,752	$12,587,346
Beginning Shares	10,452,228		9,030,476
Ending Shares	9,808,182		10,452,228

LoCorr Macro Strategies Fund - Class C
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	2,808,722	$24,616,463	886,701	$7,352,721
Reinvestment of Distributions	888,498	6,663,735	168,958	1,312,807
Shares Redeemed	(1,511,710)	(12,660,740)	(1,936,406)	(16,082,903)
	2,185,510	$18,619,458	(880,747)	$(7,417,375)
Beginning Shares	4,505,888		5,386,635
Ending Shares	6,691,398		4,505,888

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LoCorr Macro Strategies Fund - Class I
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	183,173,847	$1,693,437,222	73,777,122	$656,311,870
Reinvestment of Distributions	32,483,271	263,764,157	6,661,915	55,427,128
Shares Redeemed	(104,774,262)	(957,743,783)	(45,173,806)	(394,388,015)
	110,882,856	$999,457,596	35,265,231	$317,350,983
Beginning Shares	157,890,774		122,625,543
Ending Shares	268,773,630		157,890,774
LoCorr Macro Strategies Fund
Total Net Increase (Decrease)		$1,014,027,928		$322,520,954

LoCorr Long/Short Commodities Strategy Fund - Class A
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	14,948,929	$165,514,327	1,667,484	$17,812,643
Reinvestment of Distributions	1,781,374	17,884,998	203,898	2,134,816
Shares Redeemed	(1,478,589)	(16,073,870)	(1,234,990)	(13,046,493)
	15,251,714	$167,325,455	636,392	$6,900,966
Beginning Shares	3,320,952		2,684,560
Ending Shares	18,572,666		3,320,952

LoCorr Long/Short Commodities Strategy Fund - Class C
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	455,799	$4,755,955	467,896	$4,757,926
Reinvestment of Distributions	126,477	1,205,323	64,706	645,764
Shares Redeemed	(281,675)	(2,893,417)	(274,590)	(2,738,196)
	300,601	$3,067,861	258,012	$2,665,494
Beginning Shares	1,096,501		838,489
Ending Shares	1,397,102		1,096,501

LoCorr Long/Short Commodities Strategy Fund - Class I
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	68,854,599	$764,975,680	46,260,270	$494,415,929
Reinvestment of Distributions	8,909,829	90,880,259	4,190,057	44,414,600
Shares Redeemed	(43,617,269)	(481,240,945)	(15,282,846)	(161,955,649)
	34,147,159	$374,614,994	35,167,481	$376,874,880
Beginning Shares	79,482,566		44,315,085
Ending Shares	113,629,725		79,482,566
LoCorr Long/Short Commodities Strategy Fund
Total Net Increase (Decrease)		$545,008,310		$386,441,340

LoCorr Market Trend Fund - Class A
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	1,178,542	$17,579,997	504,953	$6,130,437
Reinvestment of Distributions	342,409	4,197,938	42,073	482,993
Shares Redeemed	(622,589)	(8,726,213)	(672,087)	(8,089,327)
	898,362	$13,051,722	(125,061)	$(1,475,897)
Beginning Shares	1,324,409		1,449,470
Ending Shares	2,222,771		1,324,409

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LoCorr Market Trend Fund - Class C
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	760,227	$10,799,750	124,588	$1,476,798
Dividends Reinvested	242,029	2,826,897	24,223	268,880
Shares Redeemed	(347,625)	(4,728,902)	(331,933)	(3,905,783)
	654,631	$8,897,745	(183,122)	$(2,160,105)
Beginning Shares	982,334		1,165,456
Ending Shares	1,636,965		982,334

LoCorr Market Trend Fund - Class I
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	36,052,865	$528,757,377	6,776,071	$82,404,215
Reinvestment of Distributions	5,855,523	72,140,050	729,663	8,405,716
Shares Redeemed	(26,662,847)	(384,237,482)	(5,753,991)	(68,979,665)
	15,245,541	$216,659,945	1,751,743	$21,830,266
Beginning Shares	21,004,057		19,252,314
Ending Shares	36,249,598		21,004,057
LoCorr Market Trend Fund
Total Net Increase (Decrease)		$238,609,412		$18,194,264

LoCorr Dynamic Opportunity Fund - Class A
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	101,003	$1,131,973	102,566	$1,323,999
Reinvestment of Distributions	3,091	34,645	15,874	198,590
Shares Redeemed	(110,930)	(1,278,381)	(125,982)	(1,600,048)
	(6,836)	$(111,763)	(7,542)	$(77,459)
Beginning Shares	321,903		329,445
Ending Shares	315,067		321,903

LoCorr Dynamic Opportunity Fund - Class C
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	112,861	$1,203,013	70,466	$859,097
Reinvestment of Distributions	4,142	42,783	14,422	167,585
Shares Redeemed	(59,043)	(622,346)	(67,143)	(802,281)
	57,960	$623,450	17,745	$224,401
Beginning Shares	240,648		222,903
Ending Shares	298,608		240,648

LoCorr Dynamic Opportunity Fund - Class I
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	5,670,275	$65,646,132	659,035	$8,704,039
Reinvestment of Distributions	70,993	819,259	75,645	969,774
Shares Redeemed	(595,202)	(6,969,712)	(342,978)	(4,491,773)
	5,146,066	$59,495,679	391,702	$5,182,040
Beginning Shares	1,387,208		995,506
Ending Shares	6,533,274		1,387,208
LoCorr Dynamic Opportunity Fund
Total Net Increase (Decrease)		$60,007,366		$5,328,982

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LoCorr Spectrum Income Fund - Class A
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	1,040,690	$6,787,508	341,419	$2,415,690
Reinvestment of Distributions	116,828	742,252	96,107	664,027
Shares Redeemed	(417,030)	(2,720,502)	(672,361)	(4,649,336)
Redemption Fees	—	3,102	—	113
	740,488	$4,812,360	(234,835)	$(1,569,506)
Beginning Shares	1,983,746		2,218,581
Ending Shares	2,724,234		1,983,746

LoCorr Spectrum Income Fund - Class C
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	574,298	$3,883,712	608,586	$4,302,885
Reinvestment of Distributions	131,828	854,654	103,688	725,686
Shares Redeemed	(718,785)	(4,667,557)	(331,191)	(2,315,660)
Redemption Fees	—	3,557	—	128
	(12,659)	$74,366	381,083	$2,713,039
Beginning Shares	2,520,766		2,139,683
Ending Shares	2,508,107		2,520,766

LoCorr Spectrum Income Fund - Class I
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	12,114,713	$77,392,878	3,695,955	$25,752,205
Reinvestment of Distributions	675,814	4,252,126	243,713	1,686,078
Shares Redeemed	(4,141,178)	(26,040,423)	(1,045,875)	(7,216,851)
Redemption Fees	—	13,889	—	274
	8,649,349	$55,618,470	2,893,793	$20,221,706
Beginning Shares	6,357,108		3,463,315
Ending Shares	15,006,457		6,357,108
LoCorr Spectrum Income Fund
Total Net Increase (Decrease)		$60,505,196		$21,365,239

Conversion Feature

Class C shares purchased directly from the Funds or through a financial intermediary, except as otherwise disclosed in the Funds’ prospectus, automatically convert to Class A shares in the month of the 8-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

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7. Federal Tax Information

At December 31, 2022, the components of distributable earnings (losses) on a tax basis were as follows(1):

	LoCorr Macro Strategies Fund(2)	LoCorr Long/Short Commodities Strategy Fund(2)	LoCorr Market Trend Fund(2)
Tax cost of portfolio	$2,245,681,289	$1,461,103,655	$441,320,615

Gross unrealized appreciation	$18,792,407	$124,114,282	$5,151,168
Gross unrealized depreciation	(49,502,752)	(74,469,843)	(16,611,241)
Net unrealized appreciation (depreciation)	(30,710,345)	49,644,439	(11,460,073)
Undistributed ordinary income	—	—	—
Undistributed long-term capital gains	—	—	—
Total earnings accumulated	—	—	—
Other accumulated losses	(99,407,405)	(12,774,680)	(10,657,569)
Total distributable earnings (accumulated losses)	$(130,117,750)	$36,869,759	$(22,117,642)

	LoCorr Dynamic Opportunity Fund	LoCorr Spectrum Income Fund
Tax cost of portfolio	$100,991,337	$117,082,640

Gross unrealized appreciation	$3,819,925	$10,909,351
Gross unrealized depreciation	(3,742,318)	(9,857,779)
Net unrealized appreciation	77,607	1,051,572
Undistributed ordinary income	204,090	—
Undistributed long-term capital gains	12,650	—
Total earnings accumulated	216,740	—
Other accumulated losses	(1,885,538)	(38,469,491)
Total distributable earnings (accumulated losses)	$(1,591,191)	$(37,417,919)

(1)	Total Portfolio represents aggregate amounts of Fund’s investments, securities sold short, forward currency contracts and futures contracts, where applicable.

(2)	Tax Cost is presented on a non-consolidated basis and includes the Fund’s investment in the respective CFC and the unrealized appreciation and depreciation associated with those investments.

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributed primarily to the tax deferral of losses on wash sales, mark to market, investments in partnerships and other temporary differences.

The following reclassifications were made within the components of net assets as of December 31, 2022:

	Total Distributable Earnings/ (Accumulated Loss)	Paid-in Capital
LoCorr Macro Strategies Fund	$(22,462,371)	$22,462,371
LoCorr Long/Short Commodities Strategy Fund	37,777,223	(37,777,223)
LoCorr Market Trend Fund	(19,491,763)	19,491,763
LoCorr Dynamic Opportunity Fund	(87,691)	87,691
LoCorr Spectrum Income Fund	3,322	(3,322)

The LoCorr Macro Strategies Fund’s reclassifications are primarily attributable to certain reclassifications related to the Fund’s wholly-owned subsidiary and equalization.

The LoCorr Long/Short Commodities Strategy Fund’s reclassifications are primarily attributable to certain reclassifications related to the Fund’s wholly-owned subsidiary and equalization.

114 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The LoCorr Market Trend Fund’s reclassifications are primarily attributable to certain reclassifications related to the Fund’s wholly-owned subsidiary and equalization.

The LoCorr Dynamic Opportunity Fund’s reclassifications are primarily the result of equalization.

The LoCorr Spectrum Income Fund’s reclassifications are primarily attributable to certain reclassifications related to partnership basis adjustments and prior year true-ups.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer no capital losses for the fiscal year ended December 31, 2022.

	Post October Loss Deferral	Late Year Loss Deferral
LoCorr Macro Strategies Fund	$97,775,690	$—
LoCorr Market Trend Fund	10,647,706	—
LoCorr Dynamic Opportunity Fund	1,798,224	6,065

At December 31, 2022, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover
	Short-Term	Long-Term	Year of Expiration
LoCorr Long/Short Commodities Strategy Fund	$7,149,841	$5,624,839	Indefinitely
LoCorr Spectrum Income Fund	16,552,811	21,180,950	Indefinitely

During the year ended December 31, 2022, the LoCorr Macro Strategies Fund and the LoCorr Market Trend Fund utilized unlimited capital loss carryover of $53,118,461 and $23,459,333, respectively. The LoCorr Long/Short Commodities Strategy Fund, LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund did not utilize any capital loss carryovers during the year ended December 31, 2022

8. Line of Credit

The Trust entered into an unsecured, uncommitted Loan Agreement (“Line of Credit” or “LOC”) with U.S. Bank not individually but as an umbrella facility on behalf of the Funds in the Trust. The LOC expires on March 8, 2023. The LOC was established to provide the Funds a temporary short-term liquidity source, subject to certain restrictions, covenants and the right of setoff on the Funds’ assets, to meet unanticipated redemptions. Under terms of the LOC, borrowings for each Fund are limited to the lesser of one-third of the net unencumbered assets (including the amount borrowed) of the respective Fund, 5% of the gross assets of the respective Fund or $50 million in the aggregate for all of the Funds under this agreement. U.S. Bank, N.A. charges an interest rate per annum equal to the Prime Rate (7.50% as of December 31, 2022).

The Funds did not utilize the Line of Credit for the year ended December 31, 2022.

9. Subsequent Events

In preparing the financial statements, the Adviser has evaluated events after December 31, 2022.

Declaration of Dividends

The LoCorr Spectrum Income Fund declared the following ordinary income distributions:

		Distribution Amount per Share Class
Dividend Declaration Date (a)	Shareholder of Record Date	Class A	Class C	Class I
January 31, 2023	January 30, 2023	$0.0386	$0.03470	$0.04000
February 28, 2023	February 27, 2023	$0.0386	$0.03470	$0.04000

(a)	Ex-date, reinvest date and payable date.

| 115

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Opportunity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. See Note 2 for additional information.

At a meeting of the Funds’ shareholders held on January 20, 2023, shareholders elected each of Gary Jarrett, Mark Thompson, Ronald Tschetter, Kevin Kinzie, Jon Essen, Daniel O’Lear, Jeffrey Place and Cathleen Tobin as a trustee of the Trust. Messrs. Tschetter, Essen and Kinzie were previously elected by shareholders of the Trust in 2011. Mr. Thompson and Mr. Jarrett were appointed as Trustees by the Board in November 2011 and May 2016, respectively, and had not been previously elected by shareholders. Gary Jarrett resigned as a Trustee effective January 26, 2023.

There were no additional subsequent events since December 31, 2022 through the date the financial statements were issued that would require adjustments to or additional disclosure in these financial statements

116 |

Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
LoCorr Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, open forward currency contracts, open futures contracts, swap contracts, and securities sold short (as applicable), of LoCorr Investment Trust comprising the funds listed below (the “Funds”) as of December 31, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund*	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021, 2020, 2019 and 2018
LoCorr Dynamic Opportunity Fund (formerly LoCorr Dynamic Equity Fund) and LoCorr Spectrum Income Fund	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021, 2020, 2019 and 2018

*	The financial statements referred to throughout are consolidated.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, and underlying fund sponsor; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
March 1, 2023

| 117

LoCorr Investment Trust - Expense Example (Unaudited)

Expense Example

December 31, 2022 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Funds’ transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

118 |

LoCorr Investment Trust - Expense Example (Unaudited) (continued)

Actual vs Hypothetical Returns

Actual vs. Hypothetical returns for the Six Months Ended December 31, 2022 (Unaudited)

				Actual		Hypothetical (5% gross annual return)
Fund	Class	Fund’s Annualized Expense Ratio [1,2]	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period [1,2,3]	Ending Account Value December 31, 2022	Expenses Paid During Period [1,2,3]

LoCorr Macro Strategies Fund
	A	2.16%	$1,000.00	$994.70	$10.86	$1,014.32	$10.97
	C	2.91%	$1,000.00	$990.30	$14.60	$1,010.54	$14.75
	I	1.91%	$1,000.00	$997.20	$9.62	$1,015.58	$9.70

LoCorr Long/Short Commodities Strategy Fund
	A	2.01%	$1,000.00	$1,014.30	$10.21	$1,015.07	$10.21
	C	2.76%	$1,000.00	$1,011.20	$13.99	$1,011.29	$13.99
	I	1.76%	$1,000.00	$1,016.00	$8.94	$1,016.33	$8.94

LoCorr Market Trend Fund
	A	2.05%	$1,000.00	$967.70	$10.17	$1,014.87	$10.41
	C	2.80%	$1,000.00	$963.30	$13.86	$1,011.09	$14.19
	I	1.80%	$1,000.00	$969.20	$8.93	$1,016.13	$9.15

LoCorr Dynamic Opportunity Fund
	A	2.48%	$1,000.00	$1,041.40	$12.76	$1,012.70	$12.58
	C	3.23%	$1,000.00	$1,037.70	$16.59	$1,008.92	$16.36
	I	2.23%	$1,000.00	$1,043.90	$11.49	$1,013.96	$11.32

LoCorr Spectrum Income Fund
	A	2.11%	$1,000.00	$930.60	$10.27	$1,014.57	$10.71
	C	2.86%	$1,000.00	$927.80	$13.90	$1,010.79	$14.50
	I	1.86%	$1,000.00	$933.10	$9.06	$1,015.83	$9.45

1

Includes dividend and/or interest expense of 0.00%, 0.00%, 0.00%, 0.23% and 0.05% for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Dynamic Opportunity Fund and the LoCorr Spectrum Income Fund, respectively.

2	Includes expenses of wholly-owned and controlled Cayman Islands subsidiaries for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund.

3

Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

| 119

Review of Management and Sub-Advisory Agreements (Unaudited)

LoCorr Investment Trust

December 31, 2022 (Unaudited)

Review of Management and Sub-Advisory Agreements

Counsel directed the Board’s attention to Section 5 of the Board materials for the renewal of the investment sub-advisory agreement for the LoCorr Dynamic Opportunity Fund (“LDO Fund”).

The Board reviewed the memorandum provided by Counsel which had been provided to them prior to the meeting entitled, “Duties of Trustees with Respect to Approval and Renewal of Investment Advisory and Sub-Advisory Contracts”. The Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), reviewed the various factors relevant to its consideration of the subadvisory agreement and the legal responsibilities of the Board related to such consideration. These factors included the following:

●	The nature, extent and quality of the services provided by the investment sub-adviser to the fund;

●	The investment performance of the fund and the investment sub-adviser;

●	The costs of the services to be provided and the profits to be realized by the sub-adviser and its affiliates from the relationship with the fund;

●	The extent to which economies of scale will be realized as the fund grows; and

●	Whether the fee levels reflect these economies of scale to the benefit of the shareholders.

The Board reviewed the responses to the 15(c) questionnaire and the sub-advisory agreement prior to the meeting.

Kettle Hill Capital Management, LLC (“Kettle Hill”), Sub-Adviser (LDO Fund)

A representative of the Adviser reviewed the subadvisory services provided by Kettle Hill for the LDO Fund with the Trustees including the responsibilities and experience of Kettle Hill’s key individuals and the overall resources of Kettle Hill devoted to managing its allocation of the LDO Fund. The Board noted that there were no changes in the key personnel of Kettle Hill since the Board’s last approval.

Counsel indicated for the benefit of the Trustees that Kettle Hill reported no material compliance issues, regulatory issues or material litigations in the past year. Counsel further noted for the Board that Kettle Hill continued to maintain an Errors & Omissions insurance policy. After a discussion, the Board concluded that Kettle Hill has extensive investment management experience and appropriate resources to continue to provide satisfactory services for the LDO Fund.

The Trustees next reviewed the performance of Kettle Hill with respect to its allocation of the LDO Fund. Fund Counsel noted for the Trustees the subadviser’s performance compared to the overall LDO Fund. The Board noted that Kettle Hill’s 1-year performance had slightly lagged the overall performance of the Fund. The Trustees also discussed Kettle Hill’s performance relative to the Fund’s benchmark and the subadviser’s own benchmark. The Trustees did note that Kettle Hill had outperformed the overall fund and its benchmark for the 5-year period. In response to a question, a representative of the Adviser indicated that it continued to be satisfied with Kettle Hill’s overall performance. After a discussion, the Board concluded that Kettle Hill’s performance remained satisfactory.

The Trustees reviewed and discussed that Kettle Hill continues to receive soft-dollar benefits from its relationship with the LDO Fund that Kettle Hill uses for brokerage and research purposes. After a discussion, the Trustees concluded that the other benefits that may be derived by Kettle Hill from its relationship with the Fund were not unreasonable.

Counsel then directed the Board’s attention to the costs of services provided by Kettle Hill to the LDO Fund. Counsel reviewed for the Trustees the fees charged by Kettle Hill to its other advisory accounts including other registered investment companies. The Board noted Kettle Hill’s net profits related to its services to the LDO Fund. The Board reviewed and discussed the level of Kettle Hill’s profitability and found it to be not excessive After further discussion, the Board concluded that Kettle Hill’s sub-advisory fee and profitability were reasonable.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement with Kettle Hill, and as assisted by the advice of Counsel, the Trustees concluded that the subadvisory fee was not unreasonable and that renewal of the sub-advisory agreement with Kettle Hill was in the best interests of the shareholders of the LDO Fund.

120 |

Notice of Privacy Policy & Practices/Quarterly Portfolio Holdings/Proxy (Unaudited)

Notice of Privacy Policy & Practices

(Unaudited)

Your privacy is important to us. The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

●

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

●

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Portfolio Holdings Disclosure

(Unaudited)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-855-523-8637.

Proxy voting policies, procedures and record

(Unaudited)

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-855-523-8637, or on the EDGAR Database on the SEC’s website (http:// www.sec.gov).

| 121

Qualified Dividend Income (“QDI”) / Dividends Received Deduction (“DRD”) (Unaudited)

Qualified Dividend Income (“QDI”) / Dividends Received Deduction (“DRD”)

(Unaudited)

For the fiscal year ended December 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified income was as follows:

Fund	QDI%
LoCorr Macro Strategies Fund	0.00%
LoCorr Long/Short Commodities Strategy Fund	0.00%
LoCorr Market Trend Fund	0.00%
LoCorr Dynamic Opportunity Fund	20.26%
LoCorr Spectrum Income Fund	57.47%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2022 was as follows:

Fund	DRD%
LoCorr Macro Strategies Fund	0.00%
LoCorr Long/Short Commodities Strategy Fund	0.00%
LoCorr Market Trend Fund	0.00%
LoCorr Dynamic Opportunity Fund	16.97%
LoCorr Spectrum Income Fund	51.24%

122 |

Independent Trustees/Interested Trustees and Officers

The Statement of Additional Information includes additional information about the Independent Trustees/Interested Trustees and Officers and is available, without charge, by calling 1-855-523-8637.

Independent Trustees
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Gary Jarrett Year of Birth: 1954	Trustee/ 2016–present	Chief Executive Officer, Black River Asset Management LLC, investment subsidiary of Cargill, Inc., 2002–2015.	5	None
Mark Thompson Year of Birth: 1959	Trustee/ 2011–present	Chairman and Chief Manager, Riverbridge Partners, LLC (investment management), 1987–present.	5	None
Ronald A. Tschetter Year of Birth: 1941	Trustee/ 2011–present	Mr. Tschetter is presently retired from his principal occupations; Director of the U.S. Peace Corps, 2006–2009.	5	None

Interested Trustees and Officers
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Jon C. Essen[3] Year of Birth: 1963	Treasurer, Secretary, Chief Financial Officer/ 2011–present; Trustee/ 2010–present	LoCorr Fund Management, LLC: Chief Operating Officer (2010–2016), Chief Compliance Officer, (2010–2017); LoCorr Distributors, LLC: Principal, Chief Financial Officer, and Registered Representative (2008–present) Chief Compliance Officer (2008–2017); Steben & Company (broker/dealer and registered investment adviser): Principal and Chief Financial Officer (2020–present)	5	None
Kevin M. Kinzie[4] Year of Birth: 1956	President, Trustee/ 2011–present	Chief Executive Officer of LoCorr Fund Management, LLC, 2010 to present; President and Chief Executive Officer of LoCorr Distributors, LLC (broker/dealer), 2002– present. President and Chief Executive Officer of Steben & Company (broker/dealer and registered investment adviser), (2019–present).	5	None
Brian Hull[5] Year of Birth: 1968	Chief Compliance Officer/ 2019–present	Steben & Company (broker/dealer and registered investment adviser): Chief Compliance Officer 2002–2007 and 2012–Present; Financial & Operations Principal (FINOP) 2002–Present; Registered Representative 2002–Present.	5	None

1	The term of office for each Trustee listed above will continue indefinitely.
2	The term “Fund Complex” refers to the LoCorr Investment Trust.
3	Mr. Essen is an interested Trustee because he is an officer of the Funds’ Adviser.
4	Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Funds’ Adviser.
5	Mr. Hull is an interested person because he is an officer of the Funds’ Adviser.

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1.855.523.8637 | www.LoCorrFunds.com

Investment Adviser
LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331

Administrator, Fund Accountant and Transfer Agent
U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Fund Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

LOCORR™ FUNDS

LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926

LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926
www.LoCorrFunds.com

LC 3937 (1/23)

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference. See Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant of $5,565 and $6,500 represent a cursory review of the semi-annual report for LoCorr Investment Trust for the periods ended June 30, 2022 and June 30, 2021, respectively. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
(a) Audit Fees	$137,000	$130,000
(b) Audit-Related Fees	$0	$0
(c)Tax Fees	$31,500	$30,000
(d) All Other Fees	$5,565	$6,500

(e)(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2022 and $0 for 2021.

(h)	Not applicable

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Incorporated by reference to the registrant’s Form N-CSR filed March 7, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(4) Changes in the registrant’s independent public accountant.

There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	LoCorr Investment Trust

By (Signature and Title)	/s/ Kevin Kinzie
Kevin Kinzie, President

Date	3/4/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kevin Kinzie
Kevin Kinzie, President

Date	3/4/2023

By (Signature and Title)	/s/ Jon Essen
Jon Essen, Treasurer

Date	3/4/2023